UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CPG COOPER SQUARE INTERNATIONAL EQUITY, LLC
CPG FOCUSED ACCESS FUND, LLC
CPG VINTAGE ACCESS FUND, LLC
CPG VINTAGE ACCESS FUND II, LLC
CPG VINTAGE ACCESS FUND III, LLC
CPG VINTAGE ACCESS FUND IV, LLC

(Name of Registrant(s) as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

CPG COOPER SQUARE INTERNATIONAL EQUITY, LLC
CPG FOCUSED ACCESS FUND, LLC
CPG VINTAGE ACCESS FUND, LLC
CPG VINTAGE ACCESS FUND II, LLC
CPG VINTAGE ACCESS FUND III, LLC
CPG VINTAGE ACCESS FUND IV, LLC

500 Fifth Avenue, 31st Floor
New York, NY 10110

[_______], 2021

Dear Unitholder:

A joint special meeting of the holders of units ("Unitholders") of the above-referenced limited liability companies (each a "Fund," and collectively, the "Funds") will be held [via audio teleconference] on [Wednesday, January 26], 2022, at [_____] [a.m.], Eastern Time (the "Meeting"). You are receiving this letter because you were a Unitholder of record of at least one Fund as of [November 30], 2021 (the "Record Date").

The Meeting is being held to approve matters important to your Fund relating to the proposed acquisition by Macquarie Management Holdings, Inc. ("Macquarie") of Central Park Group, LLC ("Central Park Group"). On October 21, 2021, Central Park Group, the parent company of Central Park Advisers, LLC, the Funds' investment adviser (the "Adviser"), and Macquarie announced that they had entered into an agreement whereby Macquarie will acquire Central Park Group (the "Transaction"). Subject to the satisfaction or appropriate waiver of the conditions to the closing, the Transaction is expected to close in the first quarter of 2022 (the "Closing"). Upon the Closing of the Transaction, each Fund's current investment advisory agreement and sub-investment advisory agreement (if applicable) will automatically terminate in accordance with its terms and applicable regulations.

In order to help ensure that each Fund's investment program continues uninterrupted upon the Closing, I am asking for your vote at the Meeting on the following proposals affecting the Funds, as well as to transact such other business as may properly come before the Meeting or any adjournments or postponements thereof:

1.	For All Funds: To approve a new investment advisory agreement.

2.	For CPG Cooper Square International Equity, LLC: To approve a new sub-investment advisory agreement for the Fund.

The Board of Directors of each Fund unanimously approved, and recommends that you vote FOR, each proposal.

Detailed information about the proposals is contained in the enclosed materials. Please review and consider the enclosed materials carefully, and then please take a moment to vote.

To express our appreciation for your participation, the Adviser will make a charitable donation to [____] for every Unitholder that votes.

[Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of our Unitholders, employees, and community, the Meeting will be conducted exclusively via audio teleconference]. Any Unitholder wishing to participate in the Meeting telephonically can do so. If you were a record holder of Fund units as of the Record Date, please email our proxy solicitor, [_____], at [_____].com no later than [___] [p.m.] Eastern Time on [_____], 2022 to register. Please include the Fund's name(s) in the subject line and provide your name and address in the body of the e-mail.  [_____] will then e-mail you the conference call dial-in information and instructions for voting during the Meeting. The conference call dial-in number will only be active for the date and time of the Meeting. If you have any questions prior to the Meeting, please call [_____] at the phone number provided below.]

Whether or not you plan to attend the Meeting [via audio teleconference], your vote is needed.

Unitholders of record of the Funds as of the close of business on [November 30], 2021 are entitled to receive notice of, to vote at and to participate virtually at the Meeting and any adjournments or postponements of the Meeting. Your vote is important no matter how many units you own. It is important that your vote be received no later than [_____] [a.m.] Eastern Time on [______], 2022.

Voting is quick and easy. Everything you need is enclosed. You may vote by completing and returning your proxy card in the enclosed postage-paid return envelope, by calling the toll-free telephone number listed on the enclosed proxy card, or by visiting the Internet website listed on the enclosed proxy card. You may receive more than one set of proxy materials if you hold units in more than one account. Please be sure to vote each proxy card you receive. If we do not hear from you, our proxy solicitor, [_____], may contact you. This will ensure that your vote is counted even if you cannot or do not wish to attend the Meeting. If you have any questions about the proposals or how to vote, you may call [_____] at [_____] and a representative will assist you.

Your vote is important to us. Thank you for your response and for your investment.

Sincerely,

Mitchell A. Tanzman

Director and Principal Executive Officer of the Funds

CPG COOPER SQUARE INTERNATIONAL EQUITY, LLC
CPG FOCUSED ACCESS FUND, LLC
CPG VINTAGE ACCESS FUND, LLC
CPG VINTAGE ACCESS FUND II, LLC
CPG VINTAGE ACCESS FUND III, LLC
CPG VINTAGE ACCESS FUND IV, LLC

500 Fifth Avenue, 31st Floor
New York, NY 10110

NOTICE OF JOINT SPECIAL MEETING OF UNITHOLDERS

NOTICE IS HEREBY GIVEN that a joint special meeting of the holders of units ("Unitholders") of the above-referenced limited liability companies (each a "Fund," and collectively the "Funds") will be held [via audio teleconference] on [Wednesday, January 26], 2022 at [___] [a.m.], Eastern Time (the "Meeting"). At the Meeting, Unitholders will be asked to consider and vote upon the following proposals (collectively, the "Proposals," with each being a "Proposal") and to act upon any other business which may properly come before the Meeting or any adjournment or postponement thereof:

Proposals		Unitholders Entitled to Vote
1.	To approve a new investment advisory agreement for each Fund (the "New Investment Advisory Agreement Proposal").	All Unitholders of each Fund, voting separately

2.	To approve a new sub-investment advisory agreement for the Fund (the "New Sub-Investment Advisory Agreement Proposal").	All Unitholders of CPG Cooper Square International Equity, LLC

The Board of Directors of each Fund (collectively, the "Board") unanimously approved and recommends that you vote FOR the New Investment Advisory Agreement Proposal and FOR the New Sub-Investment Advisory Agreement Proposal.

The Proposals are discussed in greater detail in the enclosed joint proxy statement. Please read the joint proxy statement carefully for information concerning the Proposals. The enclosed materials contain the Notice of Joint Special Meeting of Unitholders (the "Notice"), joint proxy statement and proxy card(s). A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to the Fund. If you complete, sign and return the proxy card, we will vote it as you indicated. If you simply sign, date and return the enclosed proxy card, but do not specify a vote, your proxy will be voted FOR the Proposals.

To express our appreciation for your participation, Central Park Advisers, LLC will make a charitable donation to [____] on behalf of every Unitholder that votes.

Unitholders of record of each Fund at the close of business on [November 30], 2021 are entitled to receive notice of, and to vote at, the Meeting and any adjournments or postponements thereof. It is important that your units be voted at the Meeting. You may vote by telephone, Internet or by completing the enclosed proxy card(s) and returning it in the accompanying envelope as promptly as possible. [You also may vote by attending the Meeting via audio teleconference.] [In addition, any Unitholder who attends the Meeting virtually may provide voting instructions by Internet during the Meeting.] Unitholders who execute proxies may revoke or change their proxy at any time prior to the time it is exercised at the Meeting by delivering a written notice of revocation, [or] by delivering a subsequently dated proxy by mail, telephone or the Internet [(including during the Meeting)] [or by attending the Meeting via audio teleconference and voting at the Meeting]. If you revoke a previous proxy, your vote will not be counted unless you [attend the Meeting via audio teleconference and vote or legally appoint another proxy to vote on your behalf]. Merely attending the Meeting [via audio teleconference], however, will not revoke a validly given proxy received before the Meeting.

REGARDLESS OF WHETHER YOU PLAN TO PARTICIPATE IN THE MEETING [VIA AUDIO TELECONFERENCE], PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

[Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of our Unitholders, employees, and community, the Meeting will be conducted exclusively [via audio teleconference]. Any Unitholder wishing to participate in the Meeting [telephonically] can do so.] If you were a record holder of Fund units as of [November 30] 2021, please send an e-mail to the Fund's proxy solicitor, [_____], at [_____].com no later than [____] [p.m.] Eastern Time on [_____], 2022 to register. Please include the Fund's name(s) in the subject line and provide your name and address in the body of the e-mail. [_____] will then e-mail you the conference call dial-in information and instructions for voting during the Meeting.

The [conference call dial-in number] will only be active for the date and time of the Meeting. If you have any questions prior to the Meeting, please call [_____] at [_____].

YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY UNITS YOU OWN, PLEASE SEND IN THE PROXY CARD, OR VOTE BY TELEPHONE OR THE INTERNET TODAY.

Important Notice Regarding the Internet Availability of Proxy Materials for the Meeting.  This Notice and the joint proxy statement are available on the internet at www.[____]. On this webpage, you will be able to access the Notice, the joint proxy statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to Unitholders.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

By Order of the Board of Directors of

CPG Cooper Square International Equity, LLC

CPG Focused Access Fund, LLC

CPG Vintage Access Fund, LLC

CPG Vintage Access Fund II, LLC

CPG Vintage Access Fund III, LLC

CPG Vintage Access Fund IV, LLC

Mitchell A. Tanzman
Director and Principal Executive Officer of the Funds [______], 2021

JOINT PROXY STATEMENT

For

CPG COOPER SQUARE INTERNATIONAL EQUITY, LLC ("Cooper Square"),

CPG FOCUSED ACCESS FUND, LLC ("Focused Access"),

CPG VINTAGE ACCESS FUND, LLC ("Vintage I"),

CPG VINTAGE ACCESS FUND II, LLC ("Vintage II"),

CPG VINTAGE ACCESS FUND III, LLC ("Vintage III"),

and

CPG VINTAGE ACCESS FUND IV, LLC ("Vintage IV")

500 Fifth Avenue, 31st Floor
New York, NY 10110

Dated [______], 2021

JOINT PROXY STATEMENT

FOR THE JOINT SPECIAL MEETING OF UNITHOLDERS

TO BE HELD ON [Wednesday, JANUARY 26], 2022

This joint proxy statement ("Joint Proxy Statement") is being furnished to you in connection with the solicitation of proxies by the Boards of Directors (collectively, the "Board") of the above-referenced limited liability companies (each a "Fund," and collectively the "Funds") to be held [via audio teleconference] on [Wednesday, January 26], 2022 at [____] [a.m.], Eastern Time (the "Meeting").

The Joint Proxy Statement provides you with information you should review before voting on the matters listed below and in the Notice of the Joint Special Meeting of Unitholders. Much of the information in this Joint Proxy Statement is required under rules of the U.S. Securities and Exchange Commission ("SEC"). If there is anything you do not understand, please contact us at our toll-free number 800-777-6472. This Joint Proxy Statement, the Notice of Joint Special Meeting of Unitholders and related proxy card(s) will be mailed to holders of units ("Unitholders") of the Funds beginning on or about [December ___], 2021.

Proposals/Unitholders Entitled to Vote

The Meeting is being called to ask Unitholders to consider and vote on the following proposals (collectively, the "Proposals," with each referred to as a "Proposal"), which are described more fully below:

Proposals		Unitholders Entitled to Vote
1.	To approve a new investment advisory agreement for each Fund (the "New Investment Advisory Agreement Proposal").	All Unitholders of each Fund, voting separately

2.	To approve a new sub-investment advisory agreement for the Fund (the "New Sub-Investment Advisory Agreement Proposal").	All Unitholders of Cooper Square

The Board unanimously approved and recommends that you vote FOR the New Investment Advisory Agreement Proposal and FOR the New Sub-Investment Advisory Agreement Proposal.

Unitholders of record of the Funds as of the close of business on [November 30], 2021 (the "Record Date") are entitled to attend and to vote at the Meeting.  Appendix A sets forth the number of Units issued and outstanding for each class of each Fund as of the Record Date and the number of votes to which each class is entitled at the Meeting.

Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of our Unitholders, employees, and community, the Meeting will be conducted exclusively via [audio teleconference]. Instructions on how to vote whether you expect to attend the Meeting or not are provided under the section "VOTING PROCEDURES -How do I vote?" section of this Joint Proxy Statement.

TO ASSURE THE PRESENCE OF A QUORUM FOR EACH FUND, PLEASE PROMPTLY EXECUTE AND RETURN THE ENCLOSED PROXY CARD(S). A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET AT THE NUMBER OR WEBSITE ADDRESS PRINTED ON THE ENCLOSED PROXY CARD.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

Below is a brief overview of the matters to be voted on at the Meeting. Your vote is important, no matter how large or small your holdings may be. Please read the full text of this Joint Proxy Statement, which contains additional information about the Proposals, and keep it for future reference.

OVERVIEW

What is the Transaction?

On October 21, 2021, Central Park Group, LLC ("Central Park Group"), the parent company of Central Park Advisers, LLC (the "Adviser" and, together with Central Park Group, "CPG"), and Macquarie Management Holdings, Inc. ("Macquarie"), announced that they had entered into an agreement whereby Macquarie will acquire Central Park Group (the "Transaction"). Subject to the satisfaction or appropriate waiver of the conditions to the closing, the Transaction is expected to close in the first quarter of 2022 (the "Closing"). If the Transaction is consummated, Central Park Group would become a wholly-owned subsidiary of Macquarie, which is an indirect wholly-owned subsidiary of Macquarie Group Limited ("Macquarie Group"), a publicly-listed (ASX: MQG) global financial services group organized under the laws of Australia. One condition to the Closing of the Transaction is that CPG receive consents from its investment management clients, including the Funds, representing a specified percentage of CPG's investment advisory fee revenues as of an agreed upon date. If CPG does not receive the requisite consents, and the condition is not waived, or if the Transaction is not consummated for any other reason, the Transaction will not be consummated and the Proposals will not be implemented.

Your Fund investment will not change as a result of the Transaction. You will still own the same Fund units and the underlying value of those units will not change as a result of the Transaction. Your Fund's portfolio managers will continue to manage your Fund(s) according to the same objectives and policies as before, except that at Closing, portfolio managers that are currently Central Park Group employees will be employees of a subsidiary of Macquarie.

Following the Transaction, CPG will be part of an organization with greater scale, broader distribution capabilities and new opportunities to grow. Macquarie, together with its affiliates, is a top 50 global asset manager, top 25 U.S. actively-managed, long-term mutual fund manager and the largest manager of infrastructure and real assets globally. Macquarie Group's global asset management division, Macquarie Asset Management, provides clients with access to a diverse range of capabilities and products across infrastructure, real estate, private credit, fixed-income, equities, multi-asset and liquid alternatives. As of September 30, 2021, Macquarie Asset Management had approximately $531.6 billion of assets under management. The CPG team will help further Macquarie's mission of delivering qualified purchasers and accredited investors an expansive suite of differentiated, institutional quality alternative investments backed by a foundation of client and advisor education. CPG believes that the combination of Macquarie and CPG will position CPG under its new ownership to address the needs of individual investors and advisors by providing increased access to alternative investments along with an enhanced client experience.

Why am I being asked to vote?

Upon the Closing of the Transaction, each Fund's investment advisory agreement and, for Cooper Square, sub-investment advisory agreement, will automatically terminate by operation of applicable law and in accordance with its terms. Accordingly, you are being asked to vote in favor of proposals to approve new investment advisory agreements and, for Cooper Square, a sub-investment advisory agreement, to replace the agreements that will terminate. Specifically, you will be asked to vote on the following proposals:

•	For all Funds: Approve a new investment advisory agreement for your Fund with the Adviser (a "New Investment Advisory Agreement").

•	For Cooper Square: Approve a new sub-investment advisory agreement among the Adviser, Select Equity Group, L.P. ("SEG") and the Fund (the "New Sub-Investment Advisory Agreement").

A discussion of the proposed New Investment Advisory Agreements is contained in Proposal 1 of the Joint Proxy Statement, and the forms of the proposed New Investment Advisory Agreements are attached hereto as Appendix B. A discussion of the proposed New Sub-Investment Advisory Agreement for Cooper Square is contained in Proposal 2 of the Joint Proxy Statement, and the form of the proposed New Sub-Investment Advisory Agreement is attached hereto as Appendix C.

Approval of the New Investment Advisory Agreements and the New Sub-Investment Advisory Agreement (collectively, the "New Agreements") will provide continuity of the investment program you selected through your investment in the Fund(s) and allow the Funds' operations to continue uninterrupted after the sale.

To express our appreciation for your participation, the Adviser will make a charitable donation to [____] for every Unitholder that votes.

Will the proposed New Agreements result in any changes in the portfolio management, investment objective(s), or investment strategy of my Fund?

No. The proposed New Agreements are not expected to result in any changes to any Fund's investment objective(s) or investment strategy. Further, it is currently anticipated that the portfolio managers for each Fund will continue in their current roles upon the Closing.

Is my Fund paying for the Transaction or this proxy solicitation?

No. No Fund will bear any portion of the costs associated with the Transaction. All costs associated with this Joint Proxy Statement and the Meeting, including proxy solicitation costs, legal fees, and the costs of printing and mailing this Joint Proxy Statement, will be borne by Macquarie.

Will the Transaction be completed if the Proposals are not approved?

Provided all other conditions of the Transaction are met or waived as described herein, the Closing may take place even if Unitholders of a Fund do not approve the Proposals applicable to such Fund. If this should happen, the Board of such Fund would consider what additional actions to take, which could include continuing to solicit approval of the Proposals. In addition, the Board of each Fund has approved interim investment advisory agreements and, in the case of Cooper Square, an interim sub-investment advisory agreement to permit continuity of management while proxy solicitation continues. The terms of the interim investment advisory agreements and sub-investment advisory agreement are substantially identical to those of the current agreements except for term and escrow provisions required by applicable law.

Will the Proposals be implemented if the Transaction is not consummated?

No. If the Transaction is not consummated, the Proposals will not be implemented, even if the Proposals are approved by Unitholders. Accordingly, the New Investment Advisory Agreements would not take effect for any Fund; and the New Sub-Investment Advisory Agreement would not take effect for Cooper Square.

Will the Proposals be implemented before the Closing of the Transaction?

No. Even if approved by Unitholders prior to Closing, the New Agreements will become effective as of the Closing of the Transaction.

How does the Board recommend that Unitholders of each Fund vote on the Proposals?

The Board unanimously approved and recommends that you vote FOR the New Investment Advisory Agreement Proposal and FOR the New Sub-Investment Advisory Agreement Proposal.

Will one Proposal pass if the other Proposals are not approved?

Yes. None of the Proposals are contingent on the other Proposals being approved. Each Fund will vote separately on the Proposals applicable to such Fund. This means that approval of the New Investment Advisory Agreement Proposal by Unitholders of one Fund is not contingent upon approval of the same New Investment Advisory Agreement Proposal by Unitholders of the other Funds. If one Fund approves the New Investment Advisory Agreement Proposal and the other Funds do not, the Fund whose Unitholders approved the New Investment Advisory Agreement Proposal will be able to effectuate the New Investment Advisory Agreement, contingent on the Closing of the Transaction.

If the New Sub-Investment Advisory Agreement for Cooper Square is approved, but the New Investment Advisory Agreement for Cooper Square is not approved, the New Sub-Investment Advisory Agreement for Cooper Square will not be implemented.

Will my Fund's contractual management fee rates increase?

No. Your Fund's contractual management fee rates will not change as a result of the New Agreements.

How do the proposed New Agreements differ from the current investment advisory and sub-investment advisory agreements?

The New Agreements will be substantially identical to the current agreements, except that the New Investment Advisory Agreements provide that the Funds may bear a portion of expenses associated with personnel of the Adviser or its affiliates providing legal services to the Fund and producing Fund regulatory materials. The current investment advisory agreement does not specifically provide for the allocation of certain internal expenses. None of these expenses will be allocated to the Funds for a period of at least two years following the Closing. It is expected that the provision of such services by personnel of the Adviser or its affiliates, rather than outside counsel, will result in a reduction in Fund expenses.

What will happen if Unitholders of my Fund do not approve the relevant New Agreement(s) before consummation of the Transaction?

The Adviser will manage your Fund under an interim investment advisory agreement, but must place its compensation for advisory services during this interim period in escrow, pending Unitholder approval of the New Investment Advisory Agreement. Additionally, for Cooper Square, SEG will continue to manage the Fund under an interim sub-investment advisory agreement, but must place its compensation for sub-advisory services during this interim period in escrow, pending Unitholder approval of the New Sub-Advisory Agreement. The interim advisory and sub-investment advisory agreements are substantially identical to the current advisory and sub-investment advisory agreements, except for term and escrow provisions required by applicable regulations.

VOTING PROCEDURES

Why did you send me this booklet?

You are receiving this booklet because you were a Unitholder of one or more Funds as of the close of business on [November 30], 2021 (the "Record Date"). This booklet includes the Joint Proxy Statement. It provides you with information you should review before providing voting instructions on the matters listed above. The words "you" and "Unitholder" are used in this Joint Proxy Statement to refer to the person or entity that has voting rights in connection with the units.

Who is asking for my vote?

The Board has sent a Joint Proxy Statement to you and all other Unitholders of record as of the Record Date. The Board is soliciting your vote for the Proposals discussed herein.

Who is eligible to vote?

Unitholders holding an investment in units of any of the Funds as of the close of business on the Record Date are eligible to vote: (1) Unitholders of Vintage I, Vintage II, Vintage III and Vintage IV (collectively, the "Vintage Funds") will be entitled to one vote for each unit (and a proportionate fractional vote for each fraction of a unit held); and (2) Unitholders of Cooper Square and Focused Access will be entitled to one vote for each dollar of net asset value held (and a proportionate fractional vote for each fractional dollar amount).

How do I vote?

[Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of our Unitholders, employees, and community, the Meeting will be conducted exclusively [via audio teleconference]. Any Unitholder wishing to participate in the Meeting [telephonically] can do so. If you were a record holder of Fund units as of the Record Date, please email [_____]at [_____].com no later than [___] [p.m.] Eastern Time on [_____], 2022 to register. Please include the Fund's name(s) in the subject line and provide your name and address in the body of the e-mail[_____] will then e-mail you the conference call dial-in information and instructions for voting during the Meeting.]

The [conference call dial-in number] will only be active for the date and time of the Meeting. If you have any questions prior to the Meeting, please call [_____] at the phone number provided above.

If you do not expect to be present at the Meeting [via audio teleconference] and wish to vote your units, please complete your proxy in accordance with the instructions included on the enclosed proxy card(s). If your proxy is properly returned, units represented by it will be voted at the Meeting in accordance with your instructions for the Proposals. If your proxy is properly executed and returned and no choice is specified on the proxy card(s) with respect to the Proposals, the proxy will be voted FOR the approval of the Proposals and in accordance with the judgment of the person appointed as proxy upon any other matter that may properly come before the Meeting. Unitholders who execute proxies may revoke or change their proxy at any time prior to the time it is exercised at the Meeting by delivering a written notice of revocation, [or] by delivering a subsequently dated proxy by mail, telephone or the Internet [(including during the Meeting)] [or by attending the Meeting via audio teleconference and voting at the Meeting]. If you revoke a previous proxy, your vote will not be counted unless you [attend the Meeting via audio teleconference and vote or legally appoint another proxy to vote on your behalf.] Merely attending the Meeting via audio teleconference, however, will not revoke a validly given proxy received before the Meeting.

How can I obtain more information about the Funds?

You may speak to a representative of [_____], who can assist you with any questions, by calling [____]. Copies of each Fund's Annual Report for the most recently completed fiscal year and the Semi-Annual Report for the most recent semi-annual period succeeding the Annual Report, if any, previously have been mailed or made available to Unitholders. This Joint Proxy Statement should be read in conjunction with each Annual and Semi-Annual Report. You can obtain copies of Annual and Semi-Annual Reports, without charge, by writing to the respective Fund at 500 Fifth Avenue, 31st Floor, New York, New York 10110, or by calling [______]. You should receive the reports within three business days of your request. Copies of these reports are also available free of charge on the SEC's website at www.sec.gov.

PROPOSAL 1

TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT FOR EACH FUND

("NEW INVESTMENT ADVISORY AGREEMENT PROPOSAL")

Introduction

The current investment advisory agreements between each Fund and the Adviser (the "Current Investment Advisory Agreements") will automatically terminate upon the Closing of the Transaction. To ensure that advisory services can continue uninterrupted following the termination of the Current Investment Advisory Agreements, the Board, including each Fund's Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Funds (the "Independent Directors"), unanimously approved the proposed New Investment Advisory Agreement for each Fund, to become effective upon the Closing, subject to Unitholder approval. In the event Unitholders of one or more Funds do not approve the New Investment Advisory Agreement by the Closing, the Adviser will serve as investment adviser of that Fund pursuant to an interim investment advisory agreement approved by the Board, including its Independent Directors, but must place its compensation for its services during this interim period in escrow pending Unitholder approval of the New Investment Advisory Agreement. The interim advisory agreements have substantially identical terms as the terms of the Current Investment Advisory Agreements, except for term and escrow provisions required by applicable law. If the Transaction is not consummated, the New Investment Advisory Agreement Proposal will not be implemented, even if approved by Unitholders, and the Adviser will continue to serve as investment adviser to the Funds pursuant to the Current Investment Advisory Agreements.

Pursuant to Section 15(a)(4) of the 1940 Act, any investment advisory agreement, including any sub-investment advisory agreement, on behalf of a registered investment company will terminate automatically upon its "assignment." As used in the 1940 Act, the term "assignment" includes any transfer of a controlling interest in an investment adviser. Such a transfer is often referred to as a "Change of Control Event." Consummation of the Transaction, which is anticipated to occur in the first quarter of 2022, whereby Central Park Group will be acquired by Macquarie, will constitute a Change of Control Event for the Adviser, resulting in the automatic termination of the Current Investment Advisory Agreements between the Adviser and the Funds. Section 15(a) of the 1940 Act also provides that "it shall be unlawful for any person to serve or act as an investment adviser of a registered investment company, except pursuant to a written contract, which contract . . . has been approved by the vote of a majority of the outstanding voting securities of such registered company," as that term is defined by the 1940 Act. Accordingly, in order for the Adviser to continue to serve as the investment adviser to the Funds after the Closing, the proposed New Investment Advisory Agreement must be approved by each Fund's Unitholders.

Central Park Group and the Funds are unaware of any Fund Director having any material interest, direct or indirect, in any material transactions since the beginning of the most recently completed fiscal year of any Fund, or in any material proposed transactions, to which the Adviser, any affiliated person of the Adviser who controls the Adviser directly or indirectly through one or more intermediaries (including Macquarie Group) ("Parents"), any affiliated person of the Adviser who is controlled by the Adviser directly or indirectly through one or more intermediaries of the Adviser ("Subsidiaries") (other than another Fund) or any Subsidiary of the Parent was or is to be a party, except that: (1) Mr. Tanzman, who serves as a Director and Chief Executive Officer of the Funds, may be considered to have a material and substantial interest in the Transaction and approval of the New Agreements through direct and indirect ownership interests in Central Park Group and his employment arrangement with Macquarie Group following the Transaction; and (2) Michael Mascis, who is an executive officer of the Funds, and one of his immediate family members, may be considered to have a substantial interest in the Transaction and approval of the New Agreements through ownership interests in Central Park Group and Mr. Mascis's employment arrangement with Macquarie Group following the Transaction.

Section 15(f) of the 1940 Act

Macquarie and Central Park Group have made certain covenants in connection with the Transaction regarding compliance with Section 15(f) of the 1940 Act, which, in pertinent part, provides a safe harbor for the receipt by an investment adviser or any of its affiliated persons of any amount or benefit in connection with certain transactions, such as the Transaction, involving an assignment of an investment management services agreement as long as two conditions are satisfied.

The first condition requires that no "unfair burden" be imposed on the investment company or companies as a result of the Transaction, or as a result of any express or implied terms, conditions or understandings applicable to the Transaction. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor investment adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company (other than bona fide ordinary fees for principal underwriting services).  No such compensation arrangements are contemplated by the Transaction. The second condition requires that, during the three-year period immediately following the Closing of the Transaction, at least 75% of an investment company's board of directors or trustees not be "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the investment adviser or predecessor investment adviser.  The Board of Directors of each Fund satisfies such 75% requirement. Central Park Group and Macquarie have agreed to use their commercially reasonable efforts not to cause a Fund to take any action that would cause the Fund to not comply with the conditions of Section 15(f).

Information About the Adviser

The Adviser, a Delaware limited liability company, serves as the investment adviser to the Funds. The Adviser is wholly-owned by Central Park Group. The Adviser has been a registered investment adviser with the SEC since 2007. Central Park Group offers a broad range of investments including private equity funds, hedge funds, real estate funds and funds-of-funds. As of September 30, 2021, the Adviser had approximately $[___] billion in total assets under management. The principal office of the Adviser and Central Park Group is located at 500 Fifth Avenue, 31st Floor, New York, New York 10110. Appendix D provides the name, address and principal occupation of each principal executive officer and each manager of the Adviser, and Appendix E provides the names of each individual who is an officer or Director of the Funds and who is also an officer, employee, manager, general partner or shareholder of the Adviser. No officer or Director of a Fund who is not a manager or general partner of the Adviser owns securities or has any other material direct or indirect interest in the Adviser or any other person controlling, controlled by or under common control with the Adviser, except that Alexander Lee owns securities of the Adviser.

For each of Cooper Square and Focused Access, the Adviser does not advise any other registered funds that have investment objectives similar to those of the Funds. Each Vintage Fund has an investment objective similar to those of the other Vintage Funds. Appendix F sets forth the size of the Vintage Funds, the rate of the Adviser's compensation, and whether the Adviser has waived, reduced, or otherwise agreed to reduce its compensation under any applicable contract.

If the Transaction closes, the Adviser will become a wholly-owned subsidiary of Macquarie, which is ultimately owned by Macquarie Group. The employees of the Adviser who provide operational support to the Funds and the investment professionals at the Adviser who currently manage each Fund will remain at the Closing of the Transaction, except they will become employees of a subsidiary of Macquarie instead of Central Park Group (the portfolio managers of Cooper Square will remain employees of SEG following the Transaction). Additional information regarding the post-Closing ownership structure of the Adviser is included in Appendix D.

Information About the Current Investment Advisory Agreements

The date of each Current Investment Advisory Agreement, the date on which it was last approved by the Board (the meeting held on such date, the relevant Fund's "Last 15(c) Meeting"), the date on which it was last approved by each respective Fund's Unitholders and the reason for the most recent submission to Unitholders are provided in Appendix G.

Appendix H describes for each Fund the aggregate amount of the Adviser's advisory fees during the Fund's last fiscal year. There were no other material payments to the Adviser or its affiliates by a Fund during its last fiscal year.

Comparison of the Proposed New Investment Advisory Agreements and the Current Investment Advisory Agreements

If the Transaction closes, it is proposed that the Adviser continue to provide investment management services to the Funds pursuant to the proposed New Investment Advisory Agreements. The proposed New Investment Advisory Agreements with the Adviser for the Funds are substantially identical to the Funds' Current Investment Advisory Agreements, except that the New Investment Advisory Agreements provide that the Funds may bear a portion of expenses associated with personnel of the Adviser or its affiliates providing legal services to the Fund and producing Fund regulatory materials, as described below. None of these expenses will be allocated to the Funds for a period of at least two years following the Closing. It is expected that the provision of such services by personnel of the Adviser or its affiliates, rather than outside counsel, will result in a reduction in Fund expenses. The proposed New Investment Advisory Agreements do not change any Fund's contractual advisory fee rate. The terms of the proposed New Investment Advisory Agreements, and any material differences between the proposed New Investment Advisory Agreements and the Current Investment Advisory Agreements, are described generally below. This summary description and the comparison below is qualified in its entirety by the complete text of the New Investment Advisory Agreements, copies of which are attached as Appendix B. The copies of the New Investment Advisory Agreements attached as Appendix B are marked to show the changes against the Current Investment Advisory Agreements.

Fees. There would be no change in the investment advisory fees payable by the Funds to the Adviser under the proposed New Investment Advisory Agreements. Appendix I discloses the rate of compensation of the Adviser under the Current Investment Advisory Agreements and the proposed New Investment Advisory Agreements.

Investment Advisory Services. There would be no change in the investment advisory services provided to the Funds by the Adviser under the proposed New Investment Advisory Agreements. The proposed New Investment Advisory Agreements and the Current Investment Advisory Agreements generally require the Adviser to manage the assets and liabilities of the Fund and to manage the day-to-day business and affairs of the Fund, subject to the supervision of the Board.

Payment of Expenses. The proposed New Investment Advisory Agreements and the Current Investment Advisory Agreements generally provide that each Fund will bear all expenses incurred in the business of the Fund, except those specifically assumed by the Adviser and other service providers pursuant to their agreements with the Fund and provide specific examples (but not an exhaustive list) of such expenses. There would be no change in the provisions addressing allocation of expenses under the proposed New Investment Advisory Agreements, except that the New Investment Advisory Agreements provide that the Funds may bear a portion of expenses associated with personnel of the Adviser or its affiliates providing legal services to the Fund and producing Fund regulatory materials. The current Investment Advisory Agreement does not specifically provide for the allocation of certain internal expenses. None of these expenses will be allocated to the Funds for a period of at least two years following the Closing. It is expected that the provision of such services by personnel of the Adviser or its affiliates, rather than outside counsel, will result in a reduction in Fund expenses.

Limitation of Liability. There would be no change in the provisions regarding limitation of liability under the proposed New Investment Advisory Agreements. The proposed New Investment Advisory Agreements and the Current Investment Advisory Agreements provide that, in the absence of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement, the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or any Unitholders in connection with the matters to which the Agreement relates.

Term and Continuance. If approved by Unitholders of a Fund, the proposed New Investment Advisory Agreements will continue in effect for an initial period of two years from the date of effectiveness, whereas the Current Investment Advisory Agreements for each Fund other than Cooper Square and Vintage IV have completed their initial two-year terms and now each have one-year terms. The Current Investment Advisory Agreements for Cooper Square and Vintage IV are one year into their initial two-year terms. The proposed New Investment Advisory Agreements and the Current Investment Advisory Agreements have identical provisions for renewal, and may be renewed provided that renewal and continuance is specifically approved at least annually in accordance with the 1940 Act, except that, while the Current Investment Advisory Agreements for each Fund except Cooper Square and Vintage IV state that Director votes related to approval or renewal must be cast in person at a meeting called for the purpose of voting on such approval, the proposed New Investment Advisory Agreements for such Funds also permit Director votes related to approval or renewal to be cast at non-in person meetings as permitted by applicable law or regulatory relief. This change relates to an order issued by the SEC in response to the impacts of the COVID-19 pandemic that provides temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act. The Current Investment Advisory Agreements for Cooper Square and Vintage IV include language permitting approval or renewal pursuant to the foregoing temporary relief.

Termination. There would be no change in the provisions regarding termination under the proposed New Investment Advisory Agreements. The proposed New Investment Advisory Agreements and the Current Investment Advisory Agreements generally provide that the Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the Fund's outstanding voting securities on 60 days' written notice to the Adviser or by the Adviser at any time, without the payment of any penalty, on 60 days' written notice to the Fund.

Assignment. There would be no change in the provisions regarding assignment under the proposed New Investment Advisory Agreements. As required by the 1940 Act, the proposed New Investment Advisory Agreements and the Current Investment Advisory Agreements will automatically terminate in the event of their "assignment" (as defined in the 1940 Act).

Amendments. There would be no change in the provisions addressing amendments under the proposed New Investment Advisory Agreements. The proposed New Investment Advisory Agreements and the Current Investment Advisory Agreements generally provide that no provision of the Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

Board Considerations in Approving the Proposed New Investment Advisory Agreements

At a meeting held on November 19, 2021, the Board, including the Independent Directors, considered and unanimously approved the proposed New Investment Advisory Agreement between each Fund and the Adviser, as shown in Appendix B. The Board also determined to recommend that Unitholders of each Fund approve the proposed New Investment Advisory Agreement. The Independent Directors reviewed the approval of the proposed New Investment Advisory Agreement in executive sessions with their independent legal counsel at which no representatives of the Adviser or Macquarie were present. In voting its approval of the proposed New Investment Advisory Agreements, the Board relied on an order issued by the SEC in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

Background for the Board Approvals

In advance of signing the agreement pursuant to which Macquarie would acquire Central Park Group, representatives of the Adviser advised the Board of the impending Transaction and that the Transaction, if consummated, would constitute a Change of Control Event and result in the termination of the Current Investment Advisory Agreements. The Independent Directors were also advised that it was proposed that the Adviser, which would become a wholly-owned subsidiary of Macquarie, continue to serve as the investment adviser to each Fund after the Closing and that the Board would be asked to consider approval of the terms and conditions of the proposed New Investment Advisory Agreement with the Adviser and thereafter to submit the proposed New Investment Advisory Agreement to each Fund's Unitholders for approval. Following this notification, the Independent Directors worked with their independent legal counsel to prepare a formal information request (the "Information Request") that was submitted to the Adviser and Macquarie. The Information Request sought information relevant to the Board's consideration of the proposed New Investment Advisory Agreements and other anticipated impacts of the Transaction on the Funds and their Unitholders.

In anticipation of the Transaction, the Contracts Review Committee met on October 1, October 4, 2021, October 5, 2021 and November 17, 2021, and the Board met on November 8, 2021 and November 19, 2021, for the purposes of considering, among other things, whether it would be in the best interests of each Fund and its respective Unitholders to approve the proposed New Investment Advisory Agreement, and the anticipated impacts of the Transaction on each Fund and its respective Unitholders (each, a "Board Meeting"). In advance of the Board Meeting held on November 19, 2021, the Adviser and Macquarie provided documents and information in response to the Information Requests. Senior management representatives of the Adviser and Macquarie participated in a portion of each Board Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Directors were assisted by their independent legal counsel, who advised them on, among other things, their duties and obligations relating to their consideration of the proposed New Investment Advisory Agreements.

The Board's evaluation of the proposed New Investment Advisory Agreements reflected the information provided specifically in connection with its review of the proposed New Investment Advisory Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal or approval of the Current Investment Advisory Agreements and at other Board meetings. The Board's evaluation of the proposed New Investment Advisory Agreements also reflected the knowledge gained as Directors of the Funds with respect to services provided by the Adviser.

The Board's approvals and recommendations were based on the Directors' determination, within their business judgment, that it would be in the best interests of each Fund and the Fund's respective Unitholders for the Adviser to continue to provide investment advisory services to the Funds following the Closing.

Factors Considered in Approving the Proposed New Investment Advisory Agreements

In connection with the Board's consideration of the proposed New Investment Advisory Agreements, the Adviser and Macquarie advised the Board about a variety of matters, including the following:

•	The nature, extent, and quality of the services to be provided to the Funds by the Adviser post-Transaction are expected to be of at least the same level as the services currently provided to the Funds by the Adviser.

•	Macquarie's stated commitment to maintaining and enhancing the Central Park Group Fund Complex Unitholder experience.

•	Neither the Adviser nor Macquarie is proposing changes to the investment objective or investment strategy of any Fund.

•	The proposed New Investment Advisory Agreements do not change any Fund's contractual advisory fee rate.

•	The proposed New Investment Advisory Agreements are substantially identical to the Current Investment Advisory Agreements, except that the New Investment Advisory Agreements provide that the Funds may bear a portion of expenses associated with personnel of the Adviser or its affiliates providing legal services to the Fund and producing Fund regulatory materials. None of these expenses will be allocated to the Funds for a period of at least two years following the Closing. It is expected that the provision of such services by personnel of the Adviser or its affiliates, rather than outside counsel, will result in a reduction in Fund expenses.

•	The portfolio managers and portfolio management teams that currently manage the Funds are expected to continue to do so post-Transaction, except that portfolio managers that are currently Central Park Group employees will be employees of a subsidiary of Macquarie.

•	Macquarie's distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

•	The support expressed by the current senior management team at the Adviser for the Transaction and Adviser's recommendation that the Board approve the proposed New Investment Advisory Agreements.

•	The commitment of Macquarie to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

•	In addition to the matters noted above, in its deliberations regarding approval of the proposed New Investment Advisory Agreements, the Board considered the factors discussed below, among others.

The Nature, Extent, and Quality of Services Expected to be Provided by the Adviser. The Board received and considered information regarding the nature, extent and quality of services expected to be provided by the Adviser post-Closing. In evaluating the nature, extent and quality of services to be provided by the Adviser, the Board considered information provided by the Adviser and Macquarie regarding their advisory services, investment philosophy and process, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition (in the case of the Adviser, both pre- and post-Closing). The Board also considered the capabilities, resources, and personnel of the Adviser, noting that the founding members of Central Park Group had already agreed to join Macquarie pending closing of the Transaction, that Macquarie has offered all personnel of the Adviser to join Macquarie, in order to determine whether the Adviser will continue to be capable of providing the same level of investment management services currently provided to each Fund. The Board also considered the transition and integration plans of Central Park Group and Macquarie, as has been presented to the Board. The Board considered the resources and infrastructure that the Adviser and Macquarie intend to devote to integrating the compliance program of the Funds and the Adviser with those of Macquarie to ensure compliance with applicable laws and regulations as well as Macquarie's commitment to those programs. The Board also considered the resources that Macquarie has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Macquarie related to its business, legal, and regulatory affairs. This review considered the resources available to the Adviser as a subsidiary of Macquarie to provide the services specified under the proposed New Investment Advisory Agreements. The Board considered Macquarie's financial condition, and noted that the Adviser, as a subsidiary of Macquarie, is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business. Finally, the Board considered that, following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their Unitholders by the Adviser compared to those currently provided.

The Board considered that the same portfolio managers and portfolio management teams that manage each Fund are expected to continue to do so after the Transaction, except that portfolio managers that are currently Central Park Group employees are anticipated to become employees of a subsidiary of Macquarie. The Board determined that it had considered the qualifications of the portfolio managers for each Fund at such Fund's Last 15(c) Meeting.

The Board considered that the terms and conditions of the proposed New Investment Advisory Agreements are substantially identical to the terms and conditions of the Current Investment Advisory Agreements (see "Comparison of the Proposed New Investment Advisory Agreements and the Current Investment Advisory Agreements", above), except that the New Investment Advisory Agreements provide that the Funds may bear a portion of expenses associated with personnel of the Adviser or its affiliates providing legal services to the Fund and producing Fund regulatory materials. The Board considered that, under this provision, certain expenses associated with Macquarie personnel providing legal services and producing Fund regulatory materials may be allocated to the Funds by Macquarie, but that none of these expenses will be allocated to the Funds for a period of at least two years following the Closing. The Board considered that Macquarie and CPG expected that the provision of such services by personnel of the Adviser or its affiliates, rather than outside counsel, will result in a reduction in Fund expenses.

After review of these and other considerations, the Board concluded that the Adviser will continue to be capable of providing investment advisory services of the same high quality as the investment advisory services currently provided to the Funds by the Adviser, and that these services are appropriate in nature, quality and extent in light of the Funds' operations and investor needs.

Performance of the Funds. With respect to the performance of the Funds, the Board considered its review of peer group and benchmark investment performance comparison data relating to each Fund's performance record (and, for certain Funds, the historic performance of similarly-managed accounts) presented at each Fund's Last 15(c) Meeting, at other Board meetings throughout the year and/or in response to the Information Request. The Board considered that information reviewed at the Last 15(c) Meeting and other Board meetings would be relevant given that the Funds are expected to retain their current portfolio managers and portfolio management teams. Based on information presented to the Board at the Last 15(c) Meeting, other Board meetings throughout the year and in response to the Information Request and its discussions with the Adviser and Macquarie, the Board concluded that the Adviser is capable of continuing to generate a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

Fees to Be Paid to the Adviser and Expenses of the Funds. The Board considered that it had reviewed each Fund's existing advisory fee rate at the Last 15(c) Meeting. The Board considered that the proposed New Investment Advisory Agreements do not change any Fund's contractual advisory fee rate. The Board also considered that the Adviser and Macquarie had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) apply. The Board concluded that the continued retention of the Adviser was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of the Adviser, Macquarie, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly (1) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (2) from the Funds or their Unitholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that the advisory fee is fair and reasonable in light of the nature, extent and quality of services to be provided to the Fund under the proposed New Investment Advisory Agreement.

Extent to Which the Adviser May Realize Economies of Scale as the Funds Grow Larger and Whether Fee Levels Reflect These Economies of Scale for the Benefit of the Funds' Unitholders. The Board considered potential or anticipated economies of scale in relation to the services the Adviser would continue to provide to each Fund as a subsidiary of Macquarie. The Board considered the Adviser's representation that the ability to share costs with a much larger parent organization post-Transaction may reasonably be expected to enable the Adviser to reach greater economies of scale in a shorter time frame. The Board also considered the Adviser's and Macquarie's representations that they may realize economies of scale in connection with the operation of the Funds if certain operational efficiencies, cost synergies and possible future consolidation of service providers and vendors are achieved, and discussed how such potential economies of scale, if achieved, could be shared, including by reinvestment of profits back into the Adviser's business. The Board noted that it will have the opportunity to periodically re-examine whether a Fund has achieved economies of scale, and the appropriateness of investment advisory fees payable to the Adviser, in the future.

Profits to be Realized by the Adviser, Macquarie and their Affiliates from Their Relationship with the Funds. The Board considered the benefits the Adviser, Macquarie and their affiliates may derive from their relationship with the Funds. The Board also considered information on the Adviser's anticipated post-Transaction profitability that was provided in response to the Information Request. The Board considered Macquarie's representation that, while subject to uncertainty, the fully integrated Central Park Group complex, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Macquarie's overall financial profitability. The Board considered that the estimated profitability of the Adviser, Macquarie and their affiliates was not excessive in light of the nature, extent and quality of the services to be provided to each Fund. The Board noted the difficulty of accurately projecting profitability under the current circumstances and noted that it would have the opportunity to give further consideration to the Adviser and Macquarie's profitability with respect to the Funds at the end of the initial two-year term of the proposed New Investment Advisory Agreements.

Fall-Out Benefits to the Adviser, Macquarie and their Affiliates. The Board considered the possible fall-out benefits and other types of benefits that may accrue to the Adviser, Macquarie and their affiliates. The Board noted that the Transaction provides Macquarie and its affiliates the opportunity to deliver additional alternative investment products to investors and that the Adviser can provide portfolio management services to new alternative investment products sponsored by Macquarie. The Board considered that the Transaction, if consummated, would [marginally] increase Macquarie's assets under management and expand Macquarie's investment capabilities [and relationships with certain wealth management intermediaries]. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to the Adviser, Macquarie and their affiliates are fair and reasonable.

Conclusions. Based on the foregoing and other relevant considerations, at the meeting held on November 19, 2021, the Board, including a majority of the Independent Directors, acting within its business judgment, (1) concluded that the terms of the proposed New Investment Advisory Agreements are fair and reasonable and that approval of the proposed New Investment Advisory Agreements are in the best interests of each Fund and its respective Unitholders, (2) voted to approve the proposed New Investment Advisory Agreements, and (3) voted to recommend approval of the proposed New Investment Advisory Agreements by Unitholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the proposed New Investment Advisory Agreements and to recommend approval of the proposed New Investment Advisory Agreements by Unitholders of the Funds.

Required Vote

Approval of the New Investment Advisory Agreement Proposal requires the vote of a "1940 Act majority" of the outstanding voting securities of each Fund. For these purposes and as used herein, a "1940 Act Majority" is the vote of (1) 67% or more of the units of a Fund entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding units are present or represented by proxy, or (2) more than 50% of the outstanding units entitled to vote on the Proposal, whichever is less. Unitholders of each Fund will vote separately on the Proposal, and all Unitholders of all classes of units of a Fund will vote together as a single class on the Proposal. The approval of the proposed New Investment Advisory Agreement with respect to any one Fund is not contingent upon the approval by any other Fund. If the New Investment Advisory Agreements are approved by Unitholders, the Adviser will continue to manage the Funds effective upon the Closing. If the Transaction is not consummated, the New Investment Advisory Agreement Proposal will not be implemented, even if approved by Unitholders.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT UNITHOLDERS OF EACH FUND VOTE FOR THE NEW INVESTMENT ADVISORY AGREEMENT PROPOSAL.

PROPOSAL 2

TO APPROVE A NEW SUB-INVESTMENT ADVISORY AGREEMENT FOR COOPER SQUARE

("NEW SUB-INVESTMENT ADVISORY AGREEMENT PROPOSAL")

Introduction

The current sub-investment advisory agreement among the Adviser, SEG and Cooper Square (the "Current Sub-Investment Advisory Agreement") will automatically terminate upon the Closing of the Transaction. To ensure that advisory services can continue uninterrupted following the termination of the Current Sub-Investment Advisory Agreement, the Board, including the Independent Directors, has approved the proposed New Sub-Investment Advisory Agreement among the Adviser, SEG and Cooper Square, to become effective upon the Closing, subject to Unitholder approval. In the event Unitholders do not approve the New Sub-Investment Advisory Agreement or the New Investment Advisory Agreement for Cooper Square by the Closing, SEG will serve as sub-investment adviser of Cooper Square pursuant to an interim sub-investment advisory agreement pending Unitholder approval of the New Sub-Investment Advisory Agreement, but must place its compensation for services during this interim period in escrow. The interim sub-investment advisory agreement would have substantially identical terms as the terms of the Current Sub-Investment Advisory Agreement, except for term and escrow provisions required by applicable law. If the Transaction is not consummated, the New Sub-Investment Advisory Agreement Proposal will not be implemented, even if approved by Unitholders.

Pursuant to Section 15(a)(4) of the 1940 Act, any investment advisory agreement, including any sub-investment advisory agreement, on behalf of a registered investment company must terminate automatically upon its "assignment." As used in the 1940 Act, the term "assignment" includes any transfer of a controlling interest in an investment adviser. Such a transfer is often referred to as a "Change of Control Event." Consummation of the Transaction, which is set to occur in the first quarter of 2022, whereby Central Park Group will be acquired by Macquarie, will constitute a Change of Control Event for the Adviser, resulting in the automatic termination of the Current Sub-Investment Advisory Agreement among the Adviser, SEG and Cooper Square. Section 15(a) of the 1940 Act also provides that "it shall be unlawful for any person to serve or act as an investment adviser of a registered investment company, except pursuant to a written contract, which contract . .. . has been approved by the vote of a majority of the outstanding voting securities of such registered company," as defined by the 1940 Act. Accordingly, in order for SEG to continue to serve as the sub-investment adviser to Cooper Square after the Closing, the proposed New Sub-Investment Advisory Agreement must be approved by Cooper Square's Unitholders.

Information About SEG

SEG, a Delaware limited partnership, serves as the sub-investment adviser to Cooper Square. SEG or its predecessor firm has been a registered investment adviser with the SEC since 1990. SEG provides investment management services to individual and private fund clients, and sub-advisory services to certain UCITS (Undertakings for the Collective Investment in Transferable Securities), collective investment trusts and registered investment companies. As of September 30, 2021, SEG had approximately $47 billion in total assets under management. The principal office of SEG is located at 380 Lafayette Street, New York, New York 10003. Appendix J provides the name, address and principal occupation of the principal executive officer and each director or general partner of SEG. No individual who is an officer or Director of Cooper Square is also an officer, employee, director, general partner or limited partner of SEG, and no officer or Director of Cooper Square who is not a director or general partner of SEG owns securities or has any other material direct or indirect interest in SEG or any other person controlling, controlled by or under common control with SEG. Additional information regarding the ownership structure of SEG is included in Appendix J.

SEG does not advise any other registered funds that have investment objectives similar to those of Cooper Square.

Information About the Current Sub-Investment Advisory Agreement

The date of the Current Sub-Investment Advisory Agreement, the date on which it was last approved by the Board, the date on which it was last approved by each Cooper Square's Unitholders and the reason for the most recent submission to Unitholders are provided in Appendix G.

Appendix H describes the aggregate amount of SEG's sub-advisory fees (including any incentive fees) during Cooper Square's last fiscal year. There were no other material payments to SEG or its affiliates by Cooper Square during its last fiscal year.

Comparison of the Proposed New Sub-Investment Advisory Agreement and the Current Sub-Investment Advisory Agreement

If the Transaction closes, it is proposed that SEG continue to provide investment management services to Cooper Square pursuant to the proposed New Sub-Investment Advisory Agreement. The proposed New Sub-Investment Advisory Agreement among Adviser, SEG and Cooper Square is substantially identical to the Current Sub-Investment Advisory Agreement.  The proposed New Sub-Investment Advisory Agreement does not change Cooper Square's contractual sub-advisory fee rate or incentive fee rate. The terms of the proposed New Sub-Investment Advisory Agreement, and any material differences between the proposed New Sub-Investment Advisory Agreement and the Current Sub-Investment Advisory Agreement, are described generally below. This summary description and the comparison below is qualified in its entirety by the complete text of the New Sub-Investment Advisory Agreement, a copy of which is attached as Appendix C. The copy of the New Sub-Investment Advisory Agreement attached as Appendix C is marked to show the changes against the Current Sub-Investment Advisory Agreement.

Fees. There would be no change in the sub-investment advisory fees payable by the Adviser to SEG or the incentive fee payable by Cooper Square to SEG under the proposed New Sub-Investment Advisory Agreement. Appendix I discloses the rate of compensation of SEG under the Current Sub-Investment Advisory Agreement and the proposed New Sub-Investment Advisory Agreement.

Investment Advisory Services. There would be no change in the sub-investment advisory services provided to Cooper Square by SEG under the proposed New Sub-Investment Advisory Agreement. The proposed New Sub-Investment Advisory Agreement and the Current Sub-Investment Advisory Agreement generally require SEG to manage the investment operations and the composition of the portfolio securities and investments, including cash, of Cooper Square, including the purchase, retention and disposition thereof and agreements relating thereto, in accordance with Cooper Square's investment objective and policies as stated in its Prospectus, subject to the general supervision of the Board and the Adviser

Payment of Expenses. There would be no change in the provisions addressing allocation of expenses under the proposed New Sub-Investment Advisory Agreement. The proposed New Sub-Investment Advisory Agreement and the Current Sub-Investment Advisory Agreement generally provide that SEG will be responsible solely for the expenses of its investment professionals and staff performing services for Cooper Square, including any consultants or other professionals hired by SEG in order to perform services for Cooper Square.

Limitation on Liability. There would be no change in the provisions regarding limitation of liability under the proposed New Sub-Investment Advisory Agreement. The proposed New Sub-Investment Advisory Agreement and the Current Sub-Investment Advisory Agreement provide that, in the absence of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement, SEG shall not be liable for any error of judgment or mistake of law or for any loss suffered by Cooper Square or the Adviser in connection with the matters to which the Agreement relates.

Term and Continuance. If approved by Unitholders of Cooper Square, the proposed New Sub-Investment Advisory Agreement will continue in effect for an initial period of two years from the date of effectiveness. The Current Sub-Investment Advisory Agreement for Cooper Square is one year into its initial two-year term. The proposed New Sub-Investment Advisory Agreement and the Current Sub-Investment Advisory Agreement have identical provisions for renewal, and may be renewed provided that renewal and continuance is specifically approved at least annually in accordance with the 1940 Act.

Termination. There would be no change in the provisions regarding termination under the proposed New Sub-Investment Advisory Agreement. The proposed New Sub-Investment Advisory Agreement and the Current Sub-Investment Advisory Agreement generally provide that the Agreement may be terminated at any time, without the payment of any penalty, (1) by the Adviser on 60 days' written notice to SEG, (2) by vote of the Board or by a vote of a majority of Cooper Square's outstanding voting securities (as defined in the 1940 Act) on 60 days' written notice to SEG or (iii) by SEG on 90 days' written notice to Cooper Square and the Adviser. In addition, if the Investment Advisory Agreement for Cooper Square terminates for any reason, the New Sub-Investment Advisory Agreement shall terminate effective upon the date the Investment Advisory Agreement terminates.

Assignment. There would be no change in the provisions regarding assignment under the proposed New Sub-Investment Advisory Agreement. As required by the 1940 Act, the proposed New Sub-Investment Advisory Agreement and the Current Sub-Investment Advisory Agreement will automatically terminate in the event of their "assignment" (as defined in the 1940 Act).

Amendments. There would be no change in the provisions addressing amendments under the proposed New Sub-Investment Advisory Agreement. The proposed New Sub-Investment Advisory Agreement and the Current Sub-Investment Advisory Agreement generally provide that the Agreement may be amended by mutual consent, provided that any material amendment shall be approved (a) by vote of a majority of those members of the Board who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any party to the Agreement cast in person at a meeting (or as otherwise permitted by applicable law or regulatory relief) called for the purpose of voting on such amendment, and, to the extent required by law, (b) by vote of a majority of the outstanding voting securities of Cooper Square (as defined in the 1940 Act).

Board Considerations in Approving the Proposed New Sub-Investment Advisory Agreement

At a meeting held on November 19, 2021, Cooper Square's Board, including the Independent Directors, considered and unanimously approved the proposed New Sub-Investment Advisory Agreement among the Adviser, SEG and Cooper Square as shown in Appendix C. The Board also determined to recommend that Unitholders of Cooper Square approve the proposed New Sub-Investment Advisory Agreement. The Board's Independent Directors reviewed the approval of the proposed New Sub-Investment Advisory Agreement in executive sessions with their independent legal counsel at which no representatives of the Adviser, SEG or Macquarie were present. In voting its approval of the proposed New Sub-Investment Advisory Agreement, the Board relied on an order issued by the SEC in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

Background for the Board Approval

In advance of signing the agreement pursuant to which Macquarie would acquire Central Park Group, representatives of the Adviser advised the Board of the impending Transaction and that the Transaction, if consummated, would constitute a Change of Control Event for the Adviser and result in the termination of the Current Sub-Investment Advisory Agreement. The Independent Directors were also advised that it was proposed that SEG continue to serve as the sub-investment adviser to Cooper Square after the Closing and that the Board would be asked to consider approval of the terms and conditions of the proposed New Sub-Investment Advisory Agreement among the Adviser, SEG and Cooper Square and thereafter to submit the proposed New Sub-Investment Advisory Agreement to Cooper Square's Unitholders for approval. Following this notification, the Independent Directors worked with their independent legal counsel to prepare a formal information request (the "Information Request") that was submitted to the Adviser and Macquarie. The Information Request sought information relevant to the Board's consideration of the proposed New Sub-Investment Advisory Agreement and other anticipated impacts of the Transaction on Cooper Square and its Unitholders.

In anticipation of the Transaction, the Contracts Review Committee met on October 1, 2021, October 4, 2021, October 5, 2021 and November 17, 2021, and the Board met on November 8, 2021 and November 19, 2021, for the purposes of considering, among other things, whether it would be in the best interests of Cooper Square and its Unitholders to approve the proposed New Sub-Investment Advisory Agreement and the anticipated impacts of the Transaction on Cooper Square and its Unitholders (each, a "Board Meeting"). In advance of the November 19, 2021 Board Meeting, the Adviser, Macquarie and SEG provided documents and information in response to the Information Requests. Senior management representatives of the Adviser and Macquarie participated in a portion of each Board Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Directors were assisted by their independent legal counsel, who advised them on, among other things, their duties and obligations relating to their consideration of the proposed New Sub-Investment Advisory Agreement.

The Board's evaluation of the proposed New Sub-Investment Advisory Agreement reflected the information provided specifically in connection with its review of the proposed New Sub-Investment Advisory Agreement, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent approval of the Current Sub-Investment Advisory Agreement and at other Board meetings. The Board's evaluation of the proposed New Sub-Investment Advisory Agreement also reflected the knowledge gained as Directors of Cooper Square with respect to services provided by SEG.

The Board's approval and recommendation were based on the Directors' determination, within their business judgment, that it would be in the best interests of Cooper Square and Cooper Square's Unitholders for SEG to continue to provide sub-investment advisory services to Cooper Square following the Closing.

Factors Considered in Approving the Proposed New Sub-Investment Advisory Agreement

In connection with the Board's consideration of the proposed New Sub-Investment Advisory Agreement, the Adviser and Macquarie advised the Board about a variety of matters, including the following:

•	The nature, extent, and quality of the services to be provided to Cooper Square by SEG under the proposed New Sub-Investment Advisory Agreement are not expected to be impacted by the Transaction and the Adviser and Macquarie believe that SEG will provide Cooper Square at least the same level of services as currently provided to Cooper Square by SEG.

•	Neither the Adviser nor Macquarie is proposing changes to the investment objective or investment strategy of Cooper Square or the services SEG will provide Cooper Square.

•	The proposed New Sub-Investment Advisory Agreement is substantially identical to the Current Sub-Investment Advisory Agreement and does not change Cooper Square's contractual sub-advisory fee rate (which is paid by the Adviser) or incentive fee rate (which is paid by Cooper Square).

•	The portfolio managers and portfolio management teams at SEG that currently manage Cooper Square will not change under the proposed New Sub-Investment Advisory Agreement.

•	The commitment of Macquarie to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

•	In addition to the matters noted above, in its deliberations regarding approval of the proposed New Sub-Investment Advisory Agreement, the Board considered the factors discussed below, among others.

The Nature, Extent, and Quality of Services Expected to be Provided by SEG. The Board considered that there is not expected to be any diminution in the nature, quality and extent of services provided to Cooper Square and its Unitholders by SEG compared to those currently provided. The Board considered that the same portfolio managers and portfolio management teams that manage Cooper Square are expected to continue to do so under the proposed New Sub-Investment Advisory Agreement. The Board determined that it had considered the qualifications of the portfolio managers for Cooper Square at its Last 15(c) Meeting.

The Board considered that the terms and conditions of the proposed New Sub-Investment Advisory Agreement are substantially identical to the terms and conditions of the Current Sub-Investment Advisory Agreement (see "Comparison of the Proposed New Sub-Investment Advisory Agreement and the Current Sub-Investment Advisory Agreement", above).

After review of these and other considerations, the Board concluded that SEG will continue to be capable of providing sub-investment advisory services of the same high quality as the sub-investment advisory services currently provided to Cooper Square by SEG, and that these services are appropriate in nature and extent in light of Cooper Square's operations and investor needs.

Performance of Cooper Square. With respect to the performance of Cooper Square, the Board considered its review of peer group and benchmark investment performance comparison data relating to Cooper Square's performance record and the historic performance of similarly-managed accounts presented at Cooper Square's Last 15(c) Meeting, at other Board meetings throughout the year and/or in response to the Information Request. The Board considered that information reviewed at the Last 15(c) Meeting and other Board meetings would be relevant given that Cooper Square is expected to retain its current portfolio managers and portfolio management teams. Based on information presented to the Board at the Last 15(c) Meeting, other Board meetings throughout the year and in response to the Information Request and its discussions with the Adviser and Macquarie, the Board concluded that SEG is capable of continuing to generate a level of long-term investment performance that is appropriate in light of Cooper Square's investment objectives, strategies and restrictions.

Fees to Be Paid to SEG and Expenses of Cooper Square. The Board considered that it had reviewed Cooper Square's existing sub-advisory fee rate, including the incentive fee rate, at the Last 15(c) Meeting. The Board considered that the proposed New Sub-Investment Advisory Agreement does not change Cooper Square's contractual sub-advisory fee rate (which is paid by the Adviser) or incentive fee rate (which is paid by Cooper Square). Based on its review, the Board determined that Cooper Square's sub-advisory fee is fair and reasonable in light of the nature, extent and quality of services to be provided to Cooper Square under the proposed New Sub-Investment Advisory Agreement.

Extent to Which SEG May Realize Economies of Scale as Cooper Square Grows Larger and Whether Fee Levels Reflect These Economies of Scale for the Benefit of Cooper Square's Unitholders. The Board considered potential or anticipated economies of scale in relation to the services SEG would continue to provide to Cooper Square. The Board considered that Cooper Square had not gathered a substantial amount of assets under management since it launched in November 2020 and concluded that material economies of scale, the benefit of which should be shared with Cooper Square, were not realized during the period since commencement of operations. The Board noted that it will have the opportunity to periodically re-examine whether Cooper Square has achieved economies of scale, and the appropriateness of sub-advisory fees payable to SEG, in the future.

Profits to be Realized by SEG and its Affiliates from its Relationship with Cooper Square. The Board noted that the Transaction is not expected to have any effect on the profitability of SEG as it relates to Cooper Square. The Board also noted that Cooper Square had been in operation for only one year, and that it will have the opportunity to periodically re-examine SEG's profitability in the future, as more useful historical information becomes available.

Fall-Out Benefits to SEG and its Affiliates. The Board considered the possible fall-out benefits and other types of benefits that may accrue to SEG and its affiliates. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue SEG and its affiliates are fair and reasonable.

Conclusions. Based on the foregoing and other relevant considerations, at the meeting held on November 19, 2021, the Board, including a majority of the Board's Independent Directors, acting within its business judgment, (1) concluded that the terms of the proposed New Sub-Investment Advisory Agreement are fair and reasonable and that approval of the proposed New Sub-Investment Advisory Agreement is in the best interests of Cooper Square and its Unitholders, (2) voted to approve the proposed New Sub-Investment Advisory Agreement, and (3) voted to recommend approval of the proposed New Sub-Investment Advisory Agreement by Unitholders of Cooper Square. The Board noted no one factor was determinative of its decision which, instead, was premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the proposed New Sub-Investment Advisory Agreement and to recommend approval of the proposed New Sub-Investment Advisory Agreement by Unitholders of Cooper Square.

Required Vote

Approval of the New Sub-Investment Advisory Agreement Proposal requires the vote of a 1940 Act Majority of the outstanding voting securities of Cooper Square. Unitholders of all classes of units of Cooper Square will vote together as a single class on the Proposal. If the New Sub-Investment Advisory Agreement is approved by Unitholders, SEG will continue to serve as sub-investment adviser to Cooper Square effective upon the Closing. If the Transaction is not consummated, the New Sub-Investment Advisory Agreement Proposal will not be implemented, even if approved by Unitholders.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT UNITHOLDERS OF COOPER SQUARE VOTE FOR THE NEW SUB-INVESTMENT ADVISORY AGREEMENT PROPOSAL.

OTHER BUSINESS

The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy card will vote thereon in accordance with their judgment.

The Funds generally are not required to hold annual meetings of Unitholders, and the Funds currently do not intend to hold such meetings unless certain specified Unitholder actions are required to be taken under the 1940 Act or a Fund's governing documents. Any Unitholder who wishes to submit proposals to be considered at a special meeting of a Fund's Unitholders should send such proposals to the Secretary of the relevant Fund at 500 Fifth Avenue, 31st Floor, New York, New York 10110. Any Unitholder proposal intended to be presented at any future meeting of a Fund's Unitholders must be received by such Fund at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting. Moreover, inclusion of any such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent Unitholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Unitholders who wish to send communications to the Board or the specific members of the Board should submit the communication in writing to the attention of the Secretary of the relevant Fund, at the address in the preceding paragraph, identifying the correspondence as intended for the Board or a specified member of the Board. The Secretary will maintain a copy of any such communication and will promptly forward it to the Board or the specified member of the Board, as appropriate.

INFORMATION ABOUT THE MEETING

Record Date

Unitholders of record of the Funds as of the close of business on the Record Date are entitled to vote at the Meeting or any adjournment or postponement thereof. Unitholders of the Vintage Funds on the Record Date will be entitled to one vote for each unit (and a proportionate fractional vote for each fraction of a unit held). Unitholders of Cooper Square and Focused Access will be entitled to one vote for each dollar of net asset value held (and a proportionate fractional vote for each fractional dollar amount). Appendix A sets forth the number of units issued and outstanding for each class of each Fund as of the Record Date and the number of votes to which each class is entitled at the Meeting. Unitholders are not entitled to any appraisal rights as the result of any proposal to be considered at the Meetings.

Revocation of Proxies

Any Unitholder giving a proxy has the power to revoke it at any time prior to the time it is exercised at the Meeting by mail (addressed to the Secretary at the principal executive office of the Funds at the address shown at the beginning of this Joint Proxy Statement) or audio teleconference at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the relevant Fund. A superseding proxy may also be executed by telephone or Internet [(including during the Meeting)] [or by attending the Meeting via audio teleconference and voting at the Meeting]. The superseding proxy need not be voted using the same method (mail, telephone, or Internet) as the original proxy vote. Merely attending the Meeting [via audio teleconference], however, will not revoke a validly given proxy received before the Meeting.

All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by Unitholders. If you execute your proxy but give no voting instructions, your units that are represented by proxies will be voted "FOR" the Proposals and, in accordance with the judgment of the person appointed as proxy upon any other matter that may properly come before the Meeting.

Quorum, Voting and Adjournment

For each Fund, the presence at the Meeting, via audio teleconference or by proxy, of Unitholders holding one-third of the total number of votes eligible to be cast by all Unitholders as of the Record Date, shall be necessary and sufficient to constitute a quorum for the transaction of business for that Fund.

In the event that a quorum is not present for a Fund, or if there are insufficient votes to approve a Proposal by the time of the applicable Meeting, the proxies or their substitutes may propose that the Meeting be adjourned, or the chairperson of the Meeting may adjourn the Meeting, one or more times to permit further solicitation. Any adjournment by the Unitholders requires the affirmative vote of a majority of the total number of units that are present [via audio teleconference] or represented by proxy, and entitled to vote at the Meeting. The persons named as proxies will vote upon any other business that may properly come before the Meeting, including any adjournment, in accordance with their judgment.

Effect of Abstentions and Broker Non-Votes. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as units that are present for purposes of determining a quorum. For purposes of determining the approval of the Proposals, abstentions do not count as votes cast with respect to a Proposal. Accordingly, abstentions will have the effect of a vote against the Proposals. There are not expected to be any broker non-votes as no units are held by brokers or nominees.

Solicitation of Proxies

The initial solicitation of proxies will be made by mail or e-mail. Additional solicitations may be made by telephone, e-mail, social media or other personal contact by the Funds' officers or employees or representatives of the Adviser, Macquarie or one of their affiliates or by a proxy soliciting firm retained by the Funds. The Funds' officers or employees or representatives of the Adviser also may contact Unitholders' financial advisors by telephone, e-mail, social media or other personal contact. Certain employees of the Adviser may receive discretionary compensation related to their assistance in the solicitation of proxy votes. The Adviser has retained [_____] as proxy solicitor to assist in the solicitation of proxy votes primarily by contacting Unitholders by telephone. The proxy solicitor's services include proxy consulting, mailing, tabulation and solicitation services. The cost of retaining such proxy solicitor, including printing and mailing costs, is estimated to be approximately $[____], to be borne by Macquarie. The Funds will not bear any costs associated with the proxy solicitation. Costs will vary depending on the number of solicitations made. The Fund's officers, and those employees and representatives of the Adviser, Macquarie or their affiliates who assist in the proxy solicitation, will not receive any additional or special compensation for any such efforts.

OTHER INFORMATION

Ownership of Fund Units

To the best of each Fund's knowledge, as of the Record Date, no person owned beneficially more than 5% of the outstanding units of any class of such Fund's units, except as set out in Appendix K. As of that date, all of the Directors and officers of the Funds, as a group, beneficially owned less than 1% of the outstanding units of each class of the Funds. In addition, no Director purchased or sold any securities of the Adviser, its Parents, including Macquarie, or Subsidiaries during any Fund's past fiscal year.

Service Providers

Adviser. The Adviser, located at 500 Fifth Avenue, 31st Floor, New York, New York 10110, serves as the current investment adviser to the Funds. The Adviser is a wholly-owned subsidiary of Central Park Group, located at 500 Fifth Avenue, 31st Floor, New York, New York 10110. Provided Unitholder approval is received, the Adviser will continue to serve as the investment adviser to the Funds upon the Closing of the Transaction, but will be wholly-owned by Macquarie, as described in the New Investment Advisory Agreement Proposal.

Sub-Investment Adviser. SEG, located at 380 Lafayette St, New York, New York 10003, serves as the sub-investment adviser to Cooper Square. Provided Unitholder approval is received, SEG will continue to serve as the sub-investment adviser to Cooper Square upon the Closing of the Transaction

Distributor/Placement Agent. Foreside Fund Services, LLC, located at Three Canal Plaza, Portland, Maine 04101, serves as the distributor for Cooper Square and the placement agent for the other Funds.

Administrator. SS&C Technologies, Inc., and its affiliates, DST Asset Manager Solutions, Inc. and ALPS Fund Services, Inc., located at [430 W. 7th Street, Kansas City, Missouri 64105-1594 and 1290 Broadway, Suite 1100, Denver, Colorado 80203], serve as the administrator for each Fund other than Vintage II and Focused Access. UMB Fund Services, Inc., located at [235 West Galena Street, Milwaukee, Wisconsin 53212], serves as the administrator for Vintage II and Focused Access.

Shareholder Reports

Copies of each Fund's Annual Report for the most recently completed fiscal year and the Semi-Annual Report for the most recent semi-annual period succeeding the Annual Report, if any, previously have been mailed or made available to Unitholders. This Joint Proxy Statement should be read in conjunction with each Annual and Semi-Annual Report. You can obtain copies of Annual and Semi-Annual Reports, without charge, by writing to the respective Fund at 500 Fifth Avenue, 31st Floor, New York, New York 10110, or by calling [______]. You should receive the reports within three business days of your request. Copies of these reports are also available free of charge on the SEC's website at www.sec.gov.

Householding

To avoid sending duplicate copies of materials to households, the Funds may mail only one copy of this Joint Proxy Statement to Unitholders having the same last name and address on the Funds' records, unless a Fund has received contrary instructions from a Unitholder. The consolidation of these mailings benefits the Funds through reduced mailing expenses. To request a separate copy of the Joint Proxy Statement, or for instructions as to how to request a separate copy of the Joint Proxy Statement or as to how to request a single copy if multiple copies of the Joint Proxy Statement are received, you may write to the respective Fund at 500 Fifth Avenue, 31st Floor, New York, New York 10110, or call [______].

By Order of the Board,

Michael Mascis

Secretary

[______], 2021

APPENDIX A

Units Issued and Outstanding and Number of Votes

On the Record Date, each Fund had the following number of unit of each class issued and outstanding:

Fund	Units
	Class A Units	Class I Units
CPG Cooper Square International Equity, LLC	[______]	[______]

	Class A Units	Class I Units	Class F1 Units	Class F2 Units
CPG Focused Access Fund, LLC	[______]	[______]	[______]	[______]

Fund Units
CPG Vintage Access Fund, LLC	[______]
CPG Vintage Access Fund II, LLC	[______]
CPG Vintage Access Fund III, LLC	[______]
CPG Vintage Access Fund IV, LLC	[______]

On the Record Date, each class of units was entitled to the following number of votes:

Fund	Units
	Class A Units	Class I Units
CPG Cooper Square International Equity, LLC	[______]	[______]

	Class A Units	Class I Units	Class F1 Units	Class F2 Units
CPG Focused Access Fund, LLC	[______]	[______]	[______]	[______]

Fund Units
CPG Vintage Access Fund, LLC	[______]
CPG Vintage Access Fund II, LLC	[______]
CPG Vintage Access Fund III, LLC	[______]
CPG Vintage Access Fund IV, LLC	[______]

A-1

APPENDIX B

Form of Proposed New Investment Advisory Agreement

INVESTMENT ADVISORY AGREEMENT

AGREEMENT, made as of ~~August 21, 2020, as revised September 21, 2020,~~_____, 2022, between CPG COOPER SQUARE INTERNATIONAL EQUITY, LLC (the "Fund"), a Delaware limited liability company, and CENTRAL PARK ADVISERS, LLC (the "Adviser"), a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Agreement").

WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end management investment company ~~and~~;

WHEREAS, the Adviser has served as the investment adviser of the Fund since the commencement of the Fund's investment operations, pursuant to an Investment Advisory Agreement between the Fund and the Adviser made as of August 21, 2020, as revised September 21, 2020 (the "Prior Agreement");

WHEREAS, on October 21, 2021, Central Park Group, LLC ("Central Park"), the parent company of the Adviser, entered into a purchase agreement with Macquarie Management Holdings, Inc.("Macquarie") pursuant to which Macquarie has agreed to acquire Central Park, subject to the satisfaction of certain customary closing conditions (the "Transaction"), which will constitute an assignment of the Prior Agreement and cause the Prior Agreement to terminate automatically in accordance with its terms, as required by applicable law, upon the closing of the Transaction (the "Closing Date"); and

WHEREAS, the Fund desires to continue to retain the Adviser as investment adviser to furnish certain investment advisory and portfolio management services to the Fund, and the Adviser is willing to continue to furnish these services.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.            Appointment. The Fund hereby appoints the Adviser as investment adviser of the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts this appointment and agrees to render the services herein set forth, for the compensation herein described.

2.            Duties as Investment Adviser.

(a)          Subject to the supervision of the Fund's Board of Directors (the "Board"), the Adviser will have full discretion and authority (i) to manage the assets and liabilities of the Fund and (ii) to manage the day-to-day business and affairs of the Fund. In furtherance of and subject to the foregoing, the Adviser will have full power and authority on behalf of the Fund, among other matters:

(1)	to purchase, sell (including selling short), exchange, trade and otherwise deal in and with securities and other property of the Fund and to loan securities of the Fund;

(2)	to do any and all acts and exercise all rights with respect to the Fund's interest in any person, firm, corporation, partnership or other entity, and to delegate, in compliance with applicable law, to one or more investment sub-advisers any of the duties enumerated in this Agreement, including the provision of certain investment advisory and portfolio management services and/or management of the Fund's assets or a portion thereof; provided, that in each case, the Adviser will continue to oversee the services provided by such sub-adviser and its employees and any such delegation will not relieve the Adviser of any of its obligations under this Agreement;

(3)	to enter into agreements to irrevocably to forego the right to vote interests or shares of the Fund's investments;

(4)	to enter into agreements that provide for, among other things, the indemnification by the Fund of the companies in which the Fund invests to the same or different extent as provided for in respect of the Adviser, and to terminate such agreements;

(5)	to open, maintain and close accounts with brokers and dealers, to make all decisions relating to the manner, method and timing of securities and other investment transactions, to select and place orders with brokers, dealers or other financial intermediaries for the execution, clearance or settlement of any transactions on behalf of the Fund on such terms as the Adviser considers appropriate, and to grant limited discretionary authorization to such persons with respect to price, time and other terms of investment and trading transactions, subject to Paragraph 2(b);

(6)	to borrow from banks or other financial institutions (including for investment purposes) and to pledge Fund assets as collateral therefor, to trade on margin, to exercise or refrain from exercising all rights regarding the Fund's investments, and to instruct custodians regarding the settlement of transactions, the disbursement of distributions and the disbursement of other payments to the Fund's investors ("Investors"), including, but not limited to, in connection with repurchases of units of limited liability company interests in the Fund ("Units"), and the payment of Fund expenses;

(7)	to call and conduct meetings of Investors at the Fund's principal office or elsewhere as it may determine and to assist the Board in calling and conducting meetings of the Board;

(8)	to engage and terminate such attorneys, accountants and other professional advisers and consultants as the Adviser may deem necessary or advisable in connection with the affairs of the Fund or as may be directed by the Board;

(9)	to engage and terminate the services of persons to assist the Adviser in providing, or to provide under the Adviser's control and supervision, advice and management with respect to the Fund at the expense of the Adviser (except as set forth in any sub-advisory agreement related to the Fund or otherwise agreed to by the Board);

(10)	as directed by the Board, to commence, defend and conclude any action, suit, investigation or other proceeding that pertains to the Fund or any assets of the Fund;

(11)	if directed by the Board, to arrange for the purchase of any insurance covering the potential liabilities of the Fund or relating to the performance of the Board or the Adviser, or any of their respective principals, trustees, officers, members, employees and agents; and

(12)	to execute, deliver and perform such contracts, agreements and other undertakings, and to engage in such activities and transactions as are, in the opinion of the Adviser, necessary and appropriate for the conduct of the business of the Fund without the act, vote or approval of any other Investors or person.

(b)           The Adviser, in its discretion, and to the extent permitted by applicable law, may use brokers that provide the Fund with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Fund, and the Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Adviser's good faith determination that such commission is reasonable in terms of either the particular transaction or the overall responsibility of the Adviser to the Fund and its other clients, and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. Should the Adviser simultaneously place orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account. The Fund recognizes that in some cases this procedure may adversely affect the results obtained for the Fund. To the extent that the Adviser delegates to one or more investment sub-advisers the provision of certain investment advisory and portfolio management services and/or management of the Fund's assets or a portion thereof as provided for in Section 2(a)(2) hereof, the Adviser does not anticipate using the discretion provided for in this Section 2(b).

(c)	The Adviser agrees to provide certain management and administrative services to the Fund. These services shall include:

(1)	provision of administrative and secretarial, clerical and other personnel as necessary to provide the services required to be provided under this Agreement;

(2)	general supervision of the entities which are retained by the Fund to provide administration, accounting, transfer agency, custody, escrow, audit and other services to the Fund;

(3)	handling Investor inquiries regarding the Fund and providing Investors with information concerning their investment in the Fund;

(4)	monitoring relations and communications between Investors and the Fund;

(5)	overseeing the drafting and updating of disclosure documents relating to the Fund and assisting in preparing and providing offering materials to Investors;

(6)	overseeing the maintenance and updating of Investor information, such as change of address;

(7)	overseeing the distribution and acceptance of Investor Certifications (as defined in the Fund's Prospectus) and confirming the receipt of such Investor Certifications and funds;

(8)	issuing instruments certifying Investor ownership of Units;

(9)	monitoring compliance with regulatory requirements and with the Fund's investment objective, policies and restrictions;

(10)	coordinating and organizing meetings of the Board;

(11)	preparing materials and reports for use in connection with meetings of the Board;

(11)	maintaining and preserving those books and records of the Fund not maintained by any investment sub-advisers or the Fund's administrator (which books and records shall be the property of the Fund and shall be surrendered to the Fund promptly upon request; provided, however, that the Adviser may retain copies of the Fund's books and records);

(13)	overseeing the preparation of and filing of any required tax or information returns; and

(14)	reviewing and approving all regulatory filings required under applicable law.

Notwithstanding the appointment of the Adviser to provide services hereunder, the Board shall remain responsible for supervising the management, business and affairs of the Fund.

3.            Services Not Exclusive. The services furnished by the Adviser hereunder are not to be deemed exclusive and the Adviser shall be free to furnish similar services to others. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser or its affiliates, who also may be a Director, officer or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar or dissimilar nature.

4.             Expenses.

(a)          During the term of this Agreement, the Fund will bear all expenses incurred in the business of the Fund, other than those not specifically assumed by the Adviser and other service providers pursuant to their agreements with the Fund. Expenses to be borne by the Fund will include, but are not limited to, the following:

(1)	all expenses related to the Fund's investment program, including, but not limited to:
(i) all costs and expenses directly related to portfolio transactions and positions for the Fund's account, and enforcing the Fund's rights in respect of such investments; (ii) transfer taxes and premiums; (iii) taxes withheld on non-U.S. dividends or other non-U.S. source income; (iv) fees for data, software and technology providers; (v) professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts); and (vii) if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;

(2)	the Management Fee (as defined below);

(3)	any incentive or performance fees or allocations paid to an investment sub-adviser;

(4)	any distribution or servicing fee, as described in the Fund's Prospectus;

(5)	all costs and expenses associated with the organization and initial registration of the Fund;

(6)	all costs and expenses associated with the operation and ongoing registration of the Fund, including, without limitation, all costs and expenses associated with repurchase offers, offering costs and the costs of compliance with any applicable federal, state or non-U.S. laws;

(7)	the fees of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund (the "Independent Directors") and the fees and expenses of independent counsel thereto, and the costs and expenses of holding any meetings of the Investors or the Board, its committees or the Independent Directors that are permitted or required to be held under the terms of the Fund's Limited Liability Company Agreement, as may be amended or amended and restated from time to time, the 1940 Act or other applicable law;

(8)	a portion, as determined by the Board, of the compensation payable to the Fund's chief compliance officer, and expenses attributable to implementing the Fund's compliance program;

(9)	the fees and expenses of performing research, risk analysis and due diligence, including third party background checks;

(10)	the fees and disbursements of any attorneys, accountants, independent registered public accounting firms and other consultants and professionals engaged on behalf of the Fund or the Independent Directors;

(12)	a portion, as approved by the Board, of the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund, the Adviser, the Directors or the officers of the Fund;

(13)	recordkeeping, custody and transfer agency fees and expenses of the Fund;

(13)	the fees and expenses of other service providers to the Fund, including depositaries (such as The Depository Trust & Clearing Corporation and National Securities Clearing Corporation), and other persons providing administrative services to the Fund, including the Fund's administrator;

(14)	all costs and expenses of preparing, setting in type, printing and distributing reports and other Fund communications to Investors, whether for regulatory or some other purpose;

(15)	all expenses of computing the Fund's net asset value, including any equipment or services obtained for the purpose of valuing the Fund's investment portfolio, including appraisal and valuation services provided by third parties engaged by or on behalf of the Fund;

(16)	all charges for equipment or services used for communications between the Fund and any custodian, administrator or other agent engaged by the Fund;

(17)	any extraordinary expenses, that is, those incurred outside of the ordinary course of business, including, without limitation, litigation or indemnification expenses and costs incurred in connection with holding and/or soliciting proxies for a meeting of Investors;

(18)

all taxes to which the Fund may be subject, directly or indirectly, and whether in the U.S., any state thereof or any other U.S. or non-U.S. jurisdictions, including excise taxes on undistributed income; ~~and~~

(19)	a portion of expenses associated with personnel of the Adviser or its affiliates providing legal services to the Fund and producing regulatory materials; and

(20)	~~(19)~~ such other types of expenses as may be approved from time to time by the Board.

(b)          The payment or assumption by the Adviser of any expenses of the Fund that the Adviser is not required by this Agreement to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expense of the Fund on any subsequent occasion, and the Adviser shall be reimbursed for any advance payment made on behalf of the Fund upon the request of the Adviser.

5.             Compensation. The Fund will pay the Adviser a fee (the "Management Fee") computed and payable monthly in arrears, at the annual rate of 1.25% of the Fund's net asset value. For purposes of determining the Management Fee payable to the Adviser for any month, "net asset value" means the total value of all assets of the Fund as of the end of such month, less an amount equal to all accrued debts, liabilities and obligations of the Fund as of such date, and calculated before giving effect to any repurchase of Units on such date and before any reduction for any fees (including distribution and servicing fees and any incentive or performance fees or allocations) and expenses of the Fund. The Management Fee will be prorated for any period of less than a month based on the number of days in such period.

6.             Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or any Investors in connection with the matters to which this Agreement relates, except to the extent that such a loss results from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, director, employee, or agent of the Adviser or its affiliates, who may be or become an officer, Director, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting with respect to any business of the Fund, to be rendering such service to or acting solely for the Fund and not as an officer, director, employee, or agent or one under the control or direction of the Adviser even though compensated by it.

7.             Indemnification.

(a)           The Fund will indemnify the Adviser and its affiliates, and each of their respective members, directors, officers and employees and any of their affiliated persons, executors, heirs, assigns, successors or other legal representatives (each an "Indemnified Person") against any and all costs, losses, claims, damages or liabilities, joint or several, including, without limitation, reasonable attorneys' fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person's duties in respect of the Fund, except those resulting from the willful misfeasance, bad faith or gross negligence of an Indemnified Person or the Indemnified Person's reckless disregard of such duties and, in the case of criminal proceedings, unless such Indemnified Person had reasonable cause to believe its actions unlawful (collectively, "disabling conduct"). Indemnification shall be made following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Indemnified Person was not liable by reason of disabling conduct or (ii) a reasonable determination, based upon a review of the facts and reached by (A) the vote of a majority of the Directors who are not parties to the proceeding or (B) legal counsel selected by a vote of a majority of the Board in a written opinion, that the Indemnified Person is entitled to indemnification hereunder. The Fund shall advance to an Indemnified Person reasonable attorneys' fees and other costs and expenses incurred in connection with the defense of any action or proceeding arising out of such performance or non-performance. The Adviser agrees, and each other Indemnified Person will be required to agree as a condition to any such advance, that if one of the foregoing parties receives any such advance, the party will reimburse the Fund for such fees, costs and expenses to the extent that it shall be determined that the party was not entitled to indemnification under this Paragraph 7. The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.

(b)          Notwithstanding any of the foregoing, the provisions of this Paragraph 7 shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under federal securities laws, which, under certain circumstances, impose liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited or modified under applicable law or that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this Paragraph 7 to the fullest extent permitted by law. The provisions of this Paragraph 7 shall survive the termination or cancellation of this Agreement.

8.             Duration and Termination.

(a)           This Agreement will become effective on the ~~date the Fund commences investment operations~~Closing Date, provided that this Agreement will not take effect unless it has first been approved (i) by a vote of a majority of those Directors who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting (or as otherwise permitted by applicable law or regulatory relief) called for the purpose of voting on such approval, and (ii) by vote of a majority of the outstanding voting securities of the Fund. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the date ~~the Fund commences investment operations~~of effectiveness. Thereafter, if not terminated, this Agreement shall continue automatically for successive one-year periods, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of those Directors who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting (or as otherwise permitted by applicable law or regulatory relief) called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

(b)           Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the Fund's outstanding voting securities on 60 days' written notice to the Adviser or by the Adviser at any time, without the payment of any penalty, on 60 days' written notice to the Fund. This Agreement will automatically terminate in the event of its assignment.

9.            Use of Name. The Fund agrees that the names "Central Park Group" and "CPG" are owned by Central Park ~~Group, LLC,~~or an affiliate of Central Park and that, at the Adviser's request, it will take all necessary action to change the name of the Fund to a name not including "Central Park Group" or "CPG" in any form or combination within 10 days of the Adviser's request, that the Fund's failure to do so is not compensable by monetary damages and that the Adviser shall be entitled to equitable relief to enforce the Fund's obligation hereunder. The provisions of this Paragraph 9 shall survive the termination or cancellation of this Agreement.

10.           Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

11.           Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

12.           Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "national securities exchange," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the Securities and Exchange Commission by any rule, regulation or order. Where the effect of a requirement of the 1940 Act reflected in any provision of this contract is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.

CENTRAL PARK ADVISERS, LLC

By:
Name: Title:

CPG COOPER SQUARE INTERNATIONAL EQUITY, LLC

By:
Name: Title:

INVESTMENT ADVISORY AGREEMENT

AGREEMENT, made as of ~~July 12, 2018,~~_________, 2022, between CPG FOCUSED ACCESS FUND, LLC (the "Fund"), a Delaware limited liability company, and CENTRAL PARK ADVISERS, LLC (the "Adviser"), a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Agreement").

WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end management investment company ~~and~~;

WHEREAS, the Adviser has served as the investment adviser of the Fund since the commencement of the Fund's investment operations, pursuant to an Investment Advisory Agreement between the Fund and the Adviser made as of July 12, 2018 (the "Prior Agreement");

WHEREAS, on October 21, 2021, Central Park Group, LLC ("Central Park"), the parent company of the Adviser, entered into a purchase agreement with Macquarie Management Holdings, Inc.("Macquarie") pursuant to which Macquarie has agreed to acquire Central Park, subject to the satisfaction of certain customary closing conditions (the "Transaction"), which will constitute an assignment of the Prior Agreement and cause the Prior Agreement to terminate automatically in accordance with its terms, as required by applicable law, upon the closing of the Transaction (the "Closing Date"); and

WHEREAS, the Fund desires to continue to retain the Adviser as investment adviser to furnish certain investment advisory and portfolio management services to the Fund, and the Adviser is willing to continue to furnish these services~~;~~.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.             Appointment. The Fund hereby appoints the Adviser as investment adviser of the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts this appointment and agrees to render the services herein set forth, for the compensation herein described.

2.             Duties as Investment Adviser.

        (a)           Subject to the supervision of the Fund's Board of Directors (the "Board"), the Adviser will have full discretion and authority (i) to manage the assets and liabilities of the Fund and (ii) to manage the day-to-day business and affairs of the Fund. In furtherance of and subject to the foregoing, the Adviser will have full power and authority on behalf of the Fund, among other matters:

(1)	to purchase, sell, exchange, trade and otherwise deal in and with securities and other property of the Fund and to loan securities of the Fund;

(2)	to do any and all acts and exercise all rights with respect to the Fund's interest in any person, firm, corporation, partnership or other entity, including, without limitation, voting interests or shares of the Investment Funds (unless waived as provided in the immediately succeeding paragraph) (as defined in the Fund's confidential offering memorandum (the "Memorandum"));

(3)	to enter into agreements with the Investment Funds irrevocably to forego the right to vote interests or shares of the Investment Funds;

(4)	to enter into agreements with the Investment Funds that provide for, among other things, the indemnification by the Fund of the Investment Funds and the Investment Fund Managers (as defined in the Memorandum) to the same or different extent as provided for in respect of the Adviser, and to terminate such agreements;

(5)	to open, maintain and close accounts with brokers and dealers, to make all decisions relating to the manner, method and timing of securities and other investment transactions, to select and place orders with brokers, dealers or other financial intermediaries for the execution, clearance or settlement of any transactions on behalf of the Fund on such terms as the Adviser considers appropriate, and to grant limited discretionary authorization to such persons with respect to price, time and other terms of investment and trading transactions, subject to Paragraph 2(b);

(6)	to borrow from banks or other financial institutions and to pledge Fund assets as collateral therefor, to trade on margin, to exercise or refrain from exercising all rights regarding the Fund's investments, and to instruct custodians regarding the settlement of transactions, the disbursement of distributions and other payments to the Fund's investors ("Investors") with respect to repurchases of units of limited liability company interests in the Fund ("Units"), and the payment of Fund expenses;

(7)	to call and conduct meetings of Investors at the Fund's principal office or elsewhere as it may determine and to assist the Board in calling and conducting meetings of the Board;

(8)	to engage and terminate such attorneys, accountants and other professional advisers and consultants as the Adviser may deem necessary or advisable in connection with the affairs of the Fund or as may be directed by the Board;

(9)	to engage and terminate the services of persons to assist the Adviser in providing, or to provide under the Adviser's control and supervision, advice and management with respect to the Fund at the expense of the Adviser;

(10)	as directed by the Board, to commence, defend and conclude any action, suit, investigation or other proceeding that pertains to the Fund or any assets of the Fund;

(11)	if directed by the Board, to arrange for the purchase of (A) one or more "key man" insurance policies on the life of any principal of a member of the Adviser, the benefits of which are payable to the Fund, or (B) any insurance covering the potential liabilities of the Fund or relating to the performance of the Board or the Adviser, or any of their respective principals, trustees, officers, members, employees and agents; and

(11)	to execute, deliver and perform such contracts, agreements and other undertakings, and to engage in such activities and transactions as are, in the opinion of the Adviser, necessary and appropriate for the conduct of the business of the Fund without the act, vote or approval of any other Investors or person.

(b)       The Adviser, in its discretion, and to the extent permitted by applicable law, may use brokers that provide the Fund with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Fund, and the Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Adviser's good faith determination that such commission is reasonable in terms of either the particular transaction or the overall responsibility of the Adviser to the Fund and its other clients, and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. Should the Adviser simultaneously place orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account. The Fund recognizes that in some cases this procedure may adversely affect the results obtained for the Fund.

(c)	The Adviser agrees to provide certain management and administrative services to the Fund. These services shall include:

(1)	the provision of administrative and secretarial, clerical and other personnel as necessary to provide the services required to be provided under this Agreement;

(2)	the general supervision of the entities which are retained by the Fund to provide administrative services and custody services to the Fund;

(3)	the handling of Investor inquiries regarding the Fund and providing Investors with information concerning their investment in the Fund;

(4)	monitoring relations and communications between Investors and the Fund;

(5)	overseeing the drafting or updating of disclosure documents relating to the Fund and assisting in the provision of all offering materials to Investors;

(6)	overseeing the maintenance and updating of Investor information, such as change of address and employment;

(7)	overseeing the distribution and acceptance of Investor Applications (as defined in the Memorandum) and confirming the receipt of such Investor Applications and funds;

(8)	issuing instruments certifying Investor ownership of Units;

(9)	coordinating and organizing meetings of the Board;

(10)	preparing materials and reports for use in connection with meetings of the Board;

(11)	overseeing the preparation of and filing of any required tax or information returns; and

(11)	reviewing and approving all regulatory filings required under applicable law.

Notwithstanding the appointment of the Adviser to provide services hereunder, the Board shall remain responsible for supervising the management, business and affairs of the Fund.

4.             Services Not Exclusive. The services furnished by the Adviser hereunder are not to be deemed exclusive and the Adviser shall be free to furnish similar services to others. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser or its affiliates, who also may be a Director, officer or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar or dissimilar nature.

3.	Expenses.

(a)           During the term of this Agreement, the Fund will bear all expenses incurred in the business of the Fund, other than those not specifically assumed by the Adviser and other service providers pursuant to their agreements with the Fund. Expenses to be borne by the Fund will include, but are not limited to, the following:

(1)	all expenses related to the Fund's investment program, including, but not limited to: (i) expenses borne through the Fund's investments in Investment Funds and other securities, including, without limitation, any fees and expenses charged by the investment advisers, asset managers, managing members, general partners or sponsors thereof (such as management fees, incentive fees or allocations, pass through expenses and costs and redemption or withdrawal fees); (ii) all costs and expenses directly related to portfolio transactions and positions for the Fund's account, such as direct and indirect expenses associated with the Fund's investments (whether or not consummated), and enforcing the Fund's rights in respect of such investments; (iii) transfer taxes and premiums; (iv) taxes withheld on non-U.S. dividends or other non-U.S. source income; (v) fees for data, software and technology providers; (vi) professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts); and (vii) if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;

(2)	the Management Fee (as defined below);

(3)	any authorized distribution or servicing fee, as described in the Memorandum;

(4)	all costs and expenses associated with the organization and initial registration of the Fund, up to $1 million per the Adviser's voluntary agreement to limit such costs and expenses;

(5)	all costs and expenses associated with the operation and ongoing registration of the Fund, including, without limitation, all costs and expenses associated with repurchase offers, offering costs and the costs of compliance with any applicable federal, state or non-U.S. laws;

(6)	the fees of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund (the "Independent Directors") and the fees and expenses of independent counsel thereto, and the costs and expenses of holding any meetings of the Investors or the Board, its committees or the Independent Directors that are permitted or required to be held under the terms of the Fund's Limited Liability Company Agreement, as may be amended or amended and restated from time to time, the 1940 Act or other applicable law;

(7)	a portion, as determined by the Board, of the compensation payable to the Fund's chief compliance officer, and expenses attributable to implementing the Fund's compliance program;

(8)	the fees and expenses of performing research, risk analysis and due diligence, including third party background checks;

(9)	the fees and disbursements of any attorneys, accountants, independent registered public accounting firms and other consultants and professionals engaged on behalf of the Fund or the Independent Directors;

(10)	a portion, as approved by the Board, of the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund, the Adviser, the Directors or the officers of the Fund;

(11)	recordkeeping, custody and transfer agency fees and expenses of the Fund;

(12)	the fees and expenses of other service providers to the Fund, including depositaries (such as The Depository Trust & Clearing Corporation and National Securities Clearing Corporation), and other persons providing administrative services to the Fund, including the Fund's administrator;

(13)	all costs and expenses of preparing, setting in type, printing and distributing reports and other Fund communications to Investors, whether for regulatory or some other purpose;

(14)	all expenses of computing the Fund's net asset value, including any equipment or services obtained for the purpose of valuing the Fund's investment portfolio, including appraisal and valuation services provided by third parties engaged by or on behalf of the Fund;

(15)	all charges for equipment or services used for communications between the Fund and any custodian, administrator or other agent engaged by the Fund;

(16)	any extraordinary expenses, that is, those incurred outside of the ordinary course of business, including, without limitation, litigation or indemnification expenses and costs incurred in connection with holding and/or soliciting proxies for a meeting of Investors;

(17)	all taxes to which the Fund may be subject, directly or indirectly, and whether in the U.S., any state thereof or any other U.S. or non-U.S. jurisdictions, including excise taxes on undistributed income; ~~and~~

(18)	a portion of expenses associated with personnel of the Adviser or its affiliates providing legal services to the Fund and producing regulatory materials; and

(19)	~~(18)~~ such other types of expenses as may be approved from time to time by the Board.

(b)           The payment or assumption by the Adviser of any expenses of the Fund that the Adviser is not required by this Agreement to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expense of the Fund on any subsequent occasion, and the Adviser shall be reimbursed for any advance payment made on behalf of the Fund upon the request of the Adviser.

5.             Compensation. The Fund will pay the Adviser a fee (the "Management Fee") computed and payable monthly, at the annual rate of 0.55% of the Fund's net asset value. For purposes of determining the Management Fee payable to the Adviser for any month, "net asset value" means the total value of all assets of the Fund as of the end of such month, less an amount equal to all accrued debts, liabilities and obligations of the Fund as of such date, and calculated before giving effect to any repurchase of Units on such date and before any reduction for any fees (including distribution and servicing fees) and expenses of the Fund. The Management Fee will be prorated for any period of less than a month based on the number of days in such period.

6.             Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or any Investors in connection with the matters to which this Agreement relates, except to the extent that such a loss results from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, director, employee, or agent of the Adviser or its affiliates, who may be or become an officer, Director, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting with respect to any business of the Fund, to be rendering such service to or acting solely for the Fund and not as an officer, director, employee, or agent or one under the control or direction of the Adviser even though compensated by it.

7.	Indemnification.

(a)            The Fund will indemnify the Adviser and its affiliates, and each of their respective members, directors, officers and employees and any of their affiliated persons, executors, heirs, assigns, successors or other legal representatives (each an "Indemnified Person") against any and all costs, losses, claims, damages or liabilities, joint or several, including, without limitation, reasonable attorneys' fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person's duties in respect of the Fund, except those resulting from the willful misfeasance, bad faith or gross negligence of an Indemnified Person or the Indemnified Person's reckless disregard of such duties and, in the case of criminal proceedings, unless such Indemnified Person had reasonable cause to believe its actions unlawful (collectively, "disabling conduct"). Indemnification shall be made following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Indemnified Person was not liable by reason of disabling conduct or (ii) a reasonable determination, based upon a review of the facts and reached by (A) the vote of a majority of the Directors who are not parties to the proceeding or (B) legal counsel selected by a vote of a majority of the Board in a written opinion, that the Indemnified Person is entitled to indemnification hereunder. The Fund shall advance to an Indemnified Person reasonable attorneys' fees and other costs and expenses incurred in connection with the defense of any action or proceeding arising out of such performance or non-performance. The Adviser agrees, and each other Indemnified Person will be required to agree as a condition to any such advance, that if one of the foregoing parties receives any such advance, the party will reimburse the Fund for such fees, costs and expenses to the extent that it shall be determined that the party was not entitled to indemnification under this Paragraph 7. The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.

(b)            Notwithstanding any of the foregoing, the provisions of this Paragraph 7 shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under federal securities laws, which, under certain circumstances, impose liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited or modified under applicable law or that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this Paragraph 7 to the fullest extent permitted by law. The provisions of this Paragraph 7 shall survive the termination or cancellation of this Agreement.

8.             Duration and Termination.

(a)           This Agreement will become effective on the ~~date the Fund commences investment operations~~Closing Date, provided that this Agreement will not take effect unless it has first been approved (i) by a vote of a majority of those Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting (or as otherwise permitted by applicable law or regulatory relief) called for the purpose of voting on such approval, and (ii) by vote of a majority of the outstanding voting securities of the Fund. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the date ~~the Fund commences investment operations~~of effectiveness. Thereafter, if not terminated, this Agreement shall continue automatically for successive one-year periods, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of those Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting (or as otherwise permitted by applicable law or regulatory relief) called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

(b)            Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the Fund's outstanding voting securities on 60 days' written notice to the Adviser or by the Adviser at any time, without the payment of any penalty, on 60 days' written notice to the Fund. This Agreement will automatically terminate in the event of its assignment.

9.         Use of Name. The Fund agrees that the names "Central Park Group" and "CPG" are owned by Central Park ~~Group, LLC~~or an affiliate of Central Park, and that, at the Adviser's request, it will take all necessary action to change the name of the Fund to a name not including "Central Park Group" or "CPG" in any form or combination within 10 days of the Adviser's request, that the Fund's failure to do so is not compensable by monetary damages and that the Adviser shall be entitled to equitable relief to enforce the Fund's obligation hereunder. The provisions of this Paragraph 9 shall survive the termination or cancellation of this Agreement.

10.       Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

11.       Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

12.       Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "national securities exchange," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the Securities and Exchange Commission by any rule, regulation or order. Where the effect of a requirement of the 1940 Act reflected in any provision of this contract is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.

CENTRAL PARK ADVISERS, LLC

By:
Name:
Title:

CPG FOCUSED ACCESS FUND, LLC

By:
Name:
Title:

INVESTMENT ADVISORY AGREEMENT

AGREEMENT, made as of ~~July 21, 2017, as revised August 16, 2017,~~______, 2022, between CPG VINTAGE ACCESS FUND, LLC (the "Fund"), a Delaware limited liability company, and CENTRAL PARK ADVISERS, LLC (the "Adviser"), a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Agreement").

WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end management investment company ~~and~~;

WHEREAS, the Adviser has served as the investment adviser of the Fund since the commencement of the Fund's investment operations, pursuant to an Investment Advisory Agreement between the Fund and the Adviser made as of July 21, 2017, as revised August 16, 2017 (the "Prior Agreement");

WHEREAS, on October 21, 2021, Central Park Group, LLC ("Central Park"), the parent company of the Adviser, entered into a purchase agreement with Macquarie Management Holdings, Inc.("Macquarie") pursuant to which Macquarie has agreed to acquire Central Park, subject to the satisfaction of certain customary closing conditions (the "Transaction"), which will constitute an assignment of the Prior Agreement and cause the Prior Agreement to terminate automatically in accordance with its terms, as required by applicable law, upon the closing of the Transaction (the "Closing Date"); and

WHEREAS, the Fund desires to continue to retain the Adviser as investment adviser to furnish certain investment advisory and portfolio management services to the Fund, and the Adviser is willing to continue to furnish these services~~;~~.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.            Appointment. The Fund hereby appoints the Adviser as investment adviser of the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts this appointment and agrees to render the services herein set forth, for the compensation herein described.

2.	Duties as Investment Adviser.

(a)            Subject to the supervision of the Fund's Board of Directors (the "Board"), the Adviser will have full discretion and authority (i) to manage the assets and liabilities of the Fund and (ii) to manage the day-to-day business and affairs of the Fund. In furtherance of and subject to the foregoing, the Adviser will have full power and authority on behalf of the Fund, among other matters:

(1)	to purchase, sell, exchange, trade and otherwise deal in and with securities and other property of the Fund and to loan securities of the Fund;

(2)	to do any and all acts and exercise all rights with respect to the Fund's interest in any person, firm, corporation, partnership or other entity, including, without limitation, voting interests or shares of the Investment Funds (unless waived as provided in the immediately succeeding paragraph) (as defined in the Fund's confidential offering memorandum (the "Memorandum"));

(3)	to enter into agreements with the Investment Funds irrevocably to forego the right to vote interests or shares of the Investment Funds;

(4)	to enter into agreements with the Investment Funds that provide for, among other things, the indemnification by the Fund of the Investment Funds and the Investment Fund Managers (as defined in the Memorandum) to the same or different extent as provided for in respect of the Adviser, and to terminate such agreements;

(5)	to open, maintain and close accounts with brokers and dealers, to make all decisions relating to the manner, method and timing of securities and other investment transactions, to select and place orders with brokers, dealers or other financial intermediaries for the execution, clearance or settlement of any transactions on behalf of the Fund on such terms as the Adviser considers appropriate, and to grant limited discretionary authorization to such persons with respect to price, time and other terms of investment and trading transactions, subject to Paragraph 2(b);

(6)	to borrow from banks or other financial institutions and to pledge Fund assets as collateral therefor, to trade on margin, to exercise or refrain from exercising all rights regarding the Fund's investments, and to instruct custodians regarding the settlement of transactions, the disbursement of distributions and other payments to the Fund's investors ("Investors"), and the payment of Fund expenses;

(7)	to call and conduct meetings of Investors at the Fund's principal office or elsewhere as it may determine and to assist the Board in calling and conducting meetings of the Board;

(8)	to engage and terminate such attorneys, accountants and other professional advisers and consultants as the Adviser may deem necessary or advisable in connection with the affairs of the Fund or as may be directed by the Board;

(9)	to engage and terminate the services of persons to assist the Adviser in providing, or to provide under the Adviser's control and supervision, advice and management with respect to the Fund at the expense of the Adviser;

(10)	as directed by the Board, to commence, defend and conclude any action, suit, investigation or other proceeding that pertains to the Fund or any assets of the Fund;

(11)	if directed by the Board, to arrange for the purchase of (A) one or more "key man" insurance policies on the life of any principal of a member of the Adviser, the benefits of which are payable to the Fund, or (B) any insurance covering the potential liabilities of the Fund or relating to the performance of the Board or the Adviser, or any of their respective principals, trustees, officers, members, employees and agents; and

(12)	to execute, deliver and perform such contracts, agreements and other undertakings, and to engage in such activities and transactions as are, in the opinion of the Adviser, necessary and appropriate for the conduct of the business of the Fund without the act, vote or approval of any other Investors or person.

(b)            The Adviser, in its discretion, and to the extent permitted by applicable law, may use brokers that provide the Fund with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Fund, and the Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Adviser's good faith determination that such commission is reasonable in terms of either the particular transaction or the overall responsibility of the Adviser to the Fund and its other clients, and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. Should the Adviser simultaneously place orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account. The Fund recognizes that in some cases this procedure may adversely affect the results obtained for the Fund.

(c)	The Adviser agrees to provide certain management and administrative services to the Fund. These services shall include:

(1)	the provision of administrative and secretarial, clerical and other personnel as necessary to provide the services required to be provided under this Agreement;

(2)	the general supervision of the entities which are retained by the Fund to provide administrative services and custody services to the Fund;

(3)	the handling of Investor inquiries regarding the Fund and providing Investors with information concerning their investment in the Fund;

(4)	monitoring relations and communications between Investors and the Fund;

(5)	overseeing the drafting or updating of disclosure documents relating to the Fund and assisting in the provision of all offering materials to Investors;

(6)	overseeing the maintenance and updating of Investor information, such as change of address and employment;

(7)	overseeing the distribution and acceptance of Investor Applications (as defined in the Memorandum) and confirming the receipt of such Investor Applications and funds;

(8)	issuing instruments certifying Investor ownership of units of beneficial interest in the Fund;

(9)	coordinating and organizing meetings of the Board;

(10)	preparing materials and reports for use in connection with meetings of the Board;

(11)	overseeing the preparation of and filing of any required tax or information returns; and

(12)	reviewing and approving all regulatory filings required under applicable law.

Notwithstanding the appointment of the Adviser to provide services hereunder, the Board shall remain responsible for supervising the management, business and affairs of the Fund.

3.            Services Not Exclusive. The services furnished by the Adviser hereunder are not to be deemed exclusive and the Adviser shall be free to furnish similar services to others. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser or its affiliates, who also may be a Director, officer or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar or dissimilar nature.

4.            Expenses.

(a)            During the term of this Agreement, the Fund will bear all expenses incurred in the business of the Fund, other than those not specifically assumed by the Adviser and other service providers pursuant to their agreements with the Fund. Expenses to be borne by the Fund will include, but are not limited to, the following:

(1)	all expenses related to the Fund's investment program, including, but not limited to: (i) expenses borne indirectly through the Fund's investments in Investment Funds and other securities, including, without limitation, any fees and expenses charged by the general partners, managing members, investment advisers or sponsors thereof (such as management fees, performance fees, carried interests or incentive fees or allocations, monitoring fees, and redemption or withdrawal fees); (ii) all costs and expenses directly related to portfolio transactions and positions for the Fund's account, such as direct and indirect expenses associated with the Fund's investments (whether or not consummated), and enforcing the Fund's rights in respect of such investments; (iii) transfer taxes and premiums; (iv) taxes withheld on non-U.S. dividends or other non-U.S. source income; (v) fees for data, software and technology providers; (vi) professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts); (vii) if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees; and (viii) expenses incurred by or in relation to financial advisors, placement agents, investment advisers and consultants such as (a) reasonable travel and other expenses including lodging and entertainment and meals related to diligence or informational meetings in which such persons meet with investment professionals employed by the Adviser, as well as for costs of organizing and holding such meetings and (b) payments to or on behalf of such persons for other types of events, including sales or training seminars;

(2)	the Management Fee (as defined below);

(3)	the distribution and servicing fee paid by the Fund to Foreside Fund Services, LLC, the Fund's placement agent;

(5)	all costs and expenses associated with the organization and initial registration of the Fund;

(5)	all costs and expenses associated with the operation and ongoing registration of the Fund, including, without limitation, offering costs and the costs of compliance with any applicable federal, state or non-US laws;

(6)	the fees of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund (the "Independent Directors") and the fees and expenses of independent counsel thereto, and the costs and expenses of holding any meetings of the Investors or the Board, its committees or the Independent Directors that are permitted or required to be held under the terms of the Fund's Limited Liability Company Agreement, as may be amended or amended and restated from time to time, the 1940 Act or other applicable law;

(7)	a portion, as determined by the Board, of the compensation payable to the Fund's chief compliance officer, and expenses attributable to implementing the Fund's compliance program;

(8)	the fees and expenses of performing research, risk analysis and due diligence, including third party background checks;

(9)	the fees and disbursements of any attorneys, accountants, independent registered public accounting firms and other consultants and professionals engaged on behalf of the Fund or the Independent Directors;

(10)	a portion, as approved by the Board, of the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund, the Adviser, the Directors or the officers of the Fund;

(11)	recordkeeping, custody and transfer agency fees and expenses of the Fund;

(12)	the fees and expenses of other service providers to the Fund, including depositaries (such as The Depository Trust & Clearing Corporation and National Securities Clearing Corporation), and other persons providing administrative services to the Fund;

(13)	all costs and expenses of preparing, setting in type, printing and distributing reports and other Fund communications to Investors or potential Investors, whether for regulatory, marketing or some other purpose;

(14)	all expenses of computing the Fund's net asset value, including any equipment or services obtained for the purpose of valuing the Fund's investment portfolio, including appraisal and valuation services provided by third parties engaged by or on behalf of the Fund;

(15)	all charges for equipment or services used for communications between the Fund and any custodian, administrator or other agent engaged by the Fund;

(16)	any extraordinary expenses, that is, those incurred outside of the ordinary course of business, including, without limitation, litigation or indemnification expenses and costs incurred in connection with holding and/or soliciting proxies for a meeting of Investors;

(17)	all taxes to which the Fund may be subject, directly or indirectly, and whether in the U.S., any state thereof or any other U.S. or non-U.S. jurisdictions, including excise taxes on undistributed income;

(18)	a portion of expenses associated with personnel of the Adviser or its affiliates providing legal services to the Fund and producing regulatory materials; and

(19)	~~(18)~~ such other types of expenses as may be approved from time to time by the Board.

(b)            The payment or assumption by the Adviser of any expenses of the Fund that the Adviser is not required by this Agreement to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expense of the Fund on any subsequent occasion, and the Adviser shall be reimbursed for any advance payment made on behalf of the Fund upon the request of the Adviser.

5.            Compensation. The Fund will pay the Adviser a fee (the "Management Fee") computed and paid quarterly, at the annual rate of (i) 0.10% for the first 12 months following the Initial Closing (as defined in the Memorandum) , (ii) 0.65% from the one year anniversary of the Initial Closing until the eight year anniversary of the Final Closing (as defined in the Memorandum) and (iii) 0.30% thereafter for the remaining life of the Fund. The Management Fee will be calculated based on the Fund's total Commitments (as defined in the Memorandum) from the Initial Closing until the five year anniversary of the Final Closing and, thereafter, will be based on the Fund's net invested capital. The Management Fee will be determined and accrued as of the last day of each quarter, and will be prorated for any period of less than a quarter based on the number of days in such period.

6.            Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or any Investors in connection with the matters to which this Agreement relates, except to the extent that such a loss results from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, director, employee, or agent of the Adviser or its affiliates, who may be or become an officer, Director, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting with respect to any business of the Fund, to be rendering such service to or acting solely for the Fund and not as an officer, director, employee, or agent or one under the control or direction of the Adviser even though compensated by it.

7.            Indemnification.

(a)            The Fund will indemnify the Adviser and its affiliates, and each of their respective members, directors, officers and employees and any of their affiliated persons, executors, heirs, assigns, successors or other legal representatives (each an "Indemnified Person") against any and all costs, losses, claims, damages or liabilities, joint or several, including, without limitation, reasonable attorneys' fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person's duties in respect of the Fund, except those resulting from the willful misfeasance, bad faith or gross negligence of an Indemnified Person or the Indemnified Person's reckless disregard of such duties and, in the case of criminal proceedings, unless such Indemnified Person had reasonable cause to believe its actions unlawful (collectively, "disabling conduct"). Indemnification shall be made following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Indemnified Person was not liable by reason of disabling conduct or (ii) a reasonable determination, based upon a review of the facts and reached by (A) the vote of a majority of the Directors who are not parties to the proceeding or (B) legal counsel selected by a vote of a majority of the Board in a written opinion, that the Indemnified Person is entitled to indemnification hereunder. The Fund shall advance to an Indemnified Person reasonable attorneys' fees and other costs and expenses incurred in connection with the defense of any action or proceeding arising out of such performance or non-performance. The Adviser agrees, and each other Indemnified Person will be required to agree as a condition to any such advance, that if one of the foregoing parties receives any such advance, the party will reimburse the Fund for such fees, costs and expenses to the extent that it shall be determined that the party was not entitled to indemnification under this Paragraph 7. The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.

(b)            Notwithstanding any of the foregoing, the provisions of this Paragraph 7 shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under federal securities laws, which, under certain circumstances, impose liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited or modified under applicable law or that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this Paragraph 7 to the fullest extent permitted by law. The provisions of this Paragraph 7 shall survive the termination or cancellation of this Agreement.

8.            Duration and Termination.

(a)           This Agreement will become effective on the ~~date the Fund commences investment operations~~Closing Date, provided that this Agreement will not take effect unless it has first been approved (i) by a vote of a majority of those Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting (or as otherwise permitted by applicable law or regulatory relief) called for the purpose of voting on such approval, and (ii) by vote of a majority of the outstanding voting securities of the Fund. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the date ~~the Fund commences investment operations~~of effectiveness. Thereafter, if not terminated, this Agreement shall continue automatically for successive one-year periods, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of those Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting (or as otherwise permitted by applicable law or regulatory relief) called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

(b)            Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the Fund's outstanding voting securities on 60 days' written notice to the Adviser or by the Adviser at any time, without the payment of any penalty, on 60 days' written notice to the Fund. This Agreement will automatically terminate in the event of its assignment.

9.            Use of Name. The Fund agrees that the names "Central Park Group" and "CPG" are owned by Central Park ~~Group, LLC~~or an affiliate of Central Park, and that, at the Adviser's request, it will take all necessary action to change the name of the Fund to a name not including "Central Park Group" or "CPG" in any form or combination within 10 days of the Adviser's request, that the Fund's failure to do so is not compensable by monetary damages and that the Adviser shall be entitled to equitable relief to enforce the Fund's obligation hereunder. The provisions of this Paragraph 9 shall survive the termination or cancellation of this Agreement.

10.            Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

11.            Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

12.            Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "national securities exchange," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the Securities and Exchange Commission by any rule, regulation or order. Where the effect of a requirement of the 1940 Act reflected in any provision of this contract is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.

CENTRAL PARK ADVISERS, LLC

By:
Name:
Title:

CPG VINTAGE ACCESS FUND, LLC

By:
Name:
Title:

INVESTMENT ADVISORY AGREEMENT

AGREEMENT, made as of ~~July 12, 2018,~~_____, 2022, between CPG VINTAGE ACCESS FUND II, LLC (the "Fund"), a Delaware limited liability company, and CENTRAL PARK ADVISERS, LLC (the "Adviser"), a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Agreement").

WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end management investment company ~~and~~;

WHEREAS, the Adviser has served as the investment adviser of the Fund since the commencement of the Fund's investment operations, pursuant to an Investment Advisory Agreement between the Fund and the Adviser made as of July 12, 2018 (the "Prior Agreement");

WHEREAS, on October 21, 2021, Central Park Group, LLC ("Central Park"), the parent company of the Adviser, entered into a purchase agreement with Macquarie Management Holdings, Inc. ("Macquarie") pursuant to which Macquarie has agreed to acquire Central Park, subject to the satisfaction of certain customary closing conditions (the "Transaction"), which will constitute an assignment of the Prior Agreement and cause the Prior Agreement to terminate automatically in accordance with its terms, as required by applicable law, upon the closing of the Transaction (the "Closing Date"); and

WHEREAS, the Fund desires to continue to retain the Adviser as investment adviser to furnish certain investment advisory and portfolio management services to the Fund, and the Adviser is willing to continue to furnish these services~~;~~.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.            Appointment. The Fund hereby appoints the Adviser as investment adviser of the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts this appointment and agrees to render the services herein set forth, for the compensation herein described.

2.            Duties as Investment Adviser.

(a)            Subject to the supervision of the Fund's Board of Directors (the "Board"), the Adviser will have full discretion and authority (i) to manage the assets and liabilities of the Fund and (ii) to manage the day-to-day business and affairs of the Fund. In furtherance of and subject to the foregoing, the Adviser will have full power and authority on behalf of the Fund, among other matters:

(1)	to purchase, sell, exchange, trade and otherwise deal in and with securities and other property of the Fund and to loan securities of the Fund;

(2)	to do any and all acts and exercise all rights with respect to the Fund's interest in any person, firm, corporation, partnership or other entity, including, without limitation, voting interests or shares of the Investment Funds (unless waived as provided in the immediately succeeding paragraph) (as defined in the Fund's confidential offering memorandum (the "Memorandum"));

(3)	to enter into agreements with the Investment Funds irrevocably to forego the right to vote interests or shares of the Investment Funds;

(4)	to enter into agreements with the Investment Funds that provide for, among other things, the indemnification by the Fund of the Investment Funds and the Investment Fund Managers (as defined in the Memorandum) to the same or different extent as provided for in respect of the Adviser, and to terminate such agreements;

(5)	to open, maintain and close accounts with brokers and dealers, to make all decisions relating to the manner, method and timing of securities and other investment transactions, to select and place orders with brokers, dealers or other financial intermediaries for the execution, clearance or settlement of any transactions on behalf of the Fund on such terms as the Adviser considers appropriate, and to grant limited discretionary authorization to such persons with respect to price, time and other terms of investment and trading transactions, subject to Paragraph 2(b);

(6)	to borrow from banks or other financial institutions and to pledge Fund assets as collateral therefor, to trade on margin, to exercise or refrain from exercising all rights regarding the Fund's investments, and to instruct custodians regarding the settlement of transactions, the disbursement of distributions and other payments to the Fund's investors ("Investors"), and the payment of Fund expenses;

(7)	to call and conduct meetings of Investors at the Fund's principal office or elsewhere as it may determine and to assist the Board in calling and conducting meetings of the Board;

(8)	to engage and terminate such attorneys, accountants and other professional advisers and consultants as the Adviser may deem necessary or advisable in connection with the affairs of the Fund or as may be directed by the Board;

(9)	to engage and terminate the services of persons to assist the Adviser in providing, or to provide under the Adviser's control and supervision, advice and management with respect to the Fund at the expense of the Adviser;

(10)	as directed by the Board, to commence, defend and conclude any action, suit, investigation or other proceeding that pertains to the Fund or any assets of the Fund;

(11)	if directed by the Board, to arrange for the purchase of (A) one or more "key man" insurance policies on the life of any principal of a member of the Adviser, the benefits of which are payable to the Fund, or (B) any insurance covering the potential liabilities of the Fund or relating to the performance of the Board or the Adviser, or any of their respective principals, trustees, officers, members, employees and agents; and

(12)	to execute, deliver and perform such contracts, agreements and other undertakings, and to engage in such activities and transactions as are, in the opinion of the Adviser, necessary and appropriate for the conduct of the business of the Fund without the act, vote or approval of any other Investors or person.

(b)            The Adviser, in its discretion, and to the extent permitted by applicable law, may use brokers that provide the Fund with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Fund, and the Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Adviser's good faith determination that such commission is reasonable in terms of either the particular transaction or the overall responsibility of the Adviser to the Fund and its other clients, and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. Should the Adviser simultaneously place orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account. The Fund recognizes that in some cases this procedure may adversely affect the results obtained for the Fund.

(c)            The Adviser agrees to provide certain management and administrative services to the Fund. These services shall include:

(1)	the provision of administrative and secretarial, clerical and other personnel as necessary to provide the services required to be provided under this Agreement;

(2)	the general supervision of the entities which are retained by the Fund to provide administrative services and custody services to the Fund;

(3)	the handling of Investor inquiries regarding the Fund and providing Investors with information concerning their investment in the Fund;

(4)	monitoring relations and communications between Investors and the Fund;

(5)	overseeing the drafting or updating of disclosure documents relating to the Fund and assisting in the provision of all offering materials to Investors;

(6)	overseeing the maintenance and updating of Investor information, such as change of address and employment;

(7)	overseeing the distribution and acceptance of Investor Applications (as defined in the Memorandum) and confirming the receipt of such Investor Applications and funds;

(8)	issuing instruments certifying Investor ownership of units of limited liability company interests in the Fund;

(9)	coordinating and organizing meetings of the Board;

(10)	preparing materials and reports for use in connection with meetings of the Board;

(11)	overseeing the preparation of and filing of any required tax or information returns; and

(12)	reviewing and approving all regulatory filings required under applicable law.

Notwithstanding the appointment of the Adviser to provide services hereunder, the Board shall remain responsible for supervising the management, business and affairs of the Fund.

3.            Services Not Exclusive. The services furnished by the Adviser hereunder are not to be deemed exclusive and the Adviser shall be free to furnish similar services to others. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser or its affiliates, who also may be a Director, officer or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar or dissimilar nature.

4.            Expenses.

(a)            During the term of this Agreement, the Fund will bear all expenses incurred in the business of the Fund, other than those not specifically assumed by the Adviser and other service providers pursuant to their agreements with the Fund. Expenses to be borne by the Fund will include, but are not limited to, the following:

(1)	all expenses related to the Fund's investment program, including, but not limited to: (i) expenses borne indirectly through the Fund's investments, including, without limitation, any fees and expenses charged by the general partners, managing members, investment advisers or sponsors thereof (such as management fees, performance fees, carried interests or incentive fees or allocations, monitoring fees, property management fees, pass through expenses and costs and redemption or withdrawal fees); (ii) all costs and expenses directly related to portfolio transactions and positions for the Fund's account, such as direct and indirect expenses associated with the Fund's investments (whether or not consummated), and enforcing the Fund's rights in respect of such investments; (iii) transfer taxes and premiums; (iv) taxes withheld on non-U.S. dividends or other non-U.S. source income; (v) fees for data, software and technology providers; (vi) professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts); (vii) if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees; and (viii) expenses incurred by or in relation to financial advisors, placement agents, investment advisers and consultants such as (a) reasonable travel and other expenses including lodging and entertainment and meals related to diligence or informational meetings in which such persons meet with investment professionals employed by the Adviser, as well as for costs of organizing and holding such meetings and (b) payments to or on behalf of such persons for other types of events, including sales or training seminars;

(2)	the Management Fee (as defined below);

(3)	any authorized distribution or servicing fee, as described in the Memorandum;

(4)	all costs and expenses associated with the organization and initial registration of the Fund, up to $1 million per the Adviser's voluntary agreement to limit such costs and expenses;

(5)	all costs and expenses associated with the operation and ongoing registration of the Fund, including, without limitation, offering costs and the costs of compliance with any applicable federal, state or non-U.S. laws;

(6)	the fees of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund (the "Independent Directors") and the fees and expenses of independent counsel thereto, and the costs and expenses of holding any meetings of the Investors or the Board, its committees or the Independent Directors that are permitted or required to be held under the terms of the Fund's Limited Liability Company Agreement, as may be amended or amended and restated from time to time, the 1940 Act or other applicable law;

(7)	a portion, as determined by the Board, of the compensation payable to the Fund's chief compliance officer, and expenses attributable to implementing the Fund's compliance program;

(8)	the fees and expenses of performing research, risk analysis and due diligence, including third party background checks;

(9)	the fees and disbursements of any attorneys, accountants, independent registered public accounting firms and other consultants and professionals engaged on behalf of the Fund or the Independent Directors;

(10)	a portion, as approved by the Board, of the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund, the Adviser, the Directors or the officers of the Fund;

(11)	recordkeeping, custody and transfer agency fees and expenses of the Fund;

(12)	the fees and expenses of other service providers to the Fund, including depositaries (such as The Depository Trust & Clearing Corporation and National Securities Clearing Corporation), and other persons providing administrative services to the Fund, including the Fund's administrator;

(13)	all costs and expenses of preparing, setting in type, printing and distributing reports and other Fund communications to Investors or potential Investors, whether for regulatory, marketing or some other purpose;

(14)	all expenses of computing the Fund's net asset value, including any equipment or services obtained for the purpose of valuing the Fund's investment portfolio, including appraisal and valuation services provided by third parties engaged by or on behalf of the Fund;

(15)	all charges for equipment or services used for communications between the Fund and any custodian, administrator or other agent engaged by the Fund;

(16)	any extraordinary expenses, that is, those incurred outside of the ordinary course of business, including, without limitation, litigation or indemnification expenses and costs incurred in connection with holding and/or soliciting proxies for a meeting of Investors;

(17)	all taxes to which the Fund may be subject, directly or indirectly, and whether in the U.S., any state thereof or any other U.S. or non-U.S. jurisdictions, including excise taxes on undistributed income;

(18)	a portion of expenses associated with personnel of the Adviser or its affiliates providing legal services to the Fund and producing regulatory materials; and

(19)	~~(18)~~ such other types of expenses as may be approved from time to time by the Board.

(b)            The payment or assumption by the Adviser of any expenses of the Fund that the Adviser is not required by this Agreement to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expense of the Fund on any subsequent occasion, and the Adviser shall be reimbursed for any advance payment made on behalf of the Fund upon the request of the Adviser.

5.            Compensation. The Fund will pay the Adviser a fee (the "Management Fee") computed and paid quarterly, at the annual rate of (i) 0.10% of total Commitments (as defined in the Memorandum) for the first 12 months following the Initial Closing (as defined in the Memorandum), (ii) 0.65% of total Commitments from the one year anniversary of the Initial Closing until the six year anniversary of the Final Closing (as defined in the Memorandum); (iii) 0.65% of the Fund's net invested capital from the six year anniversary of the Final Closing until the eight year anniversary of the Final Closing and (iv) 0.30% of the Fund's net invested capital thereafter for the remaining life of the Fund. The Management Fee will be determined and accrued as of the last day of each quarter, and will be prorated for any period of less than a quarter based on the number of days in such period.

6.            Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or any Investors in connection with the matters to which this Agreement relates, except to the extent that such a loss results from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, director, employee, or agent of the Adviser or its affiliates, who may be or become an officer, Director, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting with respect to any business of the Fund, to be rendering such service to or acting solely for the Fund and not as an officer, director, employee, or agent or one under the control or direction of the Adviser even though compensated by it.

7.            Indemnification.

(a)            The Fund will indemnify the Adviser and its affiliates, and each of their respective members, directors, officers and employees and any of their affiliated persons, executors, heirs, assigns, successors or other legal representatives (each an "Indemnified Person") against any and all costs, losses, claims, damages or liabilities, joint or several, including, without limitation, reasonable attorneys' fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person's duties in respect of the Fund, except those resulting from the willful misfeasance, bad faith or gross negligence of an Indemnified Person or the Indemnified Person's reckless disregard of such duties and, in the case of criminal proceedings, unless such Indemnified Person had reasonable cause to believe its actions unlawful (collectively, "disabling conduct"). Indemnification shall be made following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Indemnified Person was not liable by reason of disabling conduct or (ii) a reasonable determination, based upon a review of the facts and reached by (A) the vote of a majority of the Directors who are not parties to the proceeding or (B) legal counsel selected by a vote of a majority of the Board in a written opinion, that the Indemnified Person is entitled to indemnification hereunder. The Fund shall advance to an Indemnified Person reasonable attorneys' fees and other costs and expenses incurred in connection with the defense of any action or proceeding arising out of such performance or non-performance. The Adviser agrees, and each other Indemnified Person will be required to agree as a condition to any such advance, that if one of the foregoing parties receives any such advance, the party will reimburse the Fund for such fees, costs and expenses to the extent that it shall be determined that the party was not entitled to indemnification under this Paragraph 7. The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.

(b)            Notwithstanding any of the foregoing, the provisions of this Paragraph 7 shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under federal securities laws, which, under certain circumstances, impose liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited or modified under applicable law or that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this Paragraph 7 to the fullest extent permitted by law. The provisions of this Paragraph 7 shall survive the termination or cancellation of this Agreement.

8.            Duration and Termination.

(a)            This Agreement will become effective on the ~~date the Fund commences investment operations~~Closing Date, provided that this Agreement will not take effect unless it has first been approved (i) by a vote of a majority of those Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting (or as otherwise permitted by applicable law or regulatory relief) called for the purpose of voting on such approval, and (ii) by vote of a majority of the outstanding voting securities of the Fund. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the date ~~the Fund commences investment operations~~of effectiveness. Thereafter, if not terminated, this Agreement shall continue automatically for successive one-year periods, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of those Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting (or as otherwise permitted by applicable law or regulatory relief) called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

(b)            Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the Fund's outstanding voting securities on 60 days' written notice to the Adviser or by the Adviser at any time, without the payment of any penalty, on 60 days' written notice to the Fund. This Agreement will automatically terminate in the event of its assignment.

Use of Name. The Fund agrees that the names "Central Park Group" and "CPG" are owned by Central Park ~~Group, LLC~~or an affiliate of Central Park, and that, at the Adviser's request, it will take all necessary action to change the name of the Fund to a name not including "Central Park Group" or "CPG" in any form or combination within 10 days of the Adviser's request, that the Fund's failure to do so is not compensable by monetary damages and that the Adviser shall be entitled to equitable relief to enforce the Fund's obligation hereunder. The provisions of this Paragraph 9 shall survive the termination or cancellation of this Agreement.

9.              Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

10.            Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

11.            Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "national securities exchange," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the Securities and Exchange Commission by any rule, regulation or order. Where the effect of a requirement of the 1940 Act reflected in any provision of this contract is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.

CENTRAL PARK ADVISERS, LLC

By:
Name: Title:

CPG VINTAGE ACCESS FUND II, LLC

By:
Name: Title:

INVESTMENT ADVISORY AGREEMENT

AGREEMENT, made as of ~~September 12, 2019,~~________ 2022, between CPG VINTAGE ACCESS FUND III, LLC (the "Fund"), a Delaware limited liability company, and CENTRAL PARK ADVISERS, LLC (the "Adviser"), a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Agreement").

WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end management investment company ~~and~~;

WHEREAS, the Adviser has served as the investment adviser of the Fund since the commencement of the Fund's investment operations, pursuant to an Investment Advisory Agreement between the Fund and the Adviser made as of September 12, 2019 (the "Prior Agreement");

WHEREAS, on October 21, 2021, Central Park Group, LLC ("Central Park"), the parent company of the Adviser, entered into a purchase agreement with Macquarie Management Holdings, Inc. ("Macquarie") pursuant to which Macquarie has agreed to acquire Central Park, subject to the satisfaction of certain customary closing conditions (the "Transaction"), which will constitute an assignment of the Prior Agreement and cause the Prior Agreement to terminate automatically in accordance with its terms, as required by applicable law, upon the closing of the Transaction (the "Closing Date"); and

WHEREAS, the Fund desires to continue to retain the Adviser as investment adviser to furnish certain investment advisory and portfolio management services to the Fund, and the Adviser is willing to continue to furnish these services~~;~~.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.            Appointment. The Fund hereby appoints the Adviser as investment adviser of the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts this appointment and agrees to render the services herein set forth, for the compensation herein described.

2.            Duties as Investment Adviser.

(a)            Subject to the supervision of the Fund's Board of Directors (the "Board"), the Adviser will have full discretion and authority (i) to manage the assets and liabilities of the Fund and (ii) to manage the day-to-day business and affairs of the Fund. In furtherance of and subject to the foregoing, the Adviser will have full power and authority on behalf of the Fund, among other matters:

(1)	to purchase, sell, exchange, trade and otherwise deal in and with securities and other property of the Fund and to loan securities of the Fund;

(2)	to do any and all acts and exercise all rights with respect to the Fund's interest in any person, firm, corporation, partnership or other entity, including, without limitation, voting interests or shares of the Investment Funds (unless waived as provided in the immediately succeeding paragraph) (as defined in the Fund's confidential offering memorandum (the "Memorandum"));

(3)	to enter into agreements with the Investment Funds irrevocably to forego the right to vote interests or shares of the Investment Funds;

(4)	to enter into agreements with the Investment Funds that provide for, among other things, the indemnification by the Fund of the Investment Funds and the Investment Fund Managers (as defined in the Memorandum) to the same or different extent as provided for in respect of the Adviser, and to terminate such agreements;

(5)	to open, maintain and close accounts with brokers and dealers, to make all decisions relating to the manner, method and timing of securities and other investment transactions, to select and place orders with brokers, dealers or other financial intermediaries for the execution, clearance or settlement of any transactions on behalf of the Fund on such terms as the Adviser considers appropriate, and to grant limited discretionary authorization to such persons with respect to price, time and other terms of investment and trading transactions, subject to Paragraph 2(b);

(6)	to borrow from banks or other financial institutions and to pledge Fund assets as collateral therefor, to trade on margin, to exercise or refrain from exercising all rights regarding the Fund's investments, and to instruct custodians regarding the settlement of transactions, the disbursement of distributions and other payments to the Fund's investors ("Investors"), and the payment of Fund expenses;

(7)	to call and conduct meetings of Investors at the Fund's principal office or elsewhere as it may determine and to assist the Board in calling and conducting meetings of the Board;

(8)	to engage and terminate such attorneys, accountants and other professional advisers and consultants as the Adviser may deem necessary or advisable in connection with the affairs of the Fund or as may be directed by the Board;

(9)	to engage and terminate the services of persons to assist the Adviser in providing, or to provide under the Adviser's control and supervision, advice and management with respect to the Fund at the expense of the Adviser;

(10)	as directed by the Board, to commence, defend and conclude any action, suit, investigation or other proceeding that pertains to the Fund or any assets of the Fund;

(11)	if directed by the Board, to arrange for the purchase of (A) one or more "key man" insurance policies on the life of any principal of a member of the Adviser, the benefits of which are payable to the Fund, or (B) any insurance covering the potential liabilities of the Fund or relating to the performance of the Board or the Adviser, or any of their respective principals, trustees, officers, members, employees and agents; and

(12)	to execute, deliver and perform such contracts, agreements and other undertakings, and to engage in such activities and transactions as are, in the opinion of the Adviser, necessary and appropriate for the conduct of the business of the Fund without the act, vote or approval of any other Investors or person.

(b)            The Adviser, in its discretion, and to the extent permitted by applicable law, may use brokers that provide the Fund with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Fund, and the Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Adviser's good faith determination that such commission is reasonable in terms of either the particular transaction or the overall responsibility of the Adviser to the Fund and its other clients, and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. Should the Adviser simultaneously place orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account. The Fund recognizes that in some cases this procedure may adversely affect the results obtained for the Fund.

(c)            The Adviser agrees to provide certain management and administrative services to the Fund. These services shall include:

(1)	the provision of administrative and secretarial, clerical and other personnel as necessary to provide the services required to be provided under this Agreement;

(2)	the general supervision of the entities which are retained by the Fund to provide administrative services and custody services to the Fund;

(3)	the handling of Investor inquiries regarding the Fund and providing Investors with information concerning their investment in the Fund;

(4)	monitoring relations and communications between Investors and the Fund;

(5)	overseeing the drafting or updating of disclosure documents relating to the Fund and assisting in the provision of all offering materials to Investors;

(6)	overseeing the maintenance and updating of Investor information, such as change of address and employment;

(7)	overseeing the distribution and acceptance of Investor Applications (as defined in the Memorandum) and confirming the receipt of such Investor Applications and funds;

(8)	issuing instruments certifying Investor ownership of units of limited liability company interests in the Fund;

(9)	coordinating and organizing meetings of the Board;

(10)	preparing materials and reports for use in connection with meetings of the Board;

(11)	overseeing the preparation of and filing of any required tax or information returns; and

(12)	reviewing and approving all regulatory filings required under applicable law.

Notwithstanding the appointment of the Adviser to provide services hereunder, the Board shall remain responsible for supervising the management, business and affairs of the Fund.

3.            Services Not Exclusive. The services furnished by the Adviser hereunder are not to be deemed exclusive and the Adviser shall be free to furnish similar services to others. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser or its affiliates, who also may be a Director, officer or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar or dissimilar nature.

4.            Expenses.

(a)            During the term of this Agreement, the Fund will bear all expenses incurred in the business of the Fund, other than those not specifically assumed by the Adviser and other service providers pursuant to their agreements with the Fund. Expenses to be borne by the Fund will include, but are not limited to, the following:

(1)	all expenses related to the Fund's investment program, including, but not limited to: (i) expenses borne indirectly through the Fund's investments, including, without limitation, any fees and expenses charged by the general partners, managing members, investment advisers or sponsors thereof (such as management fees, performance fees, carried interests or incentive fees or allocations, monitoring fees, property management fees, pass through expenses and costs and redemption or withdrawal fees); (ii) all costs and expenses directly related to portfolio transactions and positions for the Fund's account, such as direct and indirect expenses associated with the Fund's investments (whether or not consummated), and enforcing the Fund's rights in respect of such investments; (iii) transfer taxes and premiums; (iv) taxes withheld on non-U.S. dividends or other non-U.S. source income; (v) fees for data, software and technology providers; (vi) professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts); (vii) if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees; and (viii) expenses incurred by or in relation to financial advisors, placement agents, investment advisers and consultants such as (a) reasonable travel and other expenses including lodging and entertainment and meals related to diligence or informational meetings in which such persons meet with investment professionals employed by the Adviser, as well as for costs of organizing and holding such meetings and (b) payments to or on behalf of such persons for other types of events, including sales or training seminars;

(2)	the Management Fee (as defined below);

(3)	any authorized distribution or servicing fee, as described in the Memorandum;

(4)	all costs and expenses associated with the organization and initial registration of the Fund, up to $1 million per the Adviser's voluntary agreement to limit such costs and expenses;

(5)	all costs and expenses associated with the operation and ongoing registration of the Fund, including, without limitation, offering costs and the costs of compliance with any applicable federal, state or non-U.S. laws;

(6)	the fees of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund (the "Independent Directors") and the fees and expenses of independent counsel thereto, and the costs and expenses of holding any meetings of the Investors or the Board, its committees or the Independent Directors that are permitted or required to be held under the terms of the Fund's Limited Liability Company Agreement, as may be amended or amended and restated from time to time, the 1940 Act or other applicable law;

(7)	a portion, as determined by the Board, of the compensation payable to the Fund's chief compliance officer, and expenses attributable to implementing the Fund's compliance program;

(8)	the fees and expenses of performing research, risk analysis and due diligence, including third party background checks;

(9)	the fees and disbursements of any attorneys, accountants, independent registered public accounting firms and other consultants and professionals engaged on behalf of the Fund or the Independent Directors;

(10)	a portion, as approved by the Board, of the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund, the Adviser, the Directors or the officers of the Fund;

(11)	recordkeeping, custody and transfer agency fees and expenses of the Fund;

(12)	the fees and expenses of other service providers to the Fund, including depositaries (such as The Depository Trust & Clearing Corporation and National Securities Clearing Corporation), and other persons providing administrative services to the Fund, including the Fund's administrator;

(13)	all costs and expenses of preparing, setting in type, printing and distributing reports and other Fund communications to Investors or potential Investors, whether for regulatory, marketing or some other purpose;

(14)	all expenses of computing the Fund's net asset value, including any equipment or services obtained for the purpose of valuing the Fund's investment portfolio, including appraisal and valuation services provided by third parties engaged by or on behalf of the Fund;

(15)	all charges for equipment or services used for communications between the Fund and any custodian, administrator or other agent engaged by the Fund;

(16)	any extraordinary expenses, that is, those incurred outside of the ordinary course of business, including, without limitation, litigation or indemnification expenses and costs incurred in connection with holding and/or soliciting proxies for a meeting of Investors;

(17)	all taxes to which the Fund may be subject, directly or indirectly, and whether in the U.S., any state thereof or any other U.S. or non-U.S. jurisdictions, including excise taxes on undistributed income;

(18)	a portion of expenses associated with personnel of the Adviser or its affiliates providing legal services to the Fund and producing regulatory materials; and

(19)	~~(18)~~ such other types of expenses as may be approved from time to time by the Board.

(b)            The payment or assumption by the Adviser of any expenses of the Fund that the Adviser is not required by this Agreement to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expense of the Fund on any subsequent occasion, and the Adviser shall be reimbursed for any advance payment made on behalf of the Fund upon the request of the Adviser.

5.            Compensation. The Fund will pay the Adviser a fee (the "Management Fee") computed and paid quarterly, at the annual rate of (i) 0.25% of total Commitments (as defined in the Memorandum) for the first 12 months following the Initial Closing (as defined in the Memorandum), (ii) 0.65% of total Commitments from the one year anniversary of the Initial Closing until the six year anniversary of the Final Closing (as defined in the Memorandum); (iii) 0.65% of the Fund's net invested capital from the six year anniversary of the Final Closing until the eight year anniversary of the Final Closing and (iv) 0.30% of the Fund's net invested capital thereafter for the remaining life of the Fund. The Management Fee will be determined and accrued as of the last day of each quarter, and will be prorated for any period of less than a quarter based on the number of days in such period.

6.            Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or any Investors in connection with the matters to which this Agreement relates, except to the extent that such a loss results from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, director, employee, or agent of the Adviser or its affiliates, who may be or become an officer, Director, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting with respect to any business of the Fund, to be rendering such service to or acting solely for the Fund and not as an officer, director, employee, or agent or one under the control or direction of the Adviser even though compensated by it.

7.            Indemnification.

(a)            The Fund will indemnify the Adviser and its affiliates, and each of their respective members, directors, officers and employees and any of their affiliated persons, executors, heirs, assigns, successors or other legal representatives (each an "Indemnified Person") against any and all costs, losses, claims, damages or liabilities, joint or several, including, without limitation, reasonable attorneys' fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person's duties in respect of the Fund, except those resulting from the willful misfeasance, bad faith or gross negligence of an Indemnified Person or the Indemnified Person's reckless disregard of such duties and, in the case of criminal proceedings, unless such Indemnified Person had reasonable cause to believe its actions unlawful (collectively, "disabling conduct"). Indemnification shall be made following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Indemnified Person was not liable by reason of disabling conduct or (ii) a reasonable determination, based upon a review of the facts and reached by (A) the vote of a majority of the Directors who are not parties to the proceeding or (B) legal counsel selected by a vote of a majority of the Board in a written opinion, that the Indemnified Person is entitled to indemnification hereunder. The Fund shall advance to an Indemnified Person reasonable attorneys' fees and other costs and expenses incurred in connection with the defense of any action or proceeding arising out of such performance or non-performance. The Adviser agrees, and each other Indemnified Person will be required to agree as a condition to any such advance, that if one of the foregoing parties receives any such advance, the party will reimburse the Fund for such fees, costs and expenses to the extent that it shall be determined that the party was not entitled to indemnification under this Paragraph 7. The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.

(b)            Notwithstanding any of the foregoing, the provisions of this Paragraph 7 shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under federal securities laws, which, under certain circumstances, impose liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited or modified under applicable law or that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this Paragraph 7 to the fullest extent permitted by law. The provisions of this Paragraph 7 shall survive the termination or cancellation of this Agreement.

8.            Duration and Termination.

(a)            This Agreement will become effective on the ~~date the Fund commences investment operations~~Closing Date, provided that this Agreement will not take effect unless it has first been approved (i) by a vote of a majority of those Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting (or as otherwise permitted by applicable law or regulatory relief) called for the purpose of voting on such approval, and (ii) by vote of a majority of the outstanding voting securities of the Fund. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the date ~~the Fund commences investment operations~~of effectiveness. Thereafter, if not terminated, this Agreement shall continue automatically for successive one-year periods, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of those Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting (or as otherwise permitted by applicable law or regulatory relief) called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

(b)            Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the Fund's outstanding voting securities on 60 days' written notice to the Adviser or by the Adviser at any time, without the payment of any penalty, on 60 days' written notice to the Fund. This Agreement will automatically terminate in the event of its assignment.

9.            Use of Name. The Fund agrees that the names "Central Park Group" and "CPG" are owned by Central Park ~~Group, LLC~~or an affiliate of Central Park, and that, at the Adviser's request, it will take all necessary action to change the name of the Fund to a name not including "Central Park Group" or "CPG" in any form or combination within 10 days of the Adviser's request, that the Fund's failure to do so is not compensable by monetary damages and that the Adviser shall be entitled to equitable relief to enforce the Fund's obligation hereunder. The provisions of this Paragraph 9 shall survive the termination or cancellation of this Agreement.

10.            Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

11.            Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

12.            Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "national securities exchange," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the Securities and Exchange Commission by any rule, regulation or order. Where the effect of a requirement of the 1940 Act reflected in any provision of this contract is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.

CENTRAL PARK ADVISERS, LLC

By:
Name: Title:

CPG VINTAGE ACCESS FUND III, LLC

By:
Name: Title:

INVESTMENT ADVISORY AGREEMENT

AGREEMENT, made as of ~~October 26, 2020,~~______, 2022, between CPG VINTAGE ACCESS FUND IV, LLC (the "Fund"), a Delaware limited liability company, and CENTRAL PARK ADVISERS, LLC (the "Adviser"), a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Agreement").

WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end management investment company ~~and~~;

WHEREAS, the Adviser has served as the investment adviser of the Fund since the commencement of the Fund's investment operations, pursuant to an Investment Advisory Agreement between the Fund and the Adviser made as of October 26, 2020 (the "Prior Agreement");

WHEREAS, on October 21, 2021, Central Park Group, LLC ("Central Park"), the parent company of the Adviser, entered into a purchase agreement with Macquarie Management Holdings, Inc. ("Macquarie") pursuant to which Macquarie has agreed to acquire Central Park, subject to the satisfaction of certain customary closing conditions (the "Transaction"), which will constitute an assignment of the Prior Agreement and cause the Prior Agreement to terminate automatically in accordance with its terms, as required by applicable law, upon the closing of the Transaction (the "Closing Date"); and

WHEREAS, the Fund desires to continue to retain the Adviser as investment adviser to furnish certain investment advisory and portfolio management services to the Fund, and the Adviser is willing to continue to furnish these services.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.            Appointment. The Fund hereby appoints the Adviser as investment adviser of the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts this appointment and agrees to render the services herein set forth, for the compensation herein described.

2.            Duties as Investment Adviser.

(a)            Subject to the supervision of the Fund's Board of Directors (the "Board"), the Adviser will have full discretion and authority (i) to manage the assets and liabilities of the Fund and (ii) to manage the day-to-day business and affairs of the Fund. In furtherance of and subject to the foregoing, the Adviser will have full power and authority on behalf of the Fund, among other matters:

(1)	to purchase, sell, exchange, trade and otherwise deal in and with securities and other property of the Fund and to loan securities of the Fund;

(2)	to do any and all acts and exercise all rights with respect to the Fund's interest in any person, firm, corporation, partnership or other entity, including, without limitation, voting interests or shares of the Investment Funds (unless waived as provided in the immediately succeeding paragraph) (as defined in the Fund's confidential offering memorandum (the "Memorandum"));

(3)	to enter into agreements with the Investment Funds irrevocably to forego the right to vote interests or shares of the Investment Funds;

(4)	to enter into agreements with the Investment Funds that provide for, among other things, the indemnification by the Fund of the Investment Funds and the Investment Fund Managers (as defined in the Memorandum) to the same or different extent as provided for in respect of the Adviser, and to terminate such agreements;

(5)	to open, maintain and close accounts with brokers and dealers, to make all decisions relating to the manner, method and timing of securities and other investment transactions, to select and place orders with brokers, dealers or other financial intermediaries for the execution, clearance or settlement of any transactions on behalf of the Fund on such terms as the Adviser considers appropriate, and to grant limited discretionary authorization to such persons with respect to price, time and other terms of investment and trading transactions, subject to Paragraph 2(b);

(6)	to borrow from banks or other financial institutions and to pledge Fund assets as collateral therefor, to trade on margin, to exercise or refrain from exercising all rights regarding the Fund's investments, and to instruct custodians regarding the settlement of transactions, the disbursement of distributions and the disbursement of other payments to the Fund's investors ("Investors"), and the payment of Fund expenses;

(7)	to call and conduct meetings of Investors at the Fund's principal office or elsewhere as it may determine and to assist the Board in calling and conducting meetings of the Board;

(8)	to engage and terminate such attorneys, accountants and other professional advisers and consultants as the Adviser may deem necessary or advisable in connection with the affairs of the Fund or as may be directed by the Board;

(9)	to engage and terminate the services of persons to assist the Adviser in providing, or to provide under the Adviser's control and supervision, advice and management with respect to the Fund at the expense of the Adviser;

(10)	as directed by the Board, to commence, defend and conclude any action, suit, investigation or other proceeding that pertains to the Fund or any assets of the Fund;

(11)	if directed by the Board, to arrange for the purchase of (A) one or more "key man" insurance policies on the life of any principal of a member of the Adviser, the benefits of which are payable to the Fund, or (B) any insurance covering the potential liabilities of the Fund or relating to the performance of the Board or the Adviser, or any of their respective principals, trustees, officers, members, employees and agents; and

(12)	to execute, deliver and perform such contracts, agreements and other undertakings, and to engage in such activities and transactions as are, in the opinion of the Adviser, necessary and appropriate for the conduct of the business of the Fund without the act, vote or approval of any other Investors or person.

(b)            The Adviser, in its discretion, and to the extent permitted by applicable law, may use brokers that provide the Fund with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Fund, and the Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Adviser's good faith determination that such commission is reasonable in terms of either the particular transaction or the overall responsibility of the Adviser to the Fund and its other clients, and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. Should the Adviser simultaneously place orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account. The Fund recognizes that in some cases this procedure may adversely affect the results obtained for the Fund.

(c)            The Adviser agrees to provide certain management and administrative services to the Fund. These services shall include:

(1)	provision of administrative and secretarial, clerical and other personnel as necessary to provide the services required to be provided under this Agreement;

(2)	general supervision of the entities which are retained by the Fund to provide administration, accounting, transfer agency, custody, audit and other services to the Fund;

(3)	handling Investor inquiries regarding the Fund and providing Investors with information concerning their investment in the Fund;

(4)	monitoring relations and communications between Investors and the Fund;

(5)	overseeing the drafting and updating of disclosure documents relating to the Fund and assisting in preparing and providing offering materials to Investors;

(6)	overseeing the maintenance and updating of Investor information, such as change of address;

(7)	overseeing the distribution and acceptance of Investor Applications (as defined in the Memorandum) and confirming the receipt of such Investor Applications and funds;

(8)	issuing instruments certifying Investor ownership of units of limited liability company interests in the Fund;

(9)	monitoring compliance with regulatory requirements and with the Fund's investment objective, policies and restrictions;

(10)	coordinating and organizing meetings of the Board;

(11)	preparing materials and reports for use in connection with meetings of the Board;

(12)	maintaining and preserving those books and records of the Fund not maintained by the Fund's administrator (which books and records shall be the property of the Fund and shall be surrendered to the Fund promptly upon request; provided, however, that the Adviser may retain copies of the Fund's books and records);

(13)	overseeing the preparation of and filing of any required tax or information returns; and

(14)	reviewing and approving all regulatory filings required under applicable law.

Notwithstanding the appointment of the Adviser to provide services hereunder, the Board shall remain responsible for supervising the management, business and affairs of the Fund.

3.            Services Not Exclusive. The services furnished by the Adviser hereunder are not to be deemed exclusive and the Adviser shall be free to furnish similar services to others. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser or its affiliates, who also may be a Director, officer or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar or dissimilar nature.

4.            Expenses.

(a)            During the term of this Agreement, the Fund will bear all expenses incurred in the business of the Fund, except those specifically assumed by the Adviser and other service providers pursuant to their agreements with the Fund. Expenses to be borne by the Fund will include, but are not limited to, the following:

(1)	all expenses related to the Fund's investment program, including, but not limited to: (i) expenses borne indirectly through the Fund's investments, including, without limitation, any fees and expenses charged by the general partners, managing members, investment advisers or sponsors thereof (such as management fees, performance fees, carried interests or incentive fees or allocations, monitoring fees, property management fees, pass through expenses and costs and redemption or withdrawal fees); (ii) all costs and expenses directly related to portfolio transactions and positions for the Fund's account, such as direct and indirect expenses associated with the Fund's investments (whether or not consummated), and enforcing the Fund's rights in respect of such investments; (iii) transfer taxes and premiums; (iv) taxes withheld on non-U.S. dividends or other non-U.S. source income; (v) fees for data, software and technology providers; (vi) professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts); (vii) if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees; and (viii) expenses incurred by or in relation to financial advisors, placement agents, investment advisers and consultants such as (a) reasonable travel and other expenses including lodging and entertainment and meals related to diligence or informational meetings in which such persons meet with investment professionals employed by the Adviser, as well as for costs of organizing and holding such meetings and (b) payments to or on behalf of such persons for other types of events, including sales or training seminars;

(2)	the Management Fee (as defined below);

(3)	any authorized distribution or servicing fee, as described in the Memorandum;

(4)	all costs and expenses associated with the organization and initial registration of the Fund, up to $1 million per the Adviser's voluntary agreement to limit such costs and expenses;

(5)	all costs and expenses associated with the operation and ongoing registration of the Fund, including, without limitation, offering costs and the costs of compliance with any applicable federal, state or non-U.S. laws;

(6)	the fees of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund (the "Independent Directors") and the fees and expenses of independent counsel thereto, and the costs and expenses of holding any meetings of the Investors or the Board, its committees or the Independent Directors that are permitted or required to be held under the terms of the Fund's Limited Liability Company Agreement, as may be amended or amended and restated from time to time, the 1940 Act or other applicable law;

(7)	a portion, as determined by the Board, of the compensation payable to the Fund's chief compliance officer, and expenses attributable to implementing the Fund's compliance program;

(8)	the fees and expenses of performing research, risk analysis and due diligence, including third party background checks;

(9)	the fees and disbursements of any attorneys, accountants, independent registered public accounting firms and other consultants and professionals engaged on behalf of the Fund or the Independent Directors;

(10)	a portion, as approved by the Board, of the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund, the Adviser, the Directors or the officers of the Fund;

(11)	recordkeeping, custody and transfer agency fees and expenses of the Fund;

(12)	the fees and expenses of other service providers to the Fund, including depositaries (such as The Depository Trust & Clearing Corporation and National Securities Clearing Corporation), and other persons providing administrative services to the Fund, including the Fund's administrator;

(13)	all costs and expenses of preparing, setting in type, printing and distributing reports and other Fund communications to Investors or potential Investors, whether for regulatory, marketing or some other purpose;

(14)	all expenses of computing the Fund's net asset value, including any equipment or services obtained for the purpose of valuing the Fund's investment portfolio, including appraisal and valuation services provided by third parties engaged by or on behalf of the Fund;

(15)	all charges for equipment or services used for communications between the Fund and any custodian, administrator or other agent engaged by the Fund;

(16)	any extraordinary expenses, that is, those incurred outside of the ordinary course of business, including, without limitation, litigation or indemnification expenses and costs incurred in connection with holding and/or soliciting proxies for a meeting of Investors;

(17)	all taxes to which the Fund may be subject, directly or indirectly, and whether in the U.S., any state thereof or any other U.S. or non-U.S. jurisdictions, including excise taxes on undistributed income;

(18)	a portion of expenses associated with personnel of the Adviser or its affiliates providing legal services to the Fund and producing regulatory materials; and

(19)	~~(18)~~ such other types of expenses as may be approved from time to time by the Board.

(b)            The payment or assumption by the Adviser of any expenses of the Fund that the Adviser is not required by this Agreement to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expense of the Fund on any subsequent occasion, and the Adviser shall be reimbursed for any advance payment made on behalf of the Fund upon the request of the Adviser.

5.            Compensation. The Fund will pay the Adviser a fee (the "Management Fee") computed and paid quarterly, at the annual rate of (i) 0.25% of total Commitments (as defined in the Memorandum) for the first 12 months following the Initial Closing (as defined in the Memorandum), (ii) 0.65% of total Commitments from the one year anniversary of the Initial Closing until the six year anniversary of the Final Closing (as defined in the Memorandum); (iii) 0.65% of the Fund's net invested capital from the six year anniversary of the Final Closing until the eight year anniversary of the Final Closing and (iv) 0.30% of the Fund's net invested capital thereafter for the remaining life of the Fund. The Management Fee will be determined and accrued as of the last day of each quarter, and will be prorated for any period of less than a quarter based on the number of days in such period.

6.            Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or any Investors in connection with the matters to which this Agreement relates, except to the extent that such a loss results from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, director, employee, or agent of the Adviser or its affiliates, who may be or become an officer, Director, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting with respect to any business of the Fund, to be rendering such service to or acting solely for the Fund and not as an officer, director, employee, or agent or one under the control or direction of the Adviser even though compensated by it.

7.            Indemnification.

(a)            The Fund will indemnify the Adviser and its affiliates, and each of their respective members, directors, officers and employees and any of their affiliated persons, executors, heirs, assigns, successors or other legal representatives (each an "Indemnified Person") against any and all costs, losses, claims, damages or liabilities, joint or several, including, without limitation, reasonable attorneys' fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person's duties in respect of the Fund, except those resulting from the willful misfeasance, bad faith or gross negligence of an Indemnified Person or the Indemnified Person's reckless disregard of such duties and, in the case of criminal proceedings, unless such Indemnified Person had reasonable cause to believe its actions unlawful (collectively, "disabling conduct"). Indemnification shall be made following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Indemnified Person was not liable by reason of disabling conduct or (ii) a reasonable determination, based upon a review of the facts and reached by (A) the vote of a majority of the Directors who are not parties to the proceeding or (B) legal counsel selected by a vote of a majority of the Board in a written opinion, that the Indemnified Person is entitled to indemnification hereunder. The Fund shall advance to an Indemnified Person reasonable attorneys' fees and other costs and expenses incurred in connection with the defense of any action or proceeding arising out of such performance or non-performance. The Adviser agrees, and each other Indemnified Person will be required to agree as a condition to any such advance, that if one of the foregoing parties receives any such advance, the party will reimburse the Fund for such fees, costs and expenses to the extent that it shall be determined that the party was not entitled to indemnification under this Paragraph 7. The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.

(b)            Notwithstanding any of the foregoing, the provisions of this Paragraph 7 shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under federal securities laws, which, under certain circumstances, impose liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited or modified under applicable law or that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this Paragraph 7 to the fullest extent permitted by law. The provisions of this Paragraph 7 shall survive the termination or cancellation of this Agreement.

8.            Duration and Termination.

(a)            This Agreement will become effective on the ~~date the Fund commences investment operations~~Closing Date, provided that this Agreement will not take effect unless it has first been approved (i) by a vote of a majority of those Directors who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting (or as otherwise permitted by applicable law or regulatory relief) called for the purpose of voting on such approval, and (ii) by vote of a majority of the outstanding voting securities of the Fund. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the date ~~the Fund commences investment operations~~of effectiveness. Thereafter, if not terminated, this Agreement shall continue automatically for successive one-year periods, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of those Directors who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting (or as otherwise permitted by applicable law or regulatory relief) called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

(b)            Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the Fund's outstanding voting securities on 60 days' written notice to the Adviser or by the Adviser at any time, without the payment of any penalty, on 60 days' written notice to the Fund. This Agreement will automatically terminate in the event of its assignment.

9.            Use of Name. The Fund agrees that the names "Central Park Group" and "CPG" are owned by Central Park ~~Group, LLC~~or an affiliate of Central Park, and that, at the Adviser's request, it will take all necessary action to change the name of the Fund to a name not including "Central Park Group" or "CPG" in any form or combination within 10 days of the Adviser's request, that the Fund's failure to do so is not compensable by monetary damages and that the Adviser shall be entitled to equitable relief to enforce the Fund's obligation hereunder. The provisions of this Paragraph 9 shall survive the termination or cancellation of this Agreement.

10.            Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

11.            Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

12.            Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "national securities exchange," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the Securities and Exchange Commission by any rule, regulation or order. Where the effect of a requirement of the 1940 Act reflected in any provision of this contract is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.

CENTRAL PARK ADVISERS, LLC

By:
Name: Title:

CPG VINTAGE ACCESS FUND IV, LLC

By:
Name: Title:

APPENDIX C

Form of Proposed New Sub-Investment Advisory Agreement

SUB-ADVISORY AGREEMENT

AGREEMENT, made as of ~~August 21, 2020, as revised September 21, 2020,~~____, 2022, among CENTRAL PARK ADVISERS, LLC, a Delaware limited liability company (the "Adviser"), SELECT EQUITY GROUP, L.P., a Delaware limited partnership ("Sub-Adviser"), and, solely with respect to Section 7 and Exhibit A, CPG Cooper Square International Equity, LLC (the "Fund").

WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end management investment company;

WHEREAS, the ~~Fund has entered into~~Adviser has served as the investment adviser of the Fund since the commencement of the Fund's investment operations (the "Commencement Date"), pursuant to an Investment Advisory Agreement ~~with the Adviser, dated~~between the Fund and the Adviser, made as of August 21, 2020, as revised September 21, 2020 (the "Prior Investment Advisory Agreement")~~, pursuant to which the Adviser has been appointed to furnish certain investment advisory and portfolio management services to the Fund;~~ ;

WHEREAS, the Sub-Adviser has served as the sole investment sub-adviser of the Fund since the Commencement Date, pursuant to a Sub-Advisory Agreement among the Adviser, the Sub-Adviser and the Fund made as of August 21, 2020, as revised September 21, 2020 (together with the Prior Investment Advisory Agreement, the "Prior Agreements");

WHEREAS, on October 21, 2021, Central Park Group, LLC ("Central Park"), the parent company of the Adviser, entered into a purchase agreement with Macquarie Management Holdings, Inc. ("Macquarie") pursuant to which Macquarie has agreed to acquire Central Park, subject to the satisfaction of certain customary closing conditions (the "Transaction"), which will constitute an assignment of the Prior Agreements and cause the Prior Agreements to terminate automatically in accordance with their terms, as required by applicable law, upon the closing of the Transaction (the "Closing Date");

WHEREAS, the Fund has retained the Adviser to serve as investment adviser of the Fund pursuant to a new Investment Advisory Agreement between the Adviser and the Fund to be effective as of the Closing Date (the "Investment Advisory Agreement");

WHEREAS, the Adviser has the authority under the Investment Advisory Agreement to delegate, in compliance with applicable law, to one or more investment sub-advisers any of the duties enumerated in the Investment Advisory Agreement; provided, that, in each case, the Adviser will continue to oversee the services provided by such sub-adviser and its employees and any such delegation will not relieve the Adviser of any of its obligations under the Investment Advisory Agreement;

WHEREAS, the Adviser wishes to continue to engage the Sub-Adviser as the sole investment sub-adviser of the Fund after the Closing Date; and

WHEREAS, the Sub-Adviser is willing to continue to furnish certain investment advisory and portfolio management services pursuant to this Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.            Appointment. The Adviser hereby appoints the Sub-Adviser to act as investment sub-adviser to the Fund on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, on the terms stated in this Agreement and for the compensation stated on Exhibit A to this Agreement.

2.            Duties as Sub-~~Investment~~ Adviser. Subject to the general supervision of (i) the Fund's Board of Directors (the "Board") and (ii) the Adviser, the Sub-Adviser shall manage the investment operations and the composition of the portfolio securities and investments, including cash, of the Fund (collectively, the "Assets"), including the purchase, retention and disposition thereof and agreements relating thereto, in accordance with the Fund's investment objective and policies as stated in the Fund's Prospectus (as defined in Section 5(e) of this Agreement) and subject to the following understandings:

(a)           The Sub-Adviser shall furnish a continuous investment program for the Assets of the Fund's portfolio and determine from time to time which investments and securities will be purchased, retained, sold (including sold short) or lent by the Fund, whether, when and to what extent the Fund will engage in borrowing from banks or other financial institutions for investment purposes and which portion of the assets will be invested or held uninvested as cash or cash equivalents and shall communicate as provided in this Agreement in a timely manner all such transactions to the Adviser and custodian or such depositories designated in advance by the Fund or the Adviser.

(b)           The Sub-Adviser may lend securities from the Fund's portfolio in connection with short sales or other portfolio investment techniques. The Sub-Adviser is not, and shall not be, required to manage a securities lending program for the Fund and no such securities lending program will be implemented for the Fund without the written consent of the Sub-Adviser.

(c)           The Sub-Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Fund's Governing Documents (as defined below) and with the policies adopted by the Board in respect of the Fund, provided such documents and any amendments thereto have been delivered to the Sub-Adviser in accordance with Section 5 below. The Adviser shall take reasonable steps to ensure that the operations of the Fund will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations, provided, that the Sub-Adviser shall take reasonable steps to ensure that transactions effected by the Sub-Adviser for the account of the Fund will not violate the requirements of the 1940 Act and will comply with the requirements relating to investments generating qualifying income and asset diversification applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code").

(d)            The Adviser has claimed ~~or intends to claim~~ an exclusion from registration as a "commodity pool operator" with respect to the Fund under the Regulation 4.5 of the Commodities Exchange Act (the "CEA") and rely on the exemption in Regulation 4.14(a)(8) of the CEA to provide commodity interest trading advice to the Fund. The Sub-Adviser shall not manage the Assets in a manner that would cause the Adviser to not qualify for such exclusions until otherwise approved by the Adviser in writing.

(e)           The Sub-Adviser shall determine the Assets to be purchased, sold or lent by the Fund and as agent for the Fund will effect portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities; in placing orders with brokers and/or dealers the Sub-Adviser intends to seek best price and execution for purchases and sales, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as provided herein.

(f)            The Sub-Adviser may cause the Fund to allocate brokerage to broker-dealers that provide the Sub-Adviser with research and other services, even though such brokers or dealers may charge commissions that exceed those other broker-dealers may have charged for the same transactions, provided (i) the Sub-Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and the other accounts as to which the Sub-Adviser exercises investment discretion, without any requirement to demonstrate that any such factor is of a direct benefit to the Fund, (ii) such commission is paid in compliance with all applicable state and federal laws, including Section 28(e) of the Securities Exchange Act of 1934, as amended, and (iii) in the opinion of the Sub-Adviser, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.

(g)          Provided that the relevant materials have been forwarded to the Sub-Adviser in a timely fashion by, or on behalf of, the Fund, the Sub-Adviser shall be responsible for voting proxies and making all other voting and consent determinations with respect to the issuers of securities and other instruments held in the Fund's portfolio in (i) a manner deemed by the Sub-Adviser to be in the best interests of the Fund and (ii) accordance with the Sub-Adviser's proxy voting policies and procedures, a copy of which has been provided to the Adviser. Such authority shall remain in effect unless the Adviser has advised the Sub-Adviser in writing that the right to vote proxies has been expressly reserved to the Adviser or the Fund or otherwise delegated to another party. The Sub-Adviser shall have the power to exercise rights, options, warrants, conversion privileges, and redemption privileges and tender securities pursuant to a tender offer with respect to any Assets held by the Fund. The Adviser shall be responsible for the timely filing of all claims (or otherwise causing the Fund to participate) in class action settlements or similar proceedings in which investors may participate related to securities currently or previously associated with the Fund and shall provide the Sub-Adviser with a copy of any such claim or related document so filed. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other customers, the Sub-Adviser, may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its obligations to the Fund and to such other customers.

(h)          The Sub-Adviser shall: (i) provide the Adviser with any information reasonably requested regarding its management of the Assets required for the Prospectus, reports to the Fund's investors or filings with the Securities and Exchange Commission (the "Commission"), and other information reasonably requested by the Adviser; (ii) render to the Board such periodic and special reports as the Board or the Adviser may reasonably request; and (iii) meet with representatives of the Adviser or members of the Board at the reasonable request of the Adviser or the Board for the purpose of reviewing the Sub-Adviser's performance under this Agreement at reasonable times and upon reasonable advance notice.

(i)           The Sub-Adviser will maintain a written code of ethics (the "Code of Ethics") that complies with the requirements of Rule 17j-1 under the 1940 Act ("Rule 17j-1"), a copy of which will be provided to the Adviser and the Fund, and will institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1) from violating its Code of Ethics. The Sub-Adviser will follow such Code of Ethics in performing its services under this Agreement. The Sub-Adviser also will certify annually to the Fund that it and its "Advisory Persons" (as defined in Rule 17j-1) have complied materially with the requirements of Rule 17j-1 during the previous period or, if not, explain what the Sub-Adviser has done to seek to ensure such compliance in the future.

(j)            The Sub-Adviser will promptly notify the Adviser in writing of, in each case prior to, or promptly after, the occurrence of: (i) any actual or, to the extent known, reasonably expected future change in control or management of the Sub-Adviser; (ii) the death, incapacitation or departure of George S. Loening, Chad M. Clark or Matthew C. Pickering from the Sub-Adviser, or the cessation of the active involvement of any of the foregoing persons in the management of the Sub-Adviser or portfolio management of the Fund; and (iii) any other change in the portfolio manager(s) employed by the Sub-Adviser that are primarily responsible for the day-to-day management of the Fund's portfolio.

(k)           The Sub-Adviser will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders for the Fund as are required to be maintained by the Fund under the 1940 Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Sub-Advisory Agreement required to be prepared and maintained by the Sub-Adviser pursuant to applicable law. To the extent required by law, the books and records pertaining to the Fund, which are in possession of the Sub-Adviser, shall be the property of the Fund; provided, however, that the Sub-Adviser may retain copies of the Fund's books and records at its own cost. Upon the reasonable advance notice of the Adviser or the Fund, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Adviser and the Fund, or their respective designated representatives.

(l)           Upon request, and in accordance with the scope of its obligations and responsibilities contained in this Agreement, Sub-Adviser will provide reasonable certifications and documentation to the Adviser in connection with the Fund's compliance with applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations thereunder, and Rule 38a-1 under the 1940 Act. Such assistance shall include, but not be limited to: (i) providing, upon the request of the Fund's Chief Compliance Officer, copies of the Sub-Adviser's compliance policies and procedures, and a summary thereof; (ii) certifying quarterly, or more frequently upon reasonable request, that the Sub-Adviser's compliance program adopted pursuant to Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the "Advisers Act") is reasonably designed to prevent violations of the Federal Securities Laws (as defined in Rule 38a-1 under the 1940 Act) with respect to the services Sub-Adviser is obligated to provide to the Fund and is operating effectively; (iii) providing the Fund's Chief Compliance Officer with direct access to the Sub-Adviser's compliance personnel as reasonably requested; (iv) providing the Fund's Chief Compliance Officer with such periodic reports as reasonably requested and in a form satisfactory to the Adviser and the Sub-Adviser; and (vi) promptly providing the Fund's Chief Compliance Officer with a written report in the event of any material compliance violations in respect of the Fund. Upon request, the Sub-Adviser will provide certifications to the Fund, in a form satisfactory to the Fund and the Sub-Adviser, to be relied upon by the Fund's officers certifying the Fund's periodic reports on Form N-CSR pursuant to Rule 30a-2 under the 1940 Act.

(m)         The Sub-Adviser has provided to the Adviser prior to the execution of this Agreement, and the Adviser has acknowledged receipt of, all accounts, books, internal working papers and any other records or documents that are necessary to form the basis for or demonstrate the calculation of any historical performance or rate of return data previously furnished to the Adviser or its affiliates, for each month, quarter and year from the earliest date until the date hereof and, within five days following the request of the Adviser, will provide such materials with respect to monthly, quarterly and annual periods commencing hereafter.

(n)          In connection with any purchase and sale of securities or other instruments for the Fund, the Sub-Adviser will arrange for the transmission to the custodian for the Fund (the "Custodian") on a daily basis such confirmation, trade tickets, and other documents and information, including, but not limited to, CUSIP, Sedol, or other numbers that identify the securities or other instruments to be purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the Custodian to perform its custodial, administrative and recordkeeping responsibilities with respect to the Fund. The parties acknowledge that the Sub-Adviser is not a custodian of the Fund's assets and will not take possession or custody of the Assets.

(o)          The Sub-Adviser will assist the Custodian, administrator or similar party designated by the Adviser in assessing the fair value of securities or other instruments held in the Fund's portfolio for which market quotations are not readily available or for which the Adviser or the Board has otherwise determined to fair value such portfolio holdings. Notwithstanding the foregoing, the Adviser acknowledges and agrees that Sub-Adviser is not a pricing vendor for the Fund, the Sub-Adviser agrees to provide pricing information solely as an accommodation for the Fund, to the extent legally and contractually permissible, and the Sub-Adviser does not have any responsibility for determining the price of any security held by the Fund or calculating the Fund's net asset value. The Sub-Adviser shall not be liable for any damages or losses resulting from prices for which the Sub-Adviser provides assistance in obtaining a valuation, or for which it makes a recommendation, except to the extent that the Sub-Adviser knew or had reason to know that the information provided by the Sub-Adviser was incorrect or unreliable.

(p)          The Sub-Adviser will provide reasonable assistance to Adviser in respect of the Adviser's marketing efforts, provided that Sub-Adviser shall not be required to take any action that would render it an underwriter, broker or dealer in respect of the Fund or its securities. The Sub-Adviser's International Long/Short Equity team agrees to meet by conference call once quarterly with the Adviser to discuss the Fund's performance and outlook. For all quarterly calls, at least one investment team member will participate. A senior member of the Sub-Adviser's International Long/Short Equity team will participate in these quarterly calls as his schedule allows. In addition, the Sub-Adviser agrees to prepare and to deliver to the Adviser no later than 45-60 days after the end of each fiscal quarter a quarterly investment letter for the Fund. A member of the Sub-Adviser's International Long/Short Equity team shall make commercially reasonable attempts to attend Board meetings no less than quarterly or upon reasonable request after prior notice.

(q)            The Sub-Adviser represents and covenants that, for the period beginning as of the ~~date the Fund commences investment operations (the "~~Commencement Date~~")~~ and ending on the fourth anniversary of the Commencement Date, subject to fiduciary duties, it will make a good faith effort to accept investment management authority for at least $1 billion in Fund assets, which may be utilized at any time, and from time to time.

3.              Services Not Exclusive. The investment management services of the Sub-Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others; provided, however, that, except with the Adviser's prior written consent, the Sub-Adviser shall not enter into any agreement to utilize the Sub-Adviser's International Long/Short Strategy, as described in the Sub-Adviser's then current Form ADV, to manage, advise or sub-advise assets of any other U.S. closed-end registered investment company. Notwithstanding anything in this section to the contrary, in the event that the net assets raised by the Fund as of the fourth anniversary of the Commencement Date do not exceed $200 million, the terms of exclusivity rights granted in this section will no longer apply and the Sub-Adviser shall be permitted to make the International Long/Short Strategy available to other U.S. closed-end registered investment companies; provided, however, that, any monies, commitments or assets of the Sub-Adviser invested in the Fund shall be disregarded in calculating such $200 million threshold.

4.              Use of Name.

(a)          The Sub-Adviser shall have no rights relating to the Fund's name or in the name "Central Park Group", "Central Park Advisers", "Central Park" or "CPG" as it is used in connection with investment products, services or otherwise, and the Sub-Adviser will make no use of such names without the express written consent of the Fund or the Adviser, as the case may be; provided that notwithstanding anything in this Agreement to the contrary, the Sub-Adviser shall be entitled to, solely to the extent necessary to perform its services for the Adviser and the Fund pursuant to and in accordance with this Agreement during the term of this Agreement, (i) use the Fund's name and the name "Central Park Advisers" in Form ADV or any other document required to be filed with any governmental agency or self-regulatory organization, and (ii) give the Fund's name to brokers and other third parties providing services to the Fund. The Sub-Adviser shall also be permitted to identify the Fund (A) on the Sub-Adviser's client list and marketing materials, subject to the prior review and approval of the Fund or the Adviser with respect to marketing materials produced for client use (i.e., materials that are required to be filed with the Financial Industry Regulatory Authority ("FINRA")), which shall not be unreasonably withheld, conditioned or delayed and (B) to the extent necessary to perform its obligations under and in accordance with this Agreement. Nothing in this Agreement shall prevent the Sub-Adviser from (i) using the Fund's performance in calculating composite performance or (ii) otherwise publicizing the performance of the Fund as achieved by the Sub-Adviser where the Fund and the Adviser are not specifically identified.

(b)          Neither the Adviser nor the Fund shall have any rights relating to the name of the Sub-Adviser or "Cooper Square" or any derivation thereof and will make no use of such name without the express written consent of the Sub-Adviser; provided that notwithstanding anything in this Agreement to the contrary, the Sub-Adviser hereby grants to the Fund and the Adviser a limited, non-exclusive, worldwide license to use the name of the Sub-Adviser or "Cooper Square", or any derivation thereof (i) in the Prospectus, including any draft Prospectus or amendment thereto, as well as other informational materials, correspondence or conversations relating to the Fund, including, without limitation, any brochure or other marketing materials, subject to the prior review and approval of Sub-Adviser with respect to marketing materials produced for client use (i.e., materials that are required to be filed with FINRA), which shall not be unreasonably withheld, conditioned or delayed, and (ii) in any regulatory correspondence with respect to the Fund with the Commission or any other applicable regulatory institution with competent jurisdiction over the Fund. The Sub-Adviser represents and warrants that it has all necessary rights, title and interest necessary to grant the foregoing license and that the uses set forth in this Section 4(b) will not infringe any third party's intellectual property rights. In the event the Sub-Adviser ceases to serve as sub-adviser to the Fund, the Fund shall remove all references to the Sub-Adviser, "Cooper Square" or any derivation thereof in the Prospectus or any marketing or other informational material within 120 days, provided that the Fund may continue reference to the Sub-Adviser as a prior sub-adviser to the Fund or reference "Cooper Square" in the Fund's former name, in each case, as required by applicable law.

(c)          Each of the Adviser and the Sub-Adviser represents, warrants and covenants that it will not make, or cause or allow any of its affiliates to make, any oral or written statement to any third party that disparages, defames, or is intended to reflect adversely upon the Fund, the Adviser or the Sub-Adviser, as applicable.

(d)          It is understood that the name of each party to this Agreement, and any derivatives thereof or logos associated with that name (collectively, the "Marks"), are the valuable property of the party in question and its affiliates, and that each other party has the right to use such names pursuant to the relationship created by, and in accordance with the terms of, this Agreement only so long as this Agreement shall continue in effect. The permission to use the name is non-exclusive, non-transferable and non-assignable. In obtaining permission to use the Marks for the purpose of this Agreement, neither party will acquire the right, title, or interest whatsoever to any of the Marks. Neither party, nor anyone acting on its behalf, shall edit, excerpt or modify the Marks in any way. Upon termination of this Agreement, the parties shall forthwith cease to use the names and Marks of the other parties (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

5.            Governing Documents. ~~Prior to the Commencement Date, the~~The Adviser has delivered, or will deliver prior to the Closing Date, copies of each of the following documents (collectively, the "Governing Documents") to the Sub-Adviser and will promptly notify and deliver to the Sub-Adviser all future amendments and supplements, if any:

(a)       Certificate of Formation of the Fund and all amendments thereto;

(b)       Limited Liability Company Agreement of the Fund and all amendments thereto or amendments and restatements thereof;

(c)       Certified resolutions of the Board authorizing the appointment of the Sub-Adviser and the Adviser and approving this Agreement and the Investment Advisory Agreement;

(d)       The Fund's Registration Statement under the 1940 Act and the Securities Act of 1933, as amended (the "Securities Act"), on Form N-2 (the "Registration Statement") as filed with the Commission, and all amendments and supplements thereto; and

(e)            Prospectus and Statement of Additional Information of the Fund (such prospectus and statement of information, as in effect as of the ~~Commencement~~Closing Date and as amended or supplemented with respect to the Fund from time to time, together herein are referred to as the "Prospectus").

(f)       The Sub-Adviser shall not be responsible for compliance with any change or supplement to a Governing Document until five business days following the Sub-Adviser's notice thereof; provided, however, that if the change or supplement to a Governing Document is, based on the advice of Fund counsel, required to address a regulatory or compliance matter, the Sub-Adviser shall be responsible for compliance with such change or supplement promptly following the Sub-Adviser's notice thereof.

6.              Expenses. The Sub-Adviser shall be responsible solely for the expenses of its investment professionals and staff performing services for the Fund, including any consultants or other professionals hired by the Sub-Adviser in order to perform services for the Fund. For the avoidance of doubt, it is acknowledged and agreed that in no event will the Sub-Adviser be responsible for payment of any fee, expense, commission, tax or other cost or remuneration incurred by the Fund, except to the extent otherwise agreed to in writing.

7.              Compensation. For the services provided and the expenses borne pursuant to this Agreement, the Sub-Adviser will be paid as full compensation therefor the fee set forth on Exhibit A hereto. The Adviser and the Fund shall seek to ensure that units of limited liability company interests in the Fund ("Units") are sold only to "qualified clients" (as such term is defined in Rule 205-3 under the Advisers Act). The Fund and the Adviser shall be deemed to have fulfilled the foregoing responsibility by their reasonable and diligent review or the reasonable and diligent review by a Fund service provider or a selling agent of reasonably detailed and completed investor certifications to the effect that the prospective investor is a "qualified client" within the meaning of Rule 205-3 under the Advisers Act. For the avoidance of doubt, the form of investor certification included in the Prospectus shall be deemed "reasonably detailed."

8.            ~~Initial Subscription: Sub-Adviser will subscribe for $15 million of Units at the initial closing of the Fund or such other amount as may be mutually agreed in writing between the Adviser and the Sub-Adviser.~~[RESERVED]

9.              Standard of Care; Limitation of Liability of the Sub-Adviser. The Sub-Adviser shall use the same skill and care in the management of the Assets as it uses in the investment management of other accounts with similar characteristics for which it has investment responsibility as adviser or sub-adviser. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss, damage, cost or expense directly arising from a breach of fiduciary duty owed to the Fund as a result of this Agreement or a loss, damage, cost or expense resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

10.            Indemnification.

(a)          The Adviser shall indemnify the Sub-Adviser and each of its partners, members, officers, and employees, and each person, if any, who controls the Sub-Adviser within the meaning of Section 15 of the Securities Act ("Sub-Adviser Persons"), against, and hold them harmless from, any and all losses, claims, damages, liabilities, costs and expenses (including, without limitation, reasonable and documented attorneys' and accountants' fees and disbursements) (collectively, "Losses") asserted or threatened to be asserted by any person in so far as such Losses (or actions with respect thereto) arise out of or are based upon (i) any material breach of any of the representations, warranties, covenants or obligations of the Adviser with respect to this Agreement; (ii) any material breach of any of the representations, warranties, covenants or obligations of the Adviser with respect to the Investment Advisory Agreement; (iii) the bad faith, willful misconduct or gross negligence by the Adviser in the performance of its duties under this Agreement or the Investment Advisory Agreement or reckless disregard of obligations or duties hereunder or under the Investment Advisory Agreement; or (iv) any untrue statement of a material fact contained in the Prospectus, the Registration Statement, any proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Fund or the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, except to the extent such untrue statement or omission (i) was made in reliance upon information furnished to the Adviser or the Fund by the Sub-Adviser specifically for use therein and such information was reproduced without alteration in the form provided by the Sub-Adviser and used in the context in which it was given or otherwise approved in writing by the Sub-Adviser, or (ii) is "Sub-Adviser Information." "Sub-Adviser Information" shall mean disclosures made concerning: (i) the Sub-Adviser; (ii) the Sub-Adviser's International Long/Short Strategy; (iii) the investment performance or rate of return of the Sub-Adviser's advisory accounts, in each case that has been approved in writing by the Sub-Adviser specifically for inclusion in the Prospectus, the Registration Statement, any proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund (the "Fund Materials") or (iv) otherwise provided to, and approved in writing by, Sub-Adviser for inclusion in Fund Materials. Sub-Adviser shall approve or object in writing to the inclusion in the Fund Materials of any materials provided pursuant to clause (iv) of the definition of Sub-Adviser Information in a reasonably prompt manner. To the extent Sub-Adviser does not object to the inclusion of such materials in the Fund Materials within three business days following receipt by Sub-Adviser, such materials shall be deemed to be approved by Sub-Adviser. For the avoidance of doubt, any approvals required by this Section 10(a) may be made via electronic mail.

(b)          The Sub-Adviser shall indemnify the Fund, the Adviser and each of their respective partners, members, officers, directors, and employees, and each person, if any, who controls the Fund or the Adviser within the meaning of Section 15 of the Securities Act ("CPG Persons"), against, and hold them harmless from, any and all losses, claims, damages, liabilities, costs and expenses (including, without limitation, reasonable and documented attorneys' and accountants' fees and disbursements) (collectively, "Losses") asserted or threatened to be asserted by any person in so far as such Losses (or actions with respect thereto) arise out of or are based upon (i) any material breach of any of the representations, warranties, covenants or obligations of the Sub-Adviser with respect to this Agreement; (ii) the bad faith, willful misconduct or gross negligence by the Sub-Adviser in the performance of its duties under this Agreement or reckless disregard of obligations or duties hereunder; or (iii) any untrue statement of a material fact contained in the Prospectus, the Registration Statement, any proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Sub-Adviser that was required to be stated therein or necessary to make the statements therein not misleading to the extent such untrue statement or omission was (i) made in reliance upon information furnished to the Adviser or the Fund by the Sub-Adviser specifically for use in such document and such information was reproduced without alteration in the form provided by the Sub-Adviser and used in the context in which it was given or otherwise approved in writing by the Sub-Adviser or (ii) is Sub-Adviser Information.

(c)          The rights of indemnification provided in this section shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise by law.

(d)          The Sub-Adviser shall not be responsible for any Losses incurred by the Fund as a direct or indirect result of circumstances beyond the Sub-Adviser's control, including without limitation acts of God, earthquakes, fires, floods, storms, wars, acts of terrorism, pandemics, acts of civil or military authorities, governmental actions, or power outages.

(e)          Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

(f)           The Adviser and/or the Fund may have rights under U.S. federal or state laws and/or other applicable laws that may not be waived under such laws. Nothing in this Agreement is intended to override provisions of applicable law to the extent such provisions may not be waived or modified by agreement or disclosure.

(g)          The Sub-Adviser shall not be deemed to have breached this Agreement or the Governing Documents, or caused the Fund or the Adviser to suffer loses, due to fluctuations in the value or amount of the Assets arising from market movements. For the avoidance of doubt, it is agreed and acknowledged that upon the discovery of a violation of any Governing Document in connection with such market fluctuations, the Sub-Adviser will promptly move the Fund's portfolio into compliance.

11.            [RESERVED]

12.            Confidentiality.

(a)          Except as expressly authorized in this Agreement or a party's performance of services in accordance with this Agreement or as required by applicable law, regulation or court order, each party hereto and its affiliates (each, for purposes of this section, the "Recipient Party") shall keep confidential and shall not use or disclose, except with the consent of the other party hereto (each, for purposes of this section, the "Disclosing Party"), any and all non-public, proprietary or confidential information concerning the business of the Disclosing Parties and/or their affiliates or investors therein obtained in connection with the services rendered under this Agreement, including, without limitation, Portfolio Information (as defined below) (the "Information"); provided that the Recipient Party may make such disclosure to its directors, officers, partners, members, employees, agents, advisors, service providers, potential financing counterparties or representatives, including legal and compliance personnel (collectively, the "Representatives") who (i) need to know the Information in connection with this Agreement, (ii) have been informed of the confidential nature of such Information and (iii) have been advised that such Information is to be kept confidential and not used for any other purpose. Notwithstanding the foregoing, the Fund, the Adviser and the Sub-Adviser shall be permitted to disclose Portfolio Information consistent with applicable law. The Recipient Party shall be responsible for a breach of this section. Notwithstanding the foregoing, the Sub-Adviser shall be permitted to use Portfolio Information to the extent necessary in calculating and disclosing performance information or for other purposes required by law. The term "Information" will not include information that (i) is or becomes publicly available other than as a result of a disclosure by the Recipient Party in violation of this section, (ii) is or becomes available to the Recipient Party or its Representatives from a source other than the Disclosing Party, which source, to the knowledge of the Recipient Party or its Representatives, does not have an obligation of confidentiality to the Disclosing Party with respect to such information, (iii) was already in the Recipient Party's possession or the possession of its Representatives prior to receiving such information from the Disclosing Party, or (iv) is developed independently by the Recipient Party or its Representatives without use of the Information.

(b)          As used herein "Portfolio Information" means confidential and proprietary information of the Fund, the Adviser or the Sub-Adviser that is received by a party hereto in connection with this Agreement, and information with regard to the portfolio securities held both long and short, investment activity and characteristics of the Fund.

(c)          Each of the Adviser and the Sub-Adviser agrees that it shall exercise the same standard of care that it uses to protect its own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of the Information.

(d)          Each Recipient Party acknowledges the nature of each Disclosing Party's businesses and the efforts the Disclosing Parties undertake to develop, preserve and protect their Information and their business and competitive advantage and goodwill. Accordingly, each Recipient Party acknowledges and agrees that the restrictions, limitations and obligations in this section are reasonable and necessary for the protection of the legitimate business interests of the Disclosing Parties and their affiliates. Each Recipient Party also acknowledges that the Disclosing Parties would not have entered into this Agreement unless the Recipient Party agreed to such restrictions, limitations and obligations.

13.            Insurance. Each of the Adviser and the Sub-Adviser agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of their business activities.

14.            Duration and Termination.

(a)            This Agreement will become effective on the ~~Commencement~~Closing Date, provided that this Agreement will not take effect unless it has first been approved (i) by a vote of a majority of those Directors who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting (or as otherwise permitted by applicable law or regulatory relief) called for the purpose of voting on such approval, and (ii) by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the ~~Commencement Date~~date of effectiveness. Thereafter, if not terminated, this Agreement shall continue automatically for successive one-year periods, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of those Directors who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting (or as otherwise permitted by applicable law or regulatory relief) called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

(b)            Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, (i) by the Adviser on 60 days' written notice to the Sub-Adviser, (ii) by vote of the Board or by a vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) on 60 days' written notice to the Sub-Adviser or (iii) by the Sub-Adviser on 90 days' written notice to the Fund and the Adviser. This Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act or the Advisers Act) and the Sub-Adviser shall be notified by the Fund and the Adviser, or the Sub-Adviser shall notify the Fund and the Adviser, as applicable, as soon as reasonably practicable and as permissible under applicable law or this Agreement before any such assignment occurs. In addition, notwithstanding anything herein to the contrary, if the Investment Advisory Agreement terminates for any reason, this Agreement shall terminate effective upon the date the Investment Advisory Agreement terminates.

15.            Independent Contractor Status; Notice of Change in Partners. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board from time to time, have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser. The Sub-Adviser will notify the Adviser of any change in the membership of the Sub-Adviser as required by the Advisers Act.

16.            Amendment of this Agreement. This Agreement may be amended by mutual consent, provided that any material amendment hereto shall be approved (a) by vote of a majority of those members of the Board who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement cast in person at a meeting (or as otherwise permitted by applicable law or regulatory relief) called for the purpose of voting on such amendment, and, to the extent required by law, (b) by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

17.            Notices. Notices of any kind to be given to the parties hereto shall be in writing and shall be duly given if (A) mailed or delivered to the Adviser at ~~805 Third~~500 Fifth Avenue, ~~18th~~31st Floor, New York, New York ~~10022,~~10110, Attention: Principal Accounting Officer, or at such other address or to such other individual as shall be specified by the Adviser to the Sub-Adviser, or transmitted via electronic mail to legalcompliance@selectequity.com and (B) mailed or delivered to the Sub-Adviser at 380 Lafayette Street New York, New York 10003 Attention: Legal Department, with a copy to Compliance Department at the same address, or at such other address or to such other individual as shall be specified by the Sub-Adviser to the Adviser in writing, or transmitted via electronic mail to SPearlstein@centralparkgroup.com and MMascis@centralparkgroup.com. Notwithstanding the foregoing, all notices given by electronic mail shall be deemed duly given when actually received as evidenced by written confirmation thereof.

18.            Representations and Warranties of the Adviser. The Adviser represents, warrants and agrees, on and as of the date hereof, as follows:

(a)          The Adviser is duly organized, validly existing, and in good standing as a limited liability company under the laws of the State of Delaware, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it.

(b)          The execution, delivery and performance by the Adviser of this Agreement and the Investment Advisory Agreement are within its and the Adviser's powers and have been duly authorized by all necessary action, and no action by or in respect of, or filing with, any governmental body, agency or official is required for the execution, delivery and performance of this Agreement or the Investment Advisory Agreement, and the execution, delivery and performance of this Agreement and the Investment Advisory Agreement by the Adviser does not contravene or constitute a material breach or default under (i) any provision of applicable law, rule or regulation applicable to the Adviser, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser. Any individuals whose signatures are affixed to this Agreement on behalf of the Adviser have full authority and power to execute this Agreement.

(c)          This Agreement and the Investment Advisory Agreement are each enforceable against the Adviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

(d)          The Adviser is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement or the Investment Advisory Agreement.

(e)          To the best of its knowledge, there are no material pending, threatened, or contemplated actions, suits, proceedings, or investigations before or by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its affiliates, is a party or to which it or any of its affiliates or assets are subject, nor has it or any of its affiliates received any notice of an investigation, inquiry, or dispute by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of their respective activities which might reasonably be expected to result in a material adverse change in the Adviser's condition (financial or otherwise) or which might reasonably be expected to impair the Adviser's ability to discharge its obligations under this Agreement or the Adviser's investment management agreement with the Fund.

(f)           The Adviser shall provide the Sub-Adviser with a list of each entity that is an "affiliated person", as such term is defined in the 1940 Act, of the Fund and each person that, to the Adviser's knowledge, is an affiliated person of such person.

(g)          The Adviser (i) is registered with the Commission as an investment adviser under the Advisers Act and shall maintain such registration for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by the Investment Advisory Agreement; and (iii) is not presently under investigation by any regulatory agency and does not know of any pending or impending investigation or litigation by any such regulatory agency.

(h)          The Adviser has materially met and will seek to continue to materially meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency and will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of a registered investment company pursuant to Section 9 of the 1940 Act or otherwise.

(i)           If, at any time during the term of this Agreement, the Adviser discovers any fact or omission, or any event or change of circumstances has occurred, which would make any of its representations and warranties herein inaccurate or incomplete in any material respect, it will, to the extent permitted by applicable law or regulatory authority, provide prompt written notification to the Sub-Adviser of such fact, omission, event, or change of circumstance, and the facts related thereto. The Adviser agrees that it will provide prompt notice to the Sub-Adviser in the event that: (i) it makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs that could reasonably be expected to adversely impact the Adviser's ability to perform this Agreement. The Investment Advisory Agreement permits the Adviser to delegate certain of its duties as investment adviser thereunder to a sub-adviser.

19.            Representations and Warranties of the Sub-Adviser. The Sub-Adviser represents, warrants and agrees, on and as of the date hereof, as follows:

(a)          It is duly organized, validly existing, and in good standing as a limited partnership under the laws of the State of Delaware, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it.

(b)          The execution, delivery and performance by the Sub-Adviser of this Agreement are within its powers and have been duly authorized by all necessary action, and no action by or in respect of, or filing with, any governmental body, agency or official is required for the execution, delivery and performance of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement does not contravene or constitute a material breach or default under (i) any provision of applicable law, rule or regulation applicable to Sub-Adviser, (ii) the Sub-Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon Sub-Adviser. Any individuals whose signatures are affixed to this Agreement on behalf of Sub-Adviser have full authority and power to execute this Agreement.

(c)          This Agreement is enforceable against Sub-Adviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

(d)          To the best of its knowledge, there are no material pending, threatened, or contemplated actions, suits, proceedings, or investigations before or by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its affiliates, is a party or to which it or any of its affiliates or assets are subject, nor has it or any of its affiliates received any notice of an investigation, inquiry, or dispute by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of their respective activities which might reasonably be expected to result in a material adverse change in Sub-Adviser's condition (financial or otherwise) or which might reasonably be expected to impair Sub-Adviser's ability to discharge its obligations under this Agreement.

(e)          The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or otherwise; and (vi) is not presently under investigation by any regulatory agency and does not know of any pending or impending investigation or litigation by any such regulatory agency.

(f)           If, at any time during the term of this Agreement, Sub-Adviser discovers any fact or omission, or any event or change of circumstances has occurred, which would make any of their representations and warranties herein inaccurate or incomplete in any material respect, it will, to the extent permitted by applicable law or regulatory authority, provide prompt written notification to the Adviser of such fact, omission, event, or change of circumstance, and the facts related thereto. Sub-Adviser agrees that it will provide prompt notice to the Adviser in the event that: (i) it makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs that could reasonably be expected to adversely impact the Sub-Adviser's ability to perform this Agreement.

(g)          The Sub-Adviser has provided the Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV most recently filed with the Commission and will furnish a copy of all amendments to the Adviser at least annually.

(h)          The Sub-Adviser has adopted, maintains and implements written compliance policies and procedures as required by Rule 206(4)-7 under the Advisers Act.

(i)           The Sub-Adviser has adopted proxy voting policies, a copy of which has been provided to the Adviser.

20.            Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, all of which together shall for all purposes constitute one agreement, binding on the parties. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement in any other jurisdiction.

21.            Entire Agreement; Governing Law. This Agreement shall constitute the entire agreement of the parties hereto, and shall be governed by and construed in accordance with the laws of the State of New York, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control. BY SIGNING THIS AGREEMENT, THE PARTIES CONSENT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND FEDERAL COURTS LOCATED IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN.

22.            Survival. Sections 2(k), 4, 9, 10 and 12 hereof shall survive any expiration or termination of this Agreement.

23.            Miscellaneous.

(a)          The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(b)          If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

(c)          This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

(d)          As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the Commission by any rule, regulation or order. Where the effect of a requirement of the 1940 Act reflected in any provision of this contract is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

(e)          For the avoidance of doubt, it is acknowledged and agreed that the Exhibits appended hereto form a part of this Agreement. All defined terms used in this Agreement have the same meanings when used in the Exhibits hereto.

(f)           The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, the parties intend that this Agreement be construed as if drafted jointly by the parties and that no presumption or burden of proof arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

24.       Third Party Beneficiaries. The Fund and the Board are expressly made third party beneficiaries of this Agreement with rights to the same extent as if they had been a party to all sections hereto.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers or partners designated below on the day and year first above written.

CENTRAL PARK ADVISERS, LLC

By:
Name:
Title:

SELECT EQUITY GROUP, L.P.

By:
Name:
Title:

CPG COOPER SQUARE INTERNATIONAL EQUITY, LLC, solely with respect to Section 7 and Exhibit A

By:
Name:
Title:

Exhibit A

In consideration of services rendered pursuant to this Agreement, the Adviser will pay the Sub-Adviser, out of the management fee paid by the Fund to the Adviser, a fee (the "Sub-Advisory Fee") computed and payable monthly in arrears, at the annual rate of 0.75% of the net asset value of the Assets. For purposes of determining the Sub-Advisory Fee payable to the Sub-Adviser for any month, "net asset value" means the total value of the Assets as of the end of such month, less an amount equal to all accrued debts, liabilities and obligations of the Fund as of such date, and calculated before giving effect to any repurchase of Units on such date and before any reduction for any fees (including distribution and servicing fees and the Incentive Fee (defined below)) and expenses of the Fund. The Sub-Advisory Fee will be prorated for any period of less than a month based on the number of days in such period.

Promptly after the end of each fiscal year of the Fund, the Fund will pay to the Sub-Adviser an incentive fee (the "Incentive Fee") in an amount equal to 20% of the amount by which the Fund's Net Profits (as defined below) attributable to each class of Units (a "Class") for all Performance Periods (as defined below) ending within or coterminous with the close of such fiscal year exceed the balance of the Loss Carryforward Account (as defined below) maintained in respect of such Class, without duplication for any Incentive Fee paid by the Fund in respect of such Class during such fiscal year. In the event that a Performance Period ends in connection with the repurchase of Units by the Fund or a dividend or other distribution payable by the Fund, in each case on the date as of which the Fund's net asset value attributable to any Class is calculated for such purpose (each, a "valuation date"), the Incentive Fee also will be determined as if the end of such Performance Period were the end of the Fund's fiscal year; provided that only that portion of the Incentive Fee that is attributable to (i) the Units being repurchased (not taking into account any proceeds from any contemporaneous issuance of Units, by reinvestment of dividends and other distributions or otherwise), or (ii) the dividend or other distribution being paid by the Fund and not being reinvested in Units of the Fund, will be paid to the Sub-Adviser for such Performance Period.

For purposes of determining the Incentive Fee, if any, payable to the Sub-Adviser, the parties will maintain a memorandum account (the "Loss Carryforward Account") with respect to each Class that will have an initial balance of zero upon commencement of the Class's operations and, thereafter, will be credited as of the end of each Performance Period with the amount of any Net Loss (as defined below) of the Fund attributable to such Class for that Performance Period and will be debited with the amount of any Net Profits of the Fund attributable to such Class for that Performance Period, as applicable (provided, however, that the debiting of Net Profits may only reduce a positive balance in the Loss Carryforward Account and may not reduce the balance of the Loss Carryforward Account below zero). The Incentive Fee will be payable for a Performance Period only if and to the extent that the Loss Carryforward Account has a balance of zero.

The balance of the Loss Carryforward Account maintained for a Class, if any, shall be subject to a proportionate reduction in connection with: (i) any dividend or other distribution payable by the Fund in respect of such Class (to the extent such dividends and other distributions paid in respect of such Class are not reinvested in Units of such Class); or (ii) any repurchase by the Fund of Units of such Class. The amount of such reduction shall be that percentage of the then-current balance of the Loss Carryforward Account maintained for a Class determined by dividing (i) the aggregate amount of any dividends and other distributions paid in respect of such Class and not reinvested in Units of such Class, and the dollar amount of any Units of such Class repurchased by the Fund, by (ii) the Net Assets of the Fund attributable to such Class, prior to the reduction of Net Assets for the amount of such unreinvested dividends and other distributions and the dollar amount of Units of such Class repurchased by the Fund. The Loss Carryforward Account shall be maintained with respect to each Class as a whole (rather than for each individual investor).

For purposes of this Agreement, the following definitions apply:

(a)          "Net Assets" of a Class shall mean the total value of all assets of the Fund attributable to such Class, less all accrued debts, liabilities and obligations of the Fund attributable to such Class, determined in accordance with the valuation and accounting policies and procedures of the Fund as from time to time in effect. For purposes of determining the Fund's net asset value attributable to any Class, the Incentive Fee will be calculated and accrued on each date that the Fund calculates its net asset value.

(b)            "Performance Period" shall mean each 12-month period ending as of the Fund's fiscal year-end (~~or, for the first fiscal year of the Fund, the period from the commencement of the Fund's operations through the end of the Fund's first fiscal year;~~ or such other period ending as of the Fund's fiscal year-end in the event the Fund's fiscal year is changed); provided that the period of time from the prior Performance Period-end ~~(or commencement of the Fund, as the case may be)~~ through the valuation date of (i) a repurchase offer and (ii) a dividend or other distribution also shall constitute a Performance Period.

(c)          "Net Profits" attributable to a Class shall mean the amount by which (a) the Net Assets of the Fund attributable to a Class as of the end of a Performance Period, increased by the dollar amount of Units of such Class repurchased by the Fund during the Performance Period (excluding Units of such Class to be repurchased as of the last day of the Performance Period after the determination of the Incentive Fee) and by the amount of dividends and other distributions paid in respect of Units of such Class during the Performance Period and not reinvested in additional Units of such Class (excluding any dividends and other distributions to be paid as of the last day of the Performance Period), exceeds (b) the Net Assets of the Fund attributable to such Class as of the beginning of the Performance Period, increased by the dollar amount of Units of such Class issued during the Performance Period (excluding any Units of such Class issued in connection with the reinvestment of dividends and other distributions paid by the Fund in respect of such Class).

(d)          "Net Loss" attributable to a Class shall mean the amount by which (a) the Net Assets of the Fund attributable to such Class as of the beginning of a Performance Period, increased by the dollar amount of Units of such Class issued during the Performance Period (excluding any Units of such Class issued in connection with the reinvestment of dividends and other distributions paid by the Fund in respect of such Class), exceeds (b) the Net Assets of the Fund attributable to such Class as of the end of the Performance Period, increased by the dollar amount of Units of such Class repurchased by the Fund during the Performance Period (excluding Units of such Class to be repurchased as of the last day of the Performance Period after the determination of the Incentive Fee) and by the amount of dividends and other distributions paid in respect of such Class during the Performance Period and not reinvested in additional Units of such Class (excluding any dividends and other distributions to be paid as of the last day of the Performance Period).

Notwithstanding anything to the contrary herein, in the event of the termination of this Agreement, the Fund will be required to pay an Incentive Fee to the Sub-Adviser calculated in a manner as if such termination date were the end of the Fund's fiscal year.

APPENDIX D

Ownership Structure of the Adviser and the Adviser's Principal Executive Officers and Managers

As of the date of this Proxy Statement, the principal executive officers and managers of the Adviser are as follows:

Name	Position
Mitchell A. Tanzman	Manager, Co-Chief Executive Officer and Co-Chief Investment Officer
Michael Mascis	Manager and Chief Financial Officer
Gregory Brousseau	Manager, Co-Chief Executive Officer and Co-Chief Investment Officer
Ruth Goodstein	Manager and Chief Operating Officer

The principal business address of the Adviser and the foregoing individuals is 500 Fifth Avenue, 31st Floor, New York, New York 10110.

After the Closing, the Adviser will be a wholly-owned subsidiary of Macquarie Management Holdings, Inc., which is a wholly-owned subsidiary of Macquarie Affiliated Managers (USA) Inc., which is a wholly-owned subsidiary of Macquarie Affiliated Managers Holdings (USA) Inc., which is a wholly-owned subsidiary of Macquarie FG Holdings Inc., which is a wholly-owned subsidiary of Macquarie Asset Management US Holdings Pty Limited, which is a wholly-owned subsidiary of Macquarie Asset Management Holdings Pty Limited, which is a wholly-owned subsidiary of Macquarie Group Limited ("Macquarie Group"), the ultimate Parent of the Adviser.

The principal business address of the Adviser's post-Closing Parents are as follows:

Name	Address
Macquarie Management Holdings, Inc.	100 Independence, 610 Market Street, Philadelphia, PA 19106
Macquarie Affiliated Managers (USA) Inc.	125 West 55th Street, New York, NY 10019
Macquarie Affiliated Managers Holdings (USA) Inc.	125 West 55th Street, New York, NY 10019
Macquarie FG Holdings Inc.	125 West 55th Street, New York, NY 10019
Macquarie Equities (US) Holdings Pty Limited	125 West 55th Street, New York, NY 10019
Macquarie Group (US) Holdings No. 1 Pty Limited	Level 6, 50 Martin Place, Sydney, New South Wales, 2000, Australia
Macquarie Corporate International Holdings Pty Limited	Level 6, 50 Martin Place, Sydney, New South Wales, 2000, Australia
Macquarie Corporate Holdings Pty Limited	Level 6, 50 Martin Place, Sydney, New South Wales, 2000, Australia
Macquarie Financial Holdings Pty Limited	Level 6, 50 Martin Place, Sydney, New South Wales, 2000, Australia
Macquarie Group Limited	Level 6, 50 Martin Place, Sydney NSW 2000, Australia

D-1

APPENDIX E

Directors and Officers of the Funds who are Affiliated with the Adviser

The following table provides a list of each individual who is an officer or Director of the Funds and who is also an officer, employee, manager, general partner or shareholder of the Adviser. Please note that the address for each of the individuals below is 500 Fifth Avenue, 31st Floor, New York, New York 10110.

Name	Position with Funds	Position with Adviser
Mitchell A. Tanzman	Director and Principal Executive Officer	Manager, Co-Chief Executive Officer and Co-Chief Investment Officer
Michael Mascis	Principal Accounting Officer and Secretary	Manager and Chief Financial Officer
Seth L. Pearlstein	Chief Compliance Officer	Chief Compliance Officer
Gregory Brousseau	Vice President	Manager, Co-Chief Executive Officer and Co-Chief Investment Officer
Ruth Goodstein	Vice President	Manager and Chief Operating Officer
Alexander Lee	Vice President (Focused Access only)	Managing Director, Director of Research

E-1

APPENDIX F

Information Regarding The Vintage Funds

The following table sets forth information regarding the Vintage Funds:

Fund	Rate of Compensation Paid to the Adviser	Net Assets as of September 30, 2021	Total Commitments as of September 30, 2021
CPG Vintage Access Fund, LLC

(i) 0.10% for the first 12 months following the Initial Closing (as defined in the Fund's Offering Memorandum, (ii) 0.65% from the one year anniversary of the Initial Closing until the eight year anniversary of the Final Closing (Fund's Offering Memorandum) and (iii) 0.30% thereafter for the remaining life of the Fund.

Calculated based on the Fund's total Commitments (as defined in the Fund's Offering Memorandum) from the Initial Closing until the five year anniversary of the Final Closing and, thereafter, will be based on the Fund's net invested capital.

		$ [____]	$ [____]
CPG Vintage Access Fund II, LLC	(i) 0.10% of total Commitments (as defined in the Fund's Offering Memorandum) for the first 12 months following the Initial Closing (as defined in the Fund's Offering Memorandum), (ii) 0.65% of total Commitments from the one year anniversary of the Initial Closing until the six year anniversary of the Final Closing (as defined in the Fund's Offering Memorandum); (iii) 0.65% of the Fund's net invested capital from the six year anniversary of the Final Closing until the eight year anniversary of the Final Closing and (iv) 0.30% of the Fund's net invested capital thereafter for the remaining life of the Fund.	$ [____]	$ [____]
CPG Vintage Access Fund III, LLC	(i) 0.25% of total Commitments (as defined in the Fund's Offering Memorandum) for the first 12 months following the Initial Closing (as defined in the Fund's Offering Memorandum), (ii) 0.65% of total Commitments from the one year anniversary of the Initial Closing until the six year anniversary of the Final Closing (as defined in the Fund's Offering Memorandum); (iii) 0.65% of the Fund's net invested capital from the six year anniversary of the Final Closing until the eight year anniversary of the Final Closing and (iv) 0.30% of the Fund's net invested capital thereafter for the remaining life of the Fund.	$ [____]	$ [____]

F-1

Fund	Rate of Compensation Paid to the Adviser	Net Assets as of September 30, 2021	Total Commitments as of September 30, 2021
CPG Vintage Access Fund IV, LLC	(i) 0.25% of total Commitments (as defined in the Fund's Offering Memorandum) for the first 12 months following the Initial Closing (as defined in the Fund's Offering Memorandum), (ii) 0.65% of total Commitments from the one year anniversary of the Initial Closing until the six year anniversary of the Final Closing (as defined in the Fund's Offering Memorandum); (iii) 0.65% of the Fund's net invested capital from the six year anniversary of the Final Closing until the eight year anniversary of the Final Closing and (iv) 0.30% of the Fund's net invested capital thereafter for the remaining life of the Fund.	$ [____]	$ [____]

For each Vintage Fund, the Adviser agreed that to the extent organizational and offering expenses exceeded $1,000,000, the excess amount over $1,000,000 would be borne by the Adviser.

F-2

APPENDIX G

The Current Investment Advisory Agreements and the Current Sub-Investment Advisory Agreement

The following table lists for each Fund the effective date of its Current Investment Advisory Agreement, the date the Agreement was last submitted to Unitholders for approval, and the date the Agreement was last submitted to the Directors for approval. Each Current Investment Advisory Agreement was last approved by the initial Unitholder of the relevant Fund in connection with the initial approval of such agreement.

Fund Name	Date of Current Investment Advisory Agreement	Date Current Investment Advisory Agreement was Last Submitted to Unitholder Vote	Date Current Investment Advisory Agreement was Last Approved by Directors
CPG Cooper Square International Equity, LLC	8/21/2021, as revised 9/21/2021	8/21/2020	9/21/2020
CPG Focused Access Fund, LLC	7/12/2018	7/12/2018	9/21/2021
CPG Vintage Access Fund, LLC	7/21/2017, as revised 8/16/2017.	7/21/2017	9/21/2021
CPG Vintage Access Fund II, LLC	7/12/2018	7/12/2018	9/21/2021
CPG Vintage Access Fund III, LLC	9/12/2019	9/12/2019	9/21/2021
CPG Vintage Access Fund IV, LLC	10/26/2020	10/26/2020	10/26/2020

The following table lists for Cooper Square the effective date of its Current Sub-Investment Advisory Agreement, the date the Agreement was last submitted to Unitholders for approval, and the date the Agreement was last submitted to the Directors for approval. The Current Sub-Investment Advisory Agreement was last approved by the initial Unitholder of Cooper Square in connection with the initial approval of such agreement.

Fund Name	Date of Current Sub-Investment Advisory Agreement	Date Current Sub- Investment Advisory Agreement was Last Submitted to Unitholder Vote	Date Current Sub- Investment Advisory Agreement was Last Approved by Directors
CPG Cooper Square International Equity, LLC	8/21/2021, as revised 9/21/2021	8/21/2020	9/21/2020

G-1

APPENDIX H

Fees Paid to the Adviser and SEG

The following table provides the fees paid by each Fund to the Adviser during its most recent fiscal year. All fees are shown net of any applicable waivers and reimbursements.

None of the Funds paid affiliated brokerage fees during the most recent fiscal year.

Fund Name	Fiscal Year End	Net Advisory Fee Paid to the Adviser
CPG Cooper Square International Equity, LLC	9/30/21	$ [____]
CPG Focused Access Fund, LLC	3/31/21	$ [____]
CPG Vintage Access Fund, LLC	3/31/21	$ [____]
CPG Vintage Access Fund II, LLC	3/31/21	$ [____]
CPG Vintage Access Fund III, LLC	3/31/21	$ [____]
CPG Vintage Access Fund IV, LLC	3/31/21	$ [____]
Total		$ [____]

The following table provides the fees paid by Cooper Square to SEG during its most recent fiscal year. All fees are shown net of any applicable waivers and reimbursements.

Fund Name	Fiscal Year End	Net Sub-Advisory Fee Paid to the Adviser (includes any Incentive Fee)
CPG Cooper Square International Equity, LLC	9/30/21	$ [____]

H-2

APPENDIX I

Rate of Compensation Paid to the Adviser and SEG

The following table lists for each Fund the rate of compensation paid to the Adviser under the Current Investment Advisory Agreements and the proposed New Investment Advisory Agreements (as a percentage of the Fund's net assets, unless otherwise indicated).

Fund Name	Rate of Compensation Paid to the Adviser
CPG Cooper Square International Equity, LLC	1.25%
CPG Focused Access Fund, LLC	0.55%
CPG Vintage Access Fund, LLC

(i) 0.10% for the first 12 months following the Initial Closing (as defined in the Fund's Offering Memorandum, (ii) 0.65% from the one year anniversary of the Initial Closing until the eight year anniversary of the Final Closing (Fund's Offering Memorandum) and (iii) 0.30% thereafter for the remaining life of the Fund.

Calculated based on the Fund's total Commitments (as defined in the Fund's Offering Memorandum) from the Initial Closing until the five year anniversary of the Final Closing and, thereafter, will be based on the Fund's net invested capital.

CPG Vintage Access Fund II, LLC	(i) 0.10% of total Commitments (as defined in the Fund's Offering Memorandum) for the first 12 months following the Initial Closing (as defined in the Fund's Offering Memorandum), (ii) 0.65% of total Commitments from the one year anniversary of the Initial Closing until the six year anniversary of the Final Closing (as defined in the Fund's Offering Memorandum); (iii) 0.65% of the Fund's net invested capital from the six year anniversary of the Final Closing until the eight year anniversary of the Final Closing and (iv) 0.30% of the Fund's net invested capital thereafter for the remaining life of the Fund.
CPG Vintage Access Fund III, LLC	(i) 0.25% of total Commitments (as defined in the Fund's Offering Memorandum) for the first 12 months following the Initial Closing (as defined in the Fund's Offering Memorandum), (ii) 0.65% of total Commitments from the one year anniversary of the Initial Closing until the six year anniversary of the Final Closing (as defined in the Fund's Offering Memorandum); (iii) 0.65% of the Fund's net invested capital from the six year anniversary of the Final Closing until the eight year anniversary of the Final Closing and (iv) 0.30% of the Fund's net invested capital thereafter for the remaining life of the Fund.
CPG Vintage Access Fund IV, LLC	(i) 0.25% of total Commitments (as defined in the Fund's Offering Memorandum) for the first 12 months following the Initial Closing (as defined in the Fund's Offering Memorandum), (ii) 0.65% of total Commitments from the one year anniversary of the Initial Closing until the six year anniversary of the Final Closing (as defined in the Fund's Offering Memorandum); (iii) 0.65% of the Fund's net invested capital from the six year anniversary of the Final Closing until the eight year anniversary of the Final Closing and (iv) 0.30% of the Fund's net invested capital thereafter for the remaining life of the Fund.

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The following table lists for Cooper Square the rate of compensation paid by the Adviser to SEG under the Current Sub-Investment Advisory Agreement and the proposed New Sub-Investment Advisory Agreement (as a percentage of Cooper Squares net assets).

Fund Name	Rate of Compensation Paid by the Adviser to SEG
CPG Cooper Square International Equity, LLC	0.75%[1]

1       Does not include incentive fee paid by the Fund, described below.

In addition, the Fund pays SEG an incentive fee (the "Incentive Fee"), calculated as 20% of the amount by which the Fund's net profits attributable to each class of units for all performance periods ending within or coterminous with the close of such fiscal year exceed the balance of the loss carryforward account maintained in respect of such class, without duplication for any incentive fee paid by the Fund in respect of such class during such fiscal year. The Fund also pays SEG the Incentive Fee in the event that a performance period ends in connection with the repurchase of units by the Fund or a dividend or other distribution payable by the Fund, in each case on the date as of which the Fund's net asset value attributable to any class is calculated for such purpose; provided that only that portion of the Incentive Fee that is attributable to (i) the units being repurchased (not taking into account any proceeds from any contemporaneous issuance of units, by reinvestment of dividends and other distributions or otherwise), or (ii) the dividend or other distribution being paid by the Fund and not being reinvested in units of the Fund, is paid to SEG for such performance period. The Incentive Fee, if any, is calculated and accrued on each date that the Fund calculates its NAV.

"Performance period" means each 12-month period ending as of the Fund's fiscal year-end (or, for the first fiscal year of the Fund, the period from the commencement of the Fund's operations through the end of the Fund's first fiscal year; or such other period ending as of the Fund's fiscal year-end in the event the Fund's fiscal year is changed); provided that the period of time from the prior performance period-end (or commencement of the Fund, as the case may be) through the valuation date of (i) a repurchase offer and (ii) a dividend or other distribution also constitutes a performance period. The Incentive Fee is payable for a performance period only if and to the extent that the Fund's loss carryforward account has a balance of zero. The loss carryforward account is a memorandum account with respect to each class that had an initial balance of zero upon commencement of the class's operations and, thereafter, is credited as of the end of each performance period with the amount of any net loss of the Fund attributable to such class for that performance period, and is debited with the amount of any net profits of the Fund attributable to such class for that performance period, as applicable. This is known as a "high water mark."

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APPENDIX J

Ownership Structure of SEG and SEG's Principal Executive Officers, Directors and General Partners

As of the date of this Proxy Statement, the principal executive officer and each director or general partner of SEG are as follows:

Name	Position
George S. Loening	Chairman and Chief Executive Officer
Select Equity GP, LLC	General Partner

SEG is employee owned. The general partner of SEG is Select Equity GP, LLC, a Delaware limited liability company (the "General Partner"). George S. Loening is the controlling member of the General Partner.

The principal business address of the foregoing individuals and entities is 380 Lafayette Street, New York, New York 10003.

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APPENDIX K

Ownership of Units

As of the Record Date, the following persons are known by the Funds to be the beneficial owner of more than five percent of any class of the Fund's voting securities:

Fund	Class of Units Owned	Name	Address	Units Held	Percentage of Units Owned

CPG Cooper Square International Equity, LLC	Class A	[_____]	[_____]	[_____]	[___]%
		[_____]	[_____]	[_____]	[___]%

	Class I	[_____]	[_____]	[_____]	[___]%
		[_____]	[_____]	[_____]	[___]%

CPG Focused Access Fund, LLC	Class A	[_____]	[_____]	[_____]	[___]%
		[_____]	[_____]	[_____]	[___]%

	Class I	[_____]	[_____]	[_____]	[___]%
		[_____]	[_____]	[_____]	[___]%

	Class F1	[_____]	[_____]	[_____]	[___]%
		[_____]	[_____]	[_____]	[___]%

	Class F2	[_____]	[_____]	[_____]	[___]%
		[_____]	[_____]	[_____]	[___]%

CPG Vintage Access Fund, LLC	N/A	[_____]	[_____]	[_____]	[___]%
		[_____]	[_____]	[_____]	[___]%

CPG Vintage Access Fund II, LLC	N/A	[_____]	[_____]	[_____]	[___]%
		[_____]	[_____]	[_____]	[___]%

CPG Vintage Access Fund III, LLC	N/A	[_____]	[_____]	[_____]	[___]%
		[_____]	[_____]	[_____]	[___]%

CPG Vintage Access Fund IV, LLC	N/A	[_____]	[_____]	[_____]	[___]%
		[_____]	[_____]	[_____]	[___]%

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